Exhibit 10.(o)



                                CREDIT AGREEMENT

                                      among

                               LENNAR CORPORATION,

                                       and

                            the Lenders Party Hereto

                                       and

                                  BANK ONE, NA,
                            As Administrative Agent,

                             BANKERS TRUST COMPANY,
                              As Syndication Agent,

                             BANK OF AMERICA, N.A.,
                           As Co-Documentation Agent,

                         CREDIT LYONNAIS ATLANTA AGENCY,
                           As Co-Documentation Agent,

                         GUARANTY FEDERAL BANK, F.S.B.,
                            As Senior Managing Agent,

                              WACHOVIA BANK, N.A.,
                            As Senior Managing Agent

                                 COMERICA BANK,
                                as Managing Agent

                                 SUNTRUST BANK,
                                as Managing Agent

                                       and

                         U.S. BANK NATIONAL ASSOCIATION,

                                   as Co-Agent

                                      with

                         BANC ONE CAPITAL MARKETS, INC.

                                       and

                         DEUTSCHE BANK SECURITIES, INC.,
                              as Co-Lead Arrangers

                               Dated: May 3, 2000

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                                Table of Contents

ARTICLE I           CERTAIN DEFINED TERMS.....................................1
       SECTION 1.01.  Certain Defined Terms...................................1
       SECTION 1.02.  Computation of Time Periods............................30
       SECTION 1.03.  Accounting Terms.......................................30

ARTICLE II          THE CREDITS..............................................31
       SECTION 2.01.  Facility A Commitment..................................31
       SECTION 2.02.  Facility B Commitment..................................32
       SECTION 2.03.  Facility C Commitment..................................32
       SECTION 2.04.  Swing Line Loans.......................................33
       SECTION 2.05.  Types of Advances......................................34
       SECTION 2.06.  Principal Payments.....................................34
       SECTION 2.07.  Commitment Fees; Reductions of Commitments.............40
       SECTION 2.08.  Method of Borrowing....................................41
       SECTION 2.09.  Method of Selecting Types and Interest
                      Periods for Advances...................................41
       SECTION 2.10.  Method of Selecting Types and Interest Periods for
                      Conversion and Continuation of Advances................43
       SECTION 2.11.  Minimum Amount of Each Advance.........................43
       SECTION 2.12.  Rate after Maturity....................................44
       SECTION 2.13.  Method of Payment......................................44
       SECTION 2.14.  Notes; Telephonic Notices..............................44
       SECTION 2.15.  Interest Payment Dates; Interest and Fee Basis.........45
       SECTION 2.16.  Notification of Advances, Interest Rates, Prepayments
                      and Commitment Reductions..............................45
       SECTION 2.17.  Lending Installations..................................45
       SECTION 2.18.  Increase in Facility A or Facility C...................46
       SECTION 2.19.  Extension of Facility B Termination Date...............48
       SECTION 2.20.  Facility B Term-Out....................................50
       SECTION 2.21.  Facility Letters of Credit.............................51
       SECTION 2.22.  Non-Receipt of Funds by the Administrative Agent.......58
       SECTION 2.23.  Withholding Tax Exemption..............................59
       SECTION 2.24.  Unconditional Obligation to Make Payment...............59
       SECTION 2.25.  Compensating Balances..................................59
       SECTION 2.26.  Co-Borrower............................................60
       SECTION 2.27.  Replacement of Certain Lenders.........................61

ARTICLE III         CHANGE IN CIRCUMSTANCES..................................62
       SECTION 3.01.  Yield-Protection.......................................62
       SECTION 3.02.  Changes in Capital Adequacy Regulation.................62
       SECTION 3.03.  Availability of Types of Advances......................63
       SECTION 3.04.  Funding Indemnification................................63
       SECTION 3.05.  Lender Statements Survival of Indemnity................63

ARTICLE IV          REPRESENTATIONS AND WARRANTIES...........................64
       SECTION 4.01.  Organization, Powers, etc..............................64
       SECTION 4.02.  Authorization and Validity of this Agreement, etc......64
       SECTION 4.03.  Financial Statements...................................65
       SECTION 4.04.  No Material Adverse Effect.............................66
       SECTION 4.05.  Title to Properties....................................66
       SECTION 4.06.  Litigation.............................................67

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       SECTION 4.07.  Payment of Taxes.......................................67
       SECTION 4.08.  Agreements.............................................67
       SECTION 4.09.  Foreign Direct Investment Regulations..................67
       SECTION 4.10.  Federal Reserve Regulations............................68
       SECTION 4.11.  Consents, etc..........................................68
       SECTION 4.12.  Compliance with Applicable Laws........................68
       SECTION 4.13.  Relationship of the Loan Parties.......................69
       SECTION 4.14.  Subsidiaries; Joint Ventures...........................69
       SECTION 4.15.  ERISA..................................................69
       SECTION 4.16.  Investment Company Act.................................70
       SECTION 4.17.  Public Utility Holding Company Act.....................70
       SECTION 4.18.  Subordinated Debt......................................70
       SECTION 4.19.  Post-Retirement Benefits...............................70
       SECTION 4.20.  Insurance..............................................70
       SECTION 4.21.  Environmental Representations..........................70
       SECTION 4.22.  Merger.................................................71
       SECTION 4.23.  Minimum Adjusted Tangible Net Worth....................71
       SECTION 4.24.  Co-Borrower Termination Conditions.....................71
       SECTION 4.25.  No Misrepresentation...................................71

ARTICLE V           CONDITIONS PRECEDENT; TERMINATION........................71
       SECTION 5.01.  Conditions of Effectiveness............................71
       SECTION 5.02.  Conditions Precedent to All Advances and
                      Facility Letters of Credit.............................76

ARTICLE VI          AFFIRMATIVE COVENANTS....................................77
       SECTION 6.01.  Existence, Properties, etc.............................77
       SECTION 6.02.  Notice.................................................78
       SECTION 6.03.  Payments of Debts, Taxes, etc..........................78
       SECTION 6.04.  Accounts and Reports...................................78
       SECTION 6.05.  Access to Premises and Records.........................83
       SECTION 6.06.  Maintenance of Properties and Insurance................83
       SECTION 6.07.  Financing: New Investing...............................83
       SECTION 6.08.  Compliance with Applicable Laws........................84
       SECTION 6.09.  Advances to the Mortgage Banking Subsidiaries..........84
       SECTION 6.10.  Use of Proceeds........................................85

ARTICLE VII         NEGATIVE COVENANTS.......................................85
       SECTION 7.01.  Minimum Tangible Net Worth.............................85
       SECTION 7.02.  Limitation on Indebtedness.............................85
       SECTION 7.03.  Guaranties.............................................86
       SECTION 7.04.  Sale of Assets; Acquisitions; Merger...................86
       SECTION 7.05.  Investments............................................87
       SECTION 7.06.  Disposition; Encumbrance or Issuance of Certain Stock..88
       SECTION 7.07.  Other Indebtedness.....................................88
       SECTION 7.08.  Housing Units..........................................88
       SECTION 7.09.  Construction in Progress...............................88
       SECTION 7.10.  No Margin Stock........................................89
       SECTION 7.11.  Mortgage Banking Subsidiaries' Capital Ratio...........89
       SECTION 7.12.  Transactions with Affiliates...........................89
       SECTION 7.13.  Restrictions on Advances to Mortgage
                                 Banking Subsidiaries........................89
       SECTION 7.14.  Mortgage Banking Subsidiaries Adjusted Net Worth.......90

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       SECTION 7.15.  Investments in Land....................................90
       SECTION 7.16.  Liens and Encumbrances.................................90
       SECTION 7.17.  Merger Documents.......................................90

ARTICLE VIII        COLLATERAL...............................................90
       SECTION 8.01.  Pledge Agreement.......................................90
       SECTION 8.02.  Mortgage Banking Subsidiaries Note.....................91
       SECTION 8.03.  Collateral Trusts......................................92

ARTICLE IX          EVENTS OF DEFAULT........................................93
       SECTION 9.01.  Events of Default......................................93
       SECTION 9.02.  Remedies...............................................94
       SECTION 9.03.  Application of Payments................................95

ARTICLE X           THE ADMINISTRATIVE AGENT.................................96
       SECTION 10.01.  Appointment...........................................96
       SECTION 10.02.  Powers................................................97
       SECTION 10.03.  General Immunity......................................97
       SECTION 10.04.  No Responsibility for Loans, Recitals, Etc............97
       SECTION 10.05.  Employment of Agents and Counsel......................97
       SECTION 10.06.  Reliance on Documents; Counsel........................97
       SECTION 10.07.  No Waiver of Rights...................................98
       SECTION 10.08.  Knowledge of Event of Default.........................98
       SECTION 10.09.  Administrative Agent's Reimbursement
                       and Indemnification...................................98
       SECTION 10.10.  Notices to the Company................................98
       SECTION 10.11.  Action on Instructions of Lenders.....................99
       SECTION 10.12.  Lender Credit Decision................................99
       SECTION 10.13.  Collateral............................................99
       SECTION 10.14.  Resignation or Removal of the Administrative Agent...100
       SECTION 10.15.  Benefits of Article X................................101

ARTICLE XI          SETOFF; RATABLE PAYMENTS................................101
       SECTION 11.01.  Set-off..............................................101
       SECTION 11.02.  Ratable Payments.....................................101

ARTICLE XII         BENEFIT OF AGREEMENT; ASSIGNMENTS; PARTICIPATIONS.......102
       SECTION 12.01.  Successors and Permitted Assigns.....................102
       SECTION 12.02.  Participations.......................................102
       SECTION 12.03.  Assignments..........................................103

ARTICLE XIII        MISCELLANEOUS...........................................104
       SECTION 13.01.  Notice...............................................104
       SECTION 13.02.  Survival of Representations..........................104
       SECTION 13.03.  Expenses.............................................105
       SECTION 13.04.  Indemnification of the Lenders and the
                       Administrative Agent.................................105
       SECTION 13.05.  Maximum Interest Rate................................105
       SECTION 13.06.  Modification of Agreement............................106
       SECTION 13.07.  Register.............................................107
       SECTION 13.08.  Preservation of Rights...............................108
       SECTION 13.09.  Several Obligations of Lenders.......................108
       SECTION 13.10.  Severability.........................................108

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       SECTION 13.11.  Counterparts.........................................108
       SECTION 13.12.  The Company as Agent for the Co-Borrower.............108
       SECTION 13.13.  Loss, etc., Notes....................................109
       SECTION 13.14.  Governmental Regulation..............................109
       SECTION 13.15.  Taxes................................................109
       SECTION 13.16.  Headings.............................................109
       SECTION 13.17.  Entire Agreement.....................................109
       SECTION 13.18.  CHOICE OF LAW........................................109
       SECTION 13.19.  CONSENT TO JURISDICTION..............................109
       SECTION 13.20.  WAIVER OF JURY TRIAL.................................110

                                    SCHEDULES

Schedule     Description             References
--------     -----------             ----------

I            Lenders                 Preamble and Section 12.03(a)

II           Existing Letters        Definitions of "Existing Letters
             Of Credit               Of Credit" and "Issuer" and
                                     Section 2.21(i)

III          Real Estate             Definition of "Joint Venture" and
                                     Sections 4.05 and 6.04(h)

IV           Permitted Liens         Definition

V            Consents                Section 4.11

VI           Subsidiaries            Section 4.14

VII          Subsidiaries Not        Definition of "Co-Borrower
             Required to Deliver     Subsidiary" and Sections 4.14,
             Guaranties              5.01(b), 7.03 and 7.05

VIII         Subordinated            Section 4.18
             Debt

IX           Loan Facilities To      Section 5.01(r)
             Required To Be
             Repaid

X            Permitted               Section 7.04(a)
             Despositions

                                    EXHIBITS

Exhibit     Description                        Reference
-------     -----------                        ---------

   A        Co-Borrower Facility A Note        Definition
   B        Co-Borrower Facility Note          Definition
   C        Requirements for Entitled Land     Definition of "Entitled Land"
   D        Facility A Note                    Definition
   E        Facility B Revolver Note           Definition
   F        Facility B Term Note               Definition
   E        Facility B Revolver Note           Definition
   F        Facility B Term Note               Definition
   G        Facility C Note                    Definition
   H        Guaranty                           Definition
   I        Intercreditor Agreement            Definition
   J        Lennar Guaranty                    Definition
   K        Second Amended and Restated        Definition of "Mortgage
            Mortgage Banking Subsidiaries      Banking Subsidiaries Note"
            Note
   L-1      Company Pledge Agreement           Definition of "Pledge
                                               Agreement"
   L-2      Subsidiary Pledge Agreement        Definition of "Pledge
                                               Agreement"
   M        Pricing Grid                       Definition
   N        Swing Line Note                    Definition
   O        Commitment and Acceptance          Section 2.18(a)
   P        Intentionally Omitted
   Q        Co-Borrower Pledge Agreement       Section 5.01(s)
   R        Co-Borrower Guaranty               Section 5.01(s)
   S        Intentionally Omitted
   T        Collateral Trust Agreement         Section 8.03(a)
   U        Co-Borrower Collateral Trust       Section 8.03(b)
            Agreement
   V        Assignment and Assumption          Section 12.03(a)

                  CREDIT AGREEMENT, dated as of May 3, 2000, among LENNAR CORPORATION, a corporation organized and existing under the laws of the State of Delaware (the "Company"), the lenders listed in Schedule I hereto (hereinafter collectively referred to as the "Lenders"), and BANK ONE, NA, as Administrative Agent (the "Administrative Agent").

                                    AGREEMENT

                  In consideration of the mutual covenants and agreements hereinafter set forth, the parties hereto hereby agree as follows:

                                    ARTICLE I

                              CERTAIN DEFINED TERMS

         SECTION 1.01. Certain Defined Terms. As used herein, each of the following terms shall have the meaning ascribed to it below, which meaning shall be applicable to both the singular and plural forms of the terms defined:

         "Acquisition" means any transaction, or any series of related transactions, consummated after the Closing Date, by which the Company or any of its Subsidiaries (a) acquires any going business or all or substantially all of the assets of any firm, corporation or division thereof, whether through purchase of assets, merger or otherwise or (b) directly or indirectly acquires (in one transaction or as the most recent transaction in a series of transactions) at least a majority (in the number of votes) of the Securities of a corporation which have ordinary voting power for the election of directors (other than Securities having such power only by reason of the happening of a contingency) or a majority (by percentage of voting power) of the outstanding equity interests of another Person.

         "Adjusted Tangible Net Worth" means, at any date, Tangible Net Worth at such date less, to the extent not already deducted in the definition of Tangible Net Worth, the aggregate of all of the following at such date: (a) the consolidated stockholders' equity of the Mortgage Banking Subsidiaries, and (b) the stockholders' equity of each other Subsidiary of the Company which is not a Loan Party.

         "Administrative Agent" means Bank One, NA in its capacity as Administrative Agent for the Lenders pursuant to Article X, and not in its individual capacity as a Lender, and any successor Administrative Agent appointed pursuant to Article X.

         "Advance" means, with respect to a Facility, a borrowing hereunder (or the conversion or continuation thereof) consisting of the aggregate amount of the several loans made by the Lenders under such Facility to the Borrower of the same Type and, in the case of Eurodollar Rate Advances, for the same Interest Period.

         "Affiliate" of any Person means any other Person directly or indirectly controlling, controlled by or under common control with such Person. Solely for purposes of this definition, a Person shall be deemed to control another Person if the controlling Person owns 50% or more of any class of voting securities (or other ownership interests) of the controlled Person or possesses, directly or indirectly, the power to direct or cause the direction of the management or policies of the controlled Person, whether through ownership of stock, by contract or otherwise.

         "AFSI" means Ameristar Financial Services, Inc.

         "Aggregate Commitment" means, at any time, the sum of the then applicable Aggregate Facility A Commitment, the then applicable Aggregate Facility B Commitment, the then outstanding principal balance of the Facility B Term Loans and the then outstanding principal balance of the Facility C Loans.

         "Aggregate Facility A Commitment" means $700,000,000, as such amount may be increased pursuant to Section 2.18 hereof, reduced from time to time pursuant to the terms of this Agreement or temporarily unavailable as provided in Section 2.06(b)(i)(B) or Section 2.07(c) hereof.

         "Aggregate Facility B Commitment" means $300,000,000, as such amount may be reduced from time to time pursuant to the terms of this Agreement or temporarily unavailable as provided in Section 2.06(b)(i)(B) or Section 2.07(c) hereof.

         "Aggregate Facility C Commitment" means $400,000,000 as such amount may be increased pursuant to Section 2.18 hereof.

         "Aggregate Letter of Credit Commitment" means $100,000,000, as such amount may be reduced from time to time pursuant to the terms hereof.

         "Agreement" means this Credit Agreement, including the exhibits and schedules hereto, as it may be amended, renewed, modified or restated and in effect from time to time.

         "Agreement Date" means May 3, 2000.

         "Alternate Base Rate" means, for any day, a rate per annum equal to the higher of (a) the Prime Rate for such day or (b) the sum of the Federal Funds Effective Rate plus 0.5%, in each case changing when and as the Prime Rate and the Federal Funds Effective Rate change.

         "Applicable Commitment Fee Rate" means (a) with respect to Facility A, a rate per annum equal to the "Facility A Unused Commitment Fee" as determined from time to time pursuant to the Pricing Grid, and (b) with respect to Facility B, a rate per annum equal to the "Facility B Unused Commitment Fee" as determined from time to time pursuant to the Pricing Grid.

         "Applicable Margin" means (a) with respect to Eurodollar Rate Loans for Facility A and Facility B, a rate per annum equal to the "Applicable Margin for Facility A and Facility B Eurodollar Rate Loans" as determined from time to time pursuant to the Pricing Grid; (b) with respect to Eurodollar Rate Loans for Facility C, a rate per annum equal to the "Applicable Margin for Facility C Eurodollar Rate Loans" as determined from time to time pursuant to the Pricing Grid; (c) with respect to Floating Rate Loans for Facility A and Facility B, a rate per annum equal to the "Applicable Margin for Facility A and Facility B Floating Rate Loans" determined from time to time pursuant to the Pricing Grid; and (d) with respect to Floating Rate

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

Loans for Facility C, a rate per annum equal to the "Applicable Margin for Facility C Floating Rate Loans" as determined from time to time pursuant to the Pricing Grid.

         "Applicable Pro Rata Share" means, for any Lender, such Lender's Facility A Pro Rata Share, Facility B Revolver Pro Rata Share, Facility B Term Pro Rata Share or Facility C Pro Rata Share, as applicable.

         "Article" means an article of this Agreement unless another document is specifically referenced.

         "Asset Sale" means, with respect to any Person, (a) the sale, conveyance, disposition or other transfer by such Person of (i) any of its Real Estate other than in the ordinary course of business, or (ii) any of the equity Securities of any Subsidiary of such Person or (b) any Bulk Land Sale by such Person.

         "Assignment and Assumption Agreement" is defined in Section 12.03(a).

         "Authorized Financial Officer" means any of the chief financial officer, treasurer or controller of the Company.

         "Authorized Officer" means any of Stuart Miller, Bruce Gross, Waynewright Malcolm, David McCain, Diane Bessette or any other Person designated by the Borrower in writing to act as an Authorized Officer hereunder, acting singly.

         "Bank One" means Bank One, NA, in its individual capacity, and its successors.

         "Borrower" means the Company, provided, however, that, unless and until the Co-Borrower Termination Conditions are satisfied, the term "Borrower" shall also mean, with respect to Loans to and Facility Letters of Credit issued to the Co-Borrower, the Co-Borrower.

         "Borrowing Base" means, from time to time, the sum of the following amounts, all as reflected from time to time in accordance with GAAP consistently applied in the consolidated balance sheet of the Company: (a) 100% of the Loan Parties' unrestricted cash up to a maximum of $30,000,000 (with any excess cash being excluded from the Borrowing Base); (b) 100% of the Net Housing Unit Proceeds due to any Loan Party at closing as a result of the consummation of the sale of any Housing Unit, which Net Housing Unit Proceeds have been paid to the closing agent handling such sale but which have not yet been received by such Loan Party; provided, however, that if, and to the extent that, such Net Housing Unit Proceeds which are reported as outstanding on the last day of any fiscal quarter of the Company are not received by such Loan Party on or before the tenth (10th) day following the end of any such fiscal quarter, such Net Housing Unit Proceeds shall not be included in the Borrowing Base; (c) 90% of the Net Book Value of all Housing Units Under Contract; (d) 75% of the Net Book Value of all Housing Units (including, without limitation, model Housing Units) that are not subject to a contract for sale; (e) 70% of the Net Book Value of all Finished Lots; (f) 50% of the Net Book Value of all Land Under Development; and
(g) 30% of the Net Book Value of all Unimproved Entitled Land, provided that the sum of the amounts determined pursuant to clauses (f) and (g) shall not exceed 30% of the Borrowing Base (with any excess being excluded from the Borrowing
Base); provided further, that notwithstanding anything to the contrary provided herein, any asset which is encumbered by a Lien shall not be included in the calculation of the Borrowing Base pursuant to clauses (a) through (g) above.

         "Borrowing Base Debt" means all Indebtedness of the Loan Parties (on a consolidated basis), including without limitation the Secured Obligations and the Indebtedness under the Existing U.S. Home Debt Issues (whether senior or senior subordinated), but excluding (a) any Subordinated Debt of the Company and
(b) any Non-Recourse Indebtedness secured solely by Real Estate that is owned by any Loan Party and that, if the same did not secure such Indebtedness, would be included in the determination of the Borrowing Base.

         "Borrowing Base Limitation" is defined in Section 7.02.

         "Borrowing Date" means a date on which an Advance is made hereunder.

         "Borrowing Notice" is defined in Section 2.09.

         "Bridge Loan" means, collectively, those bridge loans made to the Company pursuant to the Bridge Loan Commitment in the aggregate principal amount of not more than $300,000,000 (which bridge loans may be converted to term loans as provided in the Bridge Loan Commitment).

         "Bridge Loan Commitment" means that certain letter dated March 15, 2000 from Bankers Trust Corporation and First Chicago Capital Corporation to the Company, accepted by the Company on March 16, 2000, as amended.

         "Bulk Land Sale" means the sale of all or any part of a Project (or more than one Project), whether or not in the ordinary course of business, in a single transaction (or a series of related transactions), to a single purchaser, or to purchasers that are Affiliates of each other, for which the aggregate consideration paid in such transaction (or series of related transactions) exceeds $20,000,000.

         "Business Day" means (a) with respect to any borrowing, payment or rate selection of Eurodollar Rate Advances, a day (other than a Saturday or Sunday) on which banks are open for business in Chicago, Illinois and New York, New York and on which dealings in United States dollars are carried on in the London interbank market, (b) with respect to Facility Letters of Credit, a day (other than a Saturday or Sunday) on which banks are open for business in Chicago, Illinois, and the city in which the office of the applicable Issuer is located and (c) for all other purposes, a day (other than a Saturday or Sunday) on which banks are open for business in Chicago, Illinois and New York, New York.

         "Capitalized Lease" of a Person means any lease of property by such Person as lessee which would be capitalized on a balance sheet of such Person prepared in accordance with GAAP.

         "Capitalized Lease Obligations" of a Person means the amount of the obligations of such Person under Capitalized Leases which would be shown as a liability on a balance sheet of such Person prepared in accordance with GAAP.

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

         "Capitalized Mortgage Servicing" of the Mortgaged Banking Subsidiaries means, at any date, the following capitalized assets of the Mortgaged Banking Subsidiaries net of any amortization or write downs with respect thereto, all as determined in accordance with GAAP: (a) purchased mortgage servicing rights, (b) originated mortgage servicing rights and (c) excess servicing.

         "Capital Stock" means, with respect to any corporation, any and all shares, interests, rights to purchase (other than convertible or exchangeable Indebtedness), warrants, options, participations or other equivalents of or interests (however designated) in stock issued by that corporation.

         "Change in Control" means the acquisition by any Person, or two or more Persons acting in concert, of beneficial ownership (within the meaning of Rule 13d-3 of the Securities and Exchange Commission under the Securities Exchange Act of 1934, as amended) of the outstanding shares of voting stock of the Company that hold in excess of 50% of the voting rights held by all stockholders of all classes of common stock of the Company.

         "Closing Date" means the date on which the Lenders shall first become obligated to make Advances after satisfaction or waiver of all of the conditions precedent set forth in Sections 5.01 and 5.02.

         "Co-Borrower" means Len Acquisition Corporation, a Delaware corporation. Following the Merger the Co-Borrower will change its name to "U.S. Home Corporation."

         "Co-Borrower Collateral" means, at any time, any assets owned by the Co-Borrower or Co-Borrower Subsidiaries that are subject to a security interest or other Lien in favor of the Administrative Agent (or the collateral trustee provided for in Section 8.03(b)) for the benefit of the Facility C Lenders as security for the Merger Loan (but not any other Secured Obligations).

         "Co-Borrower Collateral Documents" means the Co-Borrower Guaranties and the Co-Borrower Pledge Agreements.

         "Co-Borrower Facility A Note" means (a) a promissory note in substantially the form of Exhibit A hereto, executed and delivered by the Co-Borrower payable to the order of the Administrative Agent in the amount of the Co-Borrower Facility A Sublimit, including any amendment, modification, restatement, renewal or replacement of such promissory note, and (b) in the event that a Facility A Lender requests delivery of a Co-Borrower Facility A Note, a promissory note, satisfactory in form to the Administrative Agent, executed and delivered by the Co-Borrower payable to the order of such Facility A Lender in the amount of its Facility A Pro Rata Share of the Co-Borrower Facility A Sublimit, including any amendment, modification, restatement, renewal or replacement of such promissory note.

         "Co-Borrower Facility A Sublimit" means $-0-.

         "Co-Borrower Facility C Note" means (a) a promissory note in substantially the form of Exhibit B hereto, executed and delivered by the Co-Borrower payable to the order of the Administrative Agent in the amount of the Aggregate Facility C Commitment, including any amendment, modification, restatement, renewal or replacement of such promissory note, and (b) in the event that any Facility C Lender requests a Co-Borrower Facility C Note in accordance with the provisions of this Agreement, a promissory note, satisfactory in form to the Administrative Agent, executed and delivered by the Co-Borrower payable to the order of such Facility C Lender in the amount of its Facility C Commitment, including any amendment, modification, restatement, renewal or replacement of such promissory note.

         "Co-Borrower Guaranties" is defined in Section 5.01(s), and includes any amendment, modification or restatement of such guaranties in effect from time to time. The Co-Borrower Guaranties shall guaranty the Merger Loan (but not any other Secured Obligations).

         "Co-Borrower L/C Sublimit" means $-0-.

         "Co-Borrower Notes" means the Co-Borrower Facility A Notes and Co-Borrower Facility C Notes.

         "Co-Borrower Pledge Agreements" is defined in Section 5.01(s) , and includes any amendment, modification or restatement of such amendments in effect from time to time. The Co-Borrower Pledge Agreements shall secure the Merger Loan (but not any other Secured Obligations).

         "Co-Borrower Subsidiary" means a Subsidiary of the Co-Borrower, excluding any Mortgage Banking Subsidiary and any Subsidiary of the Co-Borrower listed in Schedule VII.

         "Co-Borrower Termination Conditions" means (a) that either (i) the Company shall have accepted for purchase all of the Existing U.S. Home Debt Issues pursuant to the Existing U.S. Home Debt Tender Offer or all of the Existing U.S. Home Debt shall have ceased to be outstanding or (ii) if and to the extent that the condition set forth in clause (i) has not been satisfied, the indentures pursuant to which such Existing U.S. Home Debt Issues were issued shall have been amended, to the satisfaction of the Administrative Agent and the Syndication Agent, to delete any covenants that would be violated by the execution and delivery by the Co-Borrower and the Co-Borrower Subsidiaries of the Guaranties hereunder or the pledge, pursuant to the Pledge Agreements, of any Capital Stock or other equity interests in the Co-Borrower Subsidiaries and
(b) if the conditions set forth in clause (a) above, are not satisfied as of the Closing Date, then, in addition to conditions set forth in clause (a) above, the conditions set forth in Section 2.26(b).

         "Code" means the Internal Revenue Code of 1986, as amended, reformed or otherwise modified from time to time.

         "Co-Lead Arrangers" means Banc One Capital Markets, Inc. and Deutsche Bank Securities, Inc.

         "Collateral" means, at any time, any assets owned by any Loan Party that then are subject to a security interest or other Lien in favor of the Administrative Agent (or a collateral trustee provided for in Section 8.03) for the benefit of the Lenders (or, in the case of the Co-Borrower

Collateral, the Facility C Lenders) as security for the Secured Obligations (or, in the case of the Co-Borrower Collateral, the Merger Loan).

         "Collateral Trust Agreement" is defined in Section 8.03(a).

         "Commitment" means, for each of the Lenders, the Facility A Commitment, Facility B Commitment and Facility C Commitment of such Lender.

         "Commitment and Acceptance" is defined in Section 2.18(a).

         "Commitment Fees" means the fees provided for in Section 2.07(a).

         "Company" is defined in the introductory paragraph of this Agreement.

         "Company Audited Financial Statements" is defined in Section 4.03(a).

         "Company Net Facility A Commitment" means, at any time, the amount by which the Aggregate Facility A Commitment exceeds the Co-Borrower Facility A Sublimit.

         "Company Net L/C Commitment" means, at any time, the amount by which the Aggregate Letter of Credit Commitment exceeds the Co-Borrower L/C Sublimit.

         "Company Unaudited Financial Statements" is defined in Section 4.03(a).

         "Completed Housing Unit" means, at any time, a Housing Unit the construction of which was commenced more than 10 months, in the case of a single family home, more than 12 months, in the case of a townhouse, or more than 18 months, in the case of a condominium, before that time or was completed prior to the expiration of the applicable period.

         "Consolidated EBITDA" means, for any period, the Consolidated Net Income of the Loan Parties plus, to the extent deducted from revenues in determining Consolidated Net Income, (a) Consolidated Interest Expense, (b) expense for income taxes paid or accrued, (c) depreciation, (d) amortization and
(e) extraordinary losses incurred other than in the ordinary course of business, minus, to the extent included in Consolidated Net Income, extraordinary gains realized other than in the ordinary course of business, all calculated for the Loan Parties (and excluding the Mortgage Banking Subsidiaries and any other Subsidiary of the Company that is not a Loan Party) on a consolidated basis. To the extent that the period for which Consolidated EBITDA is to be determined includes any period prior to the Merger, U.S. Home and any of its Subsidiaries that are Loan Parties shall be included in such determination.

         "Consolidated Interest Expense" means, for any period, the interest expense of the Loan Parties (and excluding the Mortgage Banking Subsidiaries and any other Subsidiary of the Company that is not a Loan Party) calculated on a consolidated basis for such period.

         "Consolidated Interest Incurred" means, for any period, the aggregate amount (without duplication and determined in each case in accordance with GAAP) of (a) interest incurred, whether such interest was expensed or capitalized, paid, accrued, or scheduled to be paid or accrued by any of the Loan Parties (and excluding the Mortgage Banking Subsidiaries and any other Subsidiary of the Company that is not a Loan Party) during such period, including (i) original issue discount and non-cash interest payments or accruals on any Indebtedness, (ii) the interest portion of all deferred payment obligations, and (iii) all commissions, discounts and other fees and charges owed with respect to bankers' acceptances and letter of credit financings and interest swap and hedging obligations, in each case to the extent attributable to such period plus (b) the amount of dividends accrued or payable by the Loan Parties (and excluding the Mortgage Banking Subsidiaries and any other Subsidiary of the Company that is not a Loan Party) in respect of Disqualified Capital Stock (excluding any amount payable to any Loan Party), which amount shall be "grossed up" to include applicable taxes on income that would be used to pay such dividends, provided, however, that interest, dividends or other payments or accruals of a consolidated Subsidiary that is not wholly owned shall be included only to the extent of the interest of such Person in such Subsidiary. For purposes of this definition, (x) interest on Capitalized Lease Obligations shall be deemed to accrue at an interest rate reasonably determined by the Company to be the rate of interest implicit in such Capitalized Lease Obligations in accordance with GAAP, (y) interest expense attributable to any Indebtedness represented by the guaranty of an obligation of another Person shall be deemed to be the interest expense attributable to the Indebtedness guaranteed and (z) to the extent that the period for which Consolidated Interest Incurred is to be determined includes any period prior to the Merger, U.S. Home and any of its Subsidiaries that are Loan Parties shall be included in such determination.

         "Consolidated Net Income" means, with respect to any Person for any period, the net income (or loss) of such Person and its Subsidiaries for such period, determined on a consolidated basis in accordance with GAAP; provided, that (a) net income (or loss) of any other Person which is not a Subsidiary of the Person or is accounted for by such specified Person by the equity method of accounting shall be included only to the extent of the amount of dividends or distributions paid to the specified Person or a Subsidiary of such Person, (b) the net income (or loss) of any other Person acquired by such specified Person or a Subsidiary of such Person in a pooling of interests transaction for any period prior to the date of such acquisition shall be excluded, (c) all gains and losses which are either extraordinary (as determined in accordance with GAAP) or are either unusual or nonrecurring (including any gain from the sale or other disposition of assets outside the ordinary course of business or from the issuance or sale of any Capital Stock), shall be excluded, and (d) the net income, if positive, of any of such Person's consolidated Subsidiaries (other than non-guarantor Subsidiaries) to the extent that the declaration or payment of dividends or similar distributions is not at the time permitted by operation of the terms of its charter or bylaws or any other agreement, instrument, judgment, decree, order, statute, rule or governmental regulation applicable to such consolidated Subsidiary shall be excluded, provided, however, in the case of exclusions from Consolidated Net Income set forth in clauses (b), (c) and (d) above, such amounts shall be excluded only to the extent included in computing such net income (or loss) in accordance with GAAP and without duplication; provided further, however, that for purposes of determining Consolidated Net Income of the Loan Parties, the net income of the Mortgage Banking Subsidiaries and any other Subsidiary of the Company that is not a Loan Party shall be excluded.

         "Contingent Obligation" of a Person means any agreement, undertaking or arrangement by which such Person assumes, guarantees, endorses, contingently agrees to purchase or provide funds for the payment of, or otherwise becomes or is contingently liable upon, the obligation or liability of any other Person, or agrees to maintain the net worth or working capital or other financial condition of any other Person, or otherwise assures any creditor of such other Person against loss, including, without limitation, any comfort letter, operating agreement, take-or-pay contract, "put" agreement or other similar arrangement. With respect to each Loan Party, Contingent Obligation includes, without limitation of the foregoing, obligations under reimbursement agreements with financial institutions (including the Lenders) relating to Letters of Credit (other than Performance Letters of Credit) issued by such financial institutions for the account of such Loan Party and does not include reimbursement obligations to an issuer of a performance bond.

         "Controlled Group" means all members of a controlled group of corporations and all trades or businesses (whether or not incorporated) under common control which, together with the Company or any of its Subsidiaries, are treated as a single employer under Section 414 of the Code.

         "Conversion/Continuation Notice" is defined in Section 2.10(d).

         "Default Rate" means, for any day, a rate per annum equal to the sum of
(a) the Alternate Base Rate for such date plus (b) five percent (5%) per annum.

         "Disqualified Capital Stock" means (a) except as set forth in clause
(b) below, with respect to any Person, Capital Stock of such Person that, by its terms or by the terms of any security into which it is convertible, exercisable or exchangeable, is, or upon the happening of an event or the passage of time would be, required to be redeemed or repurchased (including at the option of the holder thereof) by such Person or any of its Subsidiaries, in whole or in part, on or prior to the stated maturity of the securities, and (b) with respect to any Subsidiary of such Person (including with respect to any Subsidiary of the Company), any Capital Stock other than any common stock with no preference, privileges, or redemption or repayment provisions.

         "Dollars" and the sign "$" each means lawful money of the United States of America.

         "Duff & Phelps" means Duff & Phelps Credit Rating Co. or any Person succeeding to the securities rating business of such company.

         "Eligible Assignee" means a commercial bank, financial institution, other "accredited investor" (as defined in Regulation D of the Securities Act) or a "qualified institutional buyer" as defined in Rule 144A of the Securities Act.

         "Entitled Land" means a parcel of Real Estate owned by a Loan Party which is to be developed primarily for residential dwelling units and which satisfies the requirements for the state and county wherein it is located as more particularly described in the Requirements for Entitled Land attached hereto as Exhibit C.

         "Environmental Laws" means any and all federal, state, local and foreign statutes, laws, judicial decisions, regulations, ordinances, rules, judgments, orders, decrees, plans, injunctions, permits, concessions, grants, franchises, licenses, agreements and other governmental restrictions relating to
(a) the protection of the environment, (b) the effect of the environment on human health, (c) emissions, discharges or releases of pollutants, contaminants, Hazardous Substances or wastes into surface water, ground water or land, or (d) the manufacture, processing, distribution, use, treatment, storage, disposal, transport or handling of pollutants, contaminants, Hazardous Substances or wastes or the clean-up or other remediation thereof.

         "Equity Investment" means the ownership of, or participation in the ownership of, an equity interest in Real Estate or an equity interest in a Person in the business of owning, developing, improving, operating or managing Real Estate.

         "ERISA" means the Employee Retirement Income Security Act of 1974, as amended from time to time, and any rule or regulation issued thereunder.

         "Eurodollar Base Rate" means, with respect to a Eurodollar Rate Advance for the relevant Eurodollar Interest Period, the applicable London Interbank offered rate for deposits in U.S. dollars appearing on Reuters screen FRBD at 11:00 a.m. (London time) two Business Days prior to the first day of such Eurodollar Interest Period, having a maturity approximately equal to such Eurodollar Interest Period.

         "Eurodollar Interest Period" means, with respect to a Eurodollar Rate Advance, a period of one, two, three or six months, as available, commencing on a Business Day selected by the Borrower pursuant to this Agreement (subject to the provisions of the last sentence of this paragraph). Such Eurodollar Interest Period shall end on (but exclude) the day which corresponds numerically to such date one, two, three or six months thereafter, provided, however, that if there is no such numerically corresponding day in such next, second, third or sixth succeeding month, such Eurodollar Interest Period shall end on the last Business Day of such next, second, third or sixth succeeding month. If a Eurodollar Interest Period would otherwise end on a day which is not a Business Day, such Eurodollar Interest Period shall end on the next succeeding Business Day, provided, however, that if said next succeeding Business Day falls in a new calendar month, such Eurodollar Interest Period shall end on the immediately preceding Business Day. Notwithstanding the foregoing, Eurodollar Interest Periods of seven days shall be permitted, at the discretion of the Administrative Agent and Syndication Agent, to the extent provided for in
Section 2.05(b).

         "Eurodollar Rate" means, with respect to a Eurodollar Rate Advance for the relevant Eurodollar Interest Period, the sum of (a) the quotient of (i) the Eurodollar Base Rate applicable to such Eurodollar Interest Period, divided by
(ii) one minus the Reserve Requirement (expressed as a decimal) applicable to such Eurodollar Interest Period, plus (b) the Applicable Margin for the Facility with respect to which the Eurodollar Rate is being determined. The Eurodollar Rate shall be rounded to the next higher multiple of 1/16 of 1% if the rate is not such a multiple.

         "Eurodollar Rate Advance" means an Advance which bears interest at a Eurodollar Rate.

         "Eurodollar Rate Loan" means a Loan which bears interest at a Eurodollar Rate.

         "Event" means an event, circumstance, condition or state of facts.

         "Event of Default" is defined in Section 9.01.

         "Exchange Notes" means those certain "Exchange Notes" that the holders of the Bridge Loan may require the Company to issue, at any time on or after the first anniversary of the Closing Date, in an aggregate amount equal to the outstanding principal amount of the Bridge Loan (as converted to a term loan) having a maturity date that is seven years after the conversion of the Bridge Loan to a term loan, as provided in the Bridge Loan Commitment.

         "Existing Company Public Debt" means the Company's 7-5/8% Senior Notes due 2009 and the Company's Zero Coupon Senior Convertible Debentures due 2018.

         "Existing Letters of Credit" means the outstanding Letters of Credit listed in Schedule II hereto issued for the account of the Company or the Co-Borrower prior to the Agreement Date by the applicable Facility A Lender identified in Schedule II.

         "Existing U.S. Home Debt Issues" means the following debt Securities issued by U.S. Home prior to the Merger: (i) the 7.95% Senior Notes due 2001,
(ii) the 8.25% Senior Notes due 2004, (iii) the 7.75% Senior Notes due 2005,
(iv) the 8.88% Senior Subordinated Notes due 2007 and (v) the 8.875% Senior Subordinated Notes due 2009.

         "Existing U.S. Home Debt Tender Offer" means the Offer to Purchase and Consent Solicitation dated March 31, 2000 by Len Acquisition offering to purchase the Existing U.S. Home Debt Issues and to pay a consent fee in connection therewith.

         "Existing U.S. Home Senior Debt Issues" means the debt Securities identified in clauses (i), (ii) and (iii) of the definition of "Existing U.S. Home Debt Issues."

         "Extension Request" is defined in Section 2.19(a).

         "Facilities" means Facility A, Facility B and Facility C.

         "Facility A" means the revolving credit, swing line and letter of credit facilities described in Sections 2.01, 2.04 and 2.21, respectively.

         "Facility A Advance" means an Advance of Facility A.

         "Facility A Commitment" means, for each of the Facility A Lenders, the obligation of such Facility A Lender to make revolving credit loans pursuant to Facility A and to purchase participations in Facility Letters of Credit in the aggregate not exceeding the amount set forth in Schedule I hereto as its "Facility A Commitment," as such amount may be decreased from time to time pursuant to the terms hereof, temporarily unavailable as provided in Section 2.06(b)(i)(B) or Section 2.07(c) hereof or increased pursuant to Section 2.18 hereof; provided, however, that the Facility A Commitment of a Lender may not be increased without its prior written approval.

         "Facility A Lender" means each of the Lenders holding an interest in Facility A.

         "Facility A Loan" means, with respect to a Facility A Lender, a loan made by such Facility A Lender with respect to Facility A pursuant to Section
2.01 and any conversion or continuation thereof.

         "Facility A Maturity Date" means the date upon which the outstanding principal amount of the Facility A Notes and (if applicable) Co-Borrower Facility A Notes, all accrued and unpaid interest thereon, and all other Facility A Obligations become due and payable, whether as a result of the occurrence of the stated maturity date or the acceleration of maturity pursuant to the terms of any of the Loan Documents.

         "Facility A Note" means (a) a promissory note in substantially the form of Exhibit D hereto, executed and delivered by the Company payable to the order of the Administrative Agent in the amount of the Aggregate Facility A Commitment, including any amendment, modification, restatement, renewal or replacement of such promissory note, and (b) in the event that any Facility A Lender requests a Facility A Note in accordance with this Agreement, a promissory note satisfactory in form to the Administrative Agent, executed and delivered by the Company payable to the order of such Facility A Lender in the amount of its Facility A Commitment, including any amendment, modification, restatement, renewal or replacement of such promissory note.

         "Facility A Obligations" means all unpaid principal of and accrued and unpaid interest on the Facility A Loans and Swing Line Loans, all accrued and unpaid fees with respect to Facility A, the Swing Line Loans and the Facility Letters of Credit, and all expenses, reimbursements, indemnities and other obligations of the Loan Parties to the Facility A Lenders or to any Facility A Lender, the Swing Line Lender, any Issuer, the Administrative Agent or any indemnified party with respect to Facility A, the Swing Line Loans and the Facility Letters of Credit arising under the Loan Documents.

         "Facility A Pro Rata Share" means, at any time for any Facility A Lender, the ratio that such Facility A Lender's Facility A Commitment bears to the Aggregate Facility A Commitment.

         "Facility A Termination Date" means May 2, 2005, subject, however, to earlier termination in whole of the Aggregate Facility A Commitment pursuant to the terms of this Agreement.

         "Facility B" means the revolving credit facility described in Section
2.02 (subject to conversion of revolving credit loans to term loans pursuant to Section 2.19 or Section 2.20).

         "Facility B Advance" means a Facility B Revolver Advance or an Advance of a Facility B Term Loan (as applicable).

         "Facility B Commitment" means, for each of the Facility B Revolver Lenders, the obligation of such Facility B Revolver Lender to make Facility B Revolver Loans in the aggregate not exceeding the amount set forth in Schedule I hereto as its "Facility B Commitment," as such amount may be decreased from time to time pursuant to the terms hereof or temporarily unavailable as provided in
Section 2.06(b)(i)(B) or Section 2.07(c) hereof.

         "Facility B Lender" means each of the Lenders holding an interest in Facility B.

         "Facility B Obligations" means all unpaid principal of and accrued and unpaid interest on the Facility B Loans, all accrued and unpaid fees and all expenses, reimbursements, indemnities and other obligations of the Loan Parties to the Facility B Lenders or to any Facility B Lender, the Administrative Agent or any indemnified party arising under the Loan Documents.

         "Facility B Revolver Advance" means an Advance of Facility B but does not include an Advance of a Facility B Term Loan.

         "Facility B Revolver Lender" means each of the Lenders that has a Facility B Commitment.

         "Facility B Revolver Loan" means, with respect to a Facility B Lender, a revolving credit loan made by such Facility B Lender with respect to Facility B pursuant to Section 2.02 and any conversion or continuation thereof but does not include any Facility B Term Loan.

         "Facility B Revolver Maturity Date" means the date upon which the outstanding principal amount of the Facility B Revolver Notes, all accrued but unpaid interest thereon, and all other Facility B Obligations (but not necessarily the Facility B Term Notes) become due and payable, whether as a result of the occurrence of the stated maturity date or the acceleration of maturity pursuant to the terms of any of the Loan Documents.

         "Facility B Revolver Note" means (a) a promissory note in substantially the form of Exhibit E hereto, executed and delivered by the Company and payable to the order of the Administrative Agent in the amount of the Aggregate Facility B Commitment, including any amendment, modification, restatement, renewal or replacement of such promissory note and (b) in the event that any Facility B Revolver Lender requests a Facility B Revolver Note in accordance with this Agreement, a promissory note, satisfactory in form to the Administrative Agent, executed and delivered by the Company payable to the order of such Facility B Lender in the amount of its Facility B Commitment, including any amendment, modification, restatement, renewal or replacement of such promissory note.

         "Facility B Revolver Pro Rata Share" means, at any time for any Facility B Revolver Lender, the ratio that its Facility B Commitment bears to the Aggregate Facility B Commitment.

         "Facility B Term Lender" means each of the Lenders holding an interest in the Facility B Term Loans.

         "Facility B Term Loan" means a loan under Facility B which is converted to a term loan pursuant to Section 2.19 or Section 2.20.

         "Facility B Term Maturity Date" means May 2, 2005.

         "Facility B Term Note" means (a) a promissory note in substantially the form of Exhibit F hereto, executed and delivered by the Company payable to the order of the Administrative Agent in the amount of the Aggregate Facility B Commitment, including any amendment, modification, restatement, renewal or replacement of such promissory note, and (b) in the event that any Facility B Term Lender requests a Facility B Term Note in accordance with this Agreement, a promissory note, satisfactory in form to the Administrative Agent, executed and delivered by the Company payable to the order of such Facility B Term Lender in the amount of its Facility B Commitment, including any amendment, modification, restatement, renewal or replacement of such promissory note.

         "Facility B Term Pro Rata Share" means, at any time for any Facility B Term Lender, the ratio that the outstanding principal balance of its Facility B Term Loans bears to the aggregate principal balance of all Facility B Term Loans.

         "Facility B Termination Date" means May 1, 2001, or such later date, if any, to which the Aggregate Facility B Commitment is extended pursuant to
Section 2.19, subject, however, to earlier termination in whole of the Aggregate Facility B Commitment pursuant to the terms of this Agreement.

         "Facility C" means the term loan facility described in Section 2.03.

         "Facility C Advance" means the Advance of Facility C on the Closing
Date.

         "Facility C Commitment" means, for each of the Facility C Lenders, the obligation of such Facility C Lender to make on the Closing Date a term loan pursuant to Facility C in the amount set forth in Schedule I hereto as its "Facility C Commitment."

         "Facility C Lender" means each of the Lenders holding an interest in Facility C.

         "Facility C Loan" means, with respect to a Facility C Lender, a loan made by such Facility C Lender with respect to Facility C pursuant to Section
2.03 or by a New Facility C Lender pursuant to Section 2.18 and any conversion or continuation of any such Loan.

         "Facility C Maturity Date" means the date upon which the outstanding principal amount of the Facility C Notes, all accrued and unpaid interest thereon, and all other Facility C Obligations become due and payable, whether as a result of the occurrence of the stated maturity date or the acceleration of maturity pursuant to the terms of any of the Loan Documents.

         "Facility C Note" means (a) a promissory note in substantially the form of Exhibit G hereto, executed and delivered by the Company payable to the order of the Administrative Agent in the amount of the Aggregate Facility C Commitment, including any amendment, modification, restatements, renewal or replacement of such promissory note, and (b) in the event that any Facility C Lender requests a Facility C Note in accordance with this Agreement, a promissory note, satisfactory in form to the Administrative Agent, executed and delivered by the Company payable to the order of such Facility C Lender in the amount of its Facility C Commitment, including any amendment, modification, restatement, renewal or replacement of such promissory note.

         "Facility C Obligations" means all unpaid principal of and accrued and unpaid interest on the Facility C Loans, all accrued and unpaid fees with respect to Facility C and all expenses, reimbursements, indemnities and other obligations of the Loan Parties to the Facility C Lenders or to any Facility C Lender, the Administrative Agent or any indemnified party with respect to Facility C arising under the Loan Documents.

         "Facility C Pro Rata Share" means, at any time for any Facility C Lender, (a) prior to the making of the Facility C Loans, the ratio that such Facility C Lender's Facility C Commitment bears to the Aggregate Facility C Commitment and (b) after the making of the Facility C Loans, the ratio that the outstanding principal balance of such Facility C Lender's Facility C Loan bears to the outstanding principal balance of all Facility C Loans.

         "Facility Increase" is defined in Section 2.18(a).

         "Facility Letter of Credit" means (a) each of the Existing Letters of Credit and (b) a Letter of Credit issued by an Issuer pursuant to Section 2.21.

         "Facility Letter of Credit Fee" is defined in Section 2.21(f).

         "Facility Letter of Credit Fee Rate" means a rate per annum equal to the Applicable Margin with respect to Eurodollar Rate Loans under Facility A in effect from time to time during the term of any Facility Letter of Credit.

         "Facility Letter of Credit Obligations" means, as at the time of determination thereof, without duplication, an amount equal to the sum of (a) the aggregate of the amount then available for drawing under each of the Facility Letters of Credit, (b) the face amount of all outstanding drafts on Facility Letters of Credit, which drafts have been honored by the applicable Issuer, (c) the aggregate amount of all Reimbursement Obligations at such time and (d) the face amount of all Facility Letters of Credit requested by the Borrower but not yet issued (unless the request for an unissued Facility Letter of Credit has been denied or revoked).

         "Facility Termination Date" means (a) with respect to Facility A, the Facility A Termination Date and (b) with respect to Facility B, the Facility B Termination Date.

         "Federal Funds Effective Rate" means, for any day, an interest rate per annum equal to the weighted average of the rates on overnight Federal funds transactions with members of the Federal Reserve System arranged by Federal funds brokers on such day, as published for such day (or, if such day is not a Business Day, for the immediately preceding Business Day) by the Federal Reserve Bank of New York, or, if such rate is not so published for any day which is a Business Day, the average of the quotations at approximately 10:00 a.m. (Chicago time) on such day on such transactions received by the Administrative Agent from three Federal funds brokers of recognized standing selected by the Administrative Agent in its sole discretion.

         "Fee Letters" means (a) that certain letter dated March 15, 2000 from the Co-Lead Arrangers, the Administrative Agent and the Syndication Agent to the Company, and accepted by the Company on March 16, 2000 and (b) that certain letter dated March 15, 2000 from the Administrative Agent to the Company, and accepted by the Company on March 16, 2000.

         "Finished Lot" means a parcel of Entitled Land which satisfies the requirements for Land Under Development and in which the owner thereof has invested 85% or more of the cost to complete the Improvements thereon, and which constitutes a valid, legally subdivided lot within the meanings of the applicable laws of the states, county and/or municipality within which it is located, and other requirements governing the subdivision of land and constitutes a lot reflected on a duly recorded plat, subdivision map or parcel map in compliance with the requirements of all applicable laws and other requirements governing the subdivision of land and approved by the appropriate Governmental Authority.

         "Fitch" means Fitch Investors Service, L.P. or any Person succeeding to the securities rating business of such company.

         "Floating Rate" means, for any day, a rate per annum equal to the sum of (a) the Alternate Base Rate for such day plus (b) the Applicable Margin for such day Floating Rate Advances with respect to the Facility for which such Floating Rate is determined.

         "Floating Rate Advance" means an Advance which bears interest at the Floating Rate.

         "Floating Rate Loan" means a Loan which bears interest at the Floating Rate.

         "GAAP" means United States generally accepted accounting principles set forth in the opinions and pronouncements of the Accounting Principles Board of the American Institute of Certified Public Accountants and pronouncements of the Financial Accounting Standards Board or in such other statements by such other entity as approved by a significant segment of the accounting profession as in effect from time to time, applied on a consistent basis from time to time.

         "Governmental Authority" means any foreign governmental authority, the United States of America, any state of the United States of America and any subdivision of any of the foregoing, and any agency, department, commission, board, authority or instrumentality, bureau or court having jurisdiction over the Lender, the Company, any Subsidiaries of the Company or any of their respective properties.

         "Guarantor" means a Subsidiary of the Company which executes a Guaranty as of the Closing Date and each Subsidiary of the Company that executes a Guaranty, or a Supplemental Guaranty in the form provided for in the Guaranty, after the Closing Date and includes, without limitation, upon its execution of a Guaranty or such Supplemental Guaranty (when the Co-Borrower Termination Conditions are satisfied), Len Acquisition and each Co-Borrower Subsidiary that executes a Guaranty or such Supplemental Guaranty.

         "Guaranty" means each of those certain guaranties, in substantially the form of Exhibit H hereto, executed from time to time by Subsidiaries of the Company, in favor of the Administrative Agent, for the benefit of the Holders of Secured Obligations, as amended, restated, supplemented or otherwise modified from time to time. The term "Guaranty" does not include the Lennar Guaranty or any Co-Borrower Guaranty.

         "Hazardous Substances" means any toxic or hazardous wastes, pollutants or substances, including, without limitation, asbestos, PCBs, petroleum products and by-products, substances defined or listed as "hazardous substances" or "toxic substances" or similarly identified in or pursuant to the Comprehensive Environmental Response, Compensation and Liability Act of 1980, as amended, 42 U.S.C.ss.9061 et seq., hazardous materials identified in or pursuant to the Hazardous Materials Transportation Act 49 U.S.C.ss.1802 et seq., hazardous wastes identified in or pursuant to The Resource Conservation and Recovery Act, 42 U.S.C.ss.6901 et seq., any chemical substance or mixture regulated under the Toxic Substance Control Act of 1976, as amended, 15 U.S.C.ss.2601 et seq., any "toxic pollutant" under the Clean Water Act, 33 U.S.C.ss.466 et seq., as amended, any hazardous air pollutant under the Clean Air Act, 42 U.S.C.ss.7401 et seq., and any hazardous or toxic substance or pollutant regulated under any other applicable federal, state or local Environmental Laws.

         "Hedging Obligations" of a Person means any and all obligations of such Person, whether absolute or contingent and howsoever and whensoever created, arising, evidenced or acquired (including all renewals, extensions and modifications thereof and substitutions therefor), under (a) any and all agreements, devices or arrangements designed to protect at least one of the parties thereto from the fluctuations of interest rates, commodity prices, exchange rates or forward rates applicable to such party's assets, liabilities or exchange transactions, including, but not limited to, dollar-denominated or cross-currency interest rate exchange agreements, forward currency exchange agreements, interest rate cap or collar protection agreements, forward rate currency or interest rate options, puts and warrants, and (b) any and all cancellations, buy backs, reversals, terminations or assignments of any of the foregoing.

         "Holders of Secured Obligations" means the holders of the Secured Obligations from time to time and shall include their respective successors, transferees and assigns.

         "Housing Unit" means a residential housing unit owned by a Loan Party that is (or, upon completion of construction thereof, will be) available for sale.

         "Housing Unit Closing" means a closing of the sale of a Housing Unit by a Loan Party to a bona fide purchaser for value that is not an Affiliate of a Loan Party.

         "Housing Unit Under Contract" means a Housing Unit owned by a Loan Party as to which such Loan Party has a bona fide contract of sale, in a form customarily employed by such Loan Party and reasonably satisfactory to the Administrative Agent, entered into not more than 15 months prior to the date of determination with a Person who is not an Affiliate of a Loan Party, under which contract no defaults then exist; provided, however, that in the case of any Housing Unit the purchase of which is to be financed in whole or in part by a loan insured by the Federal Housing Administration or guaranteed by the Veterans Administration, the minimum down payment shall be the amount (if any) required under the rules of the relevant agency.

         "Improvements" means on and off-site development work, including but not limited to filling to grade, main water distribution and sewer collection systems and drainage system installation, paving, and other improvements necessary for the use of residential dwelling units and as required pursuant to development agreements which may have been entered into with Governmental Authorities.

         "Indebtedness" of any Person means, without duplication, (a) all liabilities and obligations, contingent or otherwise, of such Person, (i) in respect of borrowed money (whether or not the recourse of the lender is to the whole of the assets of such Person or only to a portion thereof), (ii) evidenced by bonds, notes, debentures or similar instruments, (iii) representing the balance deferred and unpaid of the purchase price of any property or services, except those incurred in the ordinary course of its business that would constitute ordinarily a trade payable to trade creditors (but specifically excluding from such exception the deferred purchase price of

Real Estate), (iv) evidenced by bankers' acceptances, (v) consisting of obligations, whether or not assumed, secured by Liens or payable out of the proceeds or production from property now or hereafter owned or acquired by such Person, (vi) consisting of Capitalized Lease Obligations (including any Capitalized Leases entered into as a part of a sale/leaseback transaction),
(vii) consisting of liabilities and obligations under any receivable sales transactions, (viii) consisting of a Letter of Credit, other than a Performance Letter of Credit, or a reimbursement obligation of such Person with respect to any Letter of Credit, (ix) consisting of Hedging Obligations, (x) consisting of Off-Balance Sheet Liabilities or (xi) consisting of Contingent Obligations; and
(b) obligations of such Person to purchase Securities or other property arising out of or in connection with the sale of the same or substantially similar securities or property. With respect to the Company, Indebtedness includes, without limitation of the foregoing, (x) the Loans and (y) the Company's and any Joint Venture Subsidiary's pro rata shares of the Indebtedness of any Joint Venture (excluding any Indebtedness in which recourse is limited to the Joint Venture, provided that the Company's or Joint Venture Subsidiary's Investments in such Joint Venture are excluded from Tangible Net Worth).

         "Intercreditor Agreement" means the Intercreditor Agreement of even date herewith, by and among the Company, the Administrative Agent, UAMC, UAMC Asset Corp. II and certain lenders to UAMC and UAMC Asset Corp. II, substantially in the form of Exhibit I hereto, as the same may be amended, modified, supplemented or restated from time to time.

         "Interest Coverage Ratio" on any date means the ratio of (a) Consolidated EBITDA for the four fiscal quarters ended on such date to (b) total Consolidated Interest Incurred for such fiscal quarters.

         "Interest Period" means a Eurodollar Interest Period.

         "Investment" of a Person means any loan, advance (other than commission, travel and similar advances to officers and employees made in the ordinary course of business), extension of credit (other than accounts receivable arising in the ordinary course of business on terms customary in the trade), deposit account or contribution of capital by such Person to any other Person or any investment in, or purchase or other acquisition of, the stock, partnership interests, membership interests, notes, debentures or other securities of any other Person made by such Person.

         "Issuance Date" is defined in Section 2.21(c)(i)(B).

         "Issuance Notice" is defined in Section 2.21(c)(iii).

         "Issuer" means, with respect to each Existing Letter of Credit, the Issuer thereof identified in Schedule II, and with respect to each Facility Letter of Credit issued on or after the Closing Date, Bank One or such other Facility A Lender selected by the Borrower with the approval of the Administrative Agent, to issue such Facility Letter of Credit, provided such other Facility A Lender consents to act in such capacity.

         "Joint Venture" means a joint venture (whether in the form of a corporation, a partnership, limited liability company or otherwise) (a) to which the Company or a Joint Venture Subsidiary is or becomes a party (other than the tenancies in common listed in Schedule III annexed hereto), (b) whether or not Company is required to consolidate the joint venture in its financial statements in accordance with GAAP, and (c) in which the Company or any Joint Venture Subsidiary has or will have a total investment exceeding $25,000 or which has total assets plus contingent liabilities exceeding $100,000. For the purposes of this definition, the Company's or Joint Venture Subsidiary's investment in a joint venture shall be deemed to include any Securities of the joint venture owned by the Company or any Joint Venture Subsidiary, any loans, advances or accounts payable to the Company or any Joint Venture Subsidiary from the joint venture, any commitment, arrangement or other agreement by the Company or any Joint Venture Subsidiary to provide funds or credit to the joint venture and the Company's or Joint Venture Subsidiary's share of the undistributed profits of the joint venture.

         "Joint Venture Subsidiary" means a Subsidiary of the Company which is a partner, shareholder or other equity owner in a Joint Venture which is not a Loan Party.

         "Land Under Development" means Entitled Land upon which construction of Improvements has commenced but not been completed and for which: (a) to the extent required, a performance bond, surety or other security has been issued to and in favor of and unconditionally accepted by each local agency and all relevant Governmental Authorities, including any municipal utility district in which the Real Estate is situated with regard to all work to be performed pursuant to each and all of said subdivision improvement agreements or other agreements; (b) all necessary plans have been approved by all relevant Governmental Authorities for the installation of any and all Improvements required to be installed upon such Real Estate; (c) all necessary permits have been issued for the installation of said Improvements; and (d) utility services necessary for construction of Improvements and residential dwelling units and the operation thereon for the purpose intended will be available to such Real Estate upon completion of the Improvements and there exists a binding obligation on the part of each and every utility company to deliver necessary utility services to such Real Estate.

         "Len Acquisition" means Len Acquisition Corporation, a Delaware corporation, which is also sometimes herein referred to as the "Co-Borrower."

         "Lenders" means the lending institutions listed on the signature pages of this Agreement and the respective successors and permitted assigns of such lending institutions.

         "Lending Installation" means, with respect to a Lender or the Administrative Agent, any office, branch, subsidiary or affiliate of such Lender or the Administrative Agent.

         "Lennar Guaranty" means a guaranty of the Obligations of the Co-Borrower executed by the Company substantially in the form attached hereto as Exhibit J, as the same may be amended, modified, supplemented or restated from time to time.

         "Letter of Credit" of a Person means a letter of credit or similar instrument which is issued upon the application of such Person or upon which such Person is an account party or for which such Person is in any way liable.

         "Letter of Credit Collateral Account" is defined in Section 2.21(h).

         "Letter of Credit Commitment" means, for each Facility A Lender, the obligation of such Facility A Lender to participate in Facility Letters of Credit in an amount not exceeding the lesser of (a) its Facility A Pro Rata Share of the Aggregate Letter of Credit Commitment or (b) its Facility A Pro Rata Share of the Unused Commitment for Facility A.

         "Letter of Credit Request" is defined in Section 2.21(c)(i).

         "Leverage Ratio" means a fraction (expressed as the decimal equivalent), the numerator of which is the sum of (i) all Obligations, including Facility Letter of Credit Obligations (other than with respect to Performance Letters of Credit), plus (ii) all other Indebtedness of the Loan Parties, less
(iii) unrestricted cash of the Loan Parties in excess of $15,000,000, and the denominator of which is the sum of (x) the Adjusted Tangible Net Worth and (y) the lesser of (A) $300,000,000 and (B) 50% of the Subordinated Debt.

         "Lien" means any lien (statutory or other), mortgage (including, without limitation, purchase money mortgages), pledge, hypothecation, assignment, deposit arrangement, encumbrance or preference, priority or other security agreement or preferential arrangement of any kind or nature whatsoever (including, without limitation, the interest of a vendor or lessor under any conditional sale, Capitalized Lease or other title retention agreement or any financing lease having substantially the same economic effect as any of the foregoing) and, in the case of Securities, any purchase option, call or similar right of any Person (other than the issuer of such Securities) with respect to such Securities.

         "LLP" means each of Lennar Land Partners, a Florida general partnership, and Lennar Land Partners II, a Florida general partnership.

         "LLP Partner" means each of Lennar Land Partners Sub, Inc., a Delaware corporation and wholly-owned Subsidiary of the Company which holds a 50% interest in Lennar Land Partners, and Lennar Land Partners Sub II, Inc., a Delaware corporation and wholly-owned Subsidiary of the Company which holds a 50% interest in Lennar Land Partners II.

         "LNR" means LNR Property Corporation, a Delaware corporation, and its successors.

         "Loan" means a Facility A Loan, Swing Line Loan, Facility B Revolver Loan, Facility B Term Loan or Facility C Loan, as applicable.

         "Loan Documents" means (a) this Agreement, the Facility A Notes, the Swing Line Note, the Facility B Revolver Notes, the Facility B Term Notes, the Guaranties, the Pledge Agreements, and (if and when delivered) the Facility C Notes and the Mortgage Banking Subsidiaries Note Pledge Agreement, (b) unless and until the Co-Borrower Termination Conditions are satisfied, the Co-Borrower Notes, the Lennar Guaranty and the Co-Borrower Collateral Documents and (c) any and all other instruments or documents delivered or to be delivered by the Loan Parties pursuant hereto or pursuant to any of the other documents described in clause (a) or (b) above, as such documents in clause (a), (b) or (c) may be amended or modified and in effect from time to time.

         "Loan Parties" means the Company, Len Acquisition, the Guarantors (including any Subsidiary that executes and delivers a Guaranty after the Closing Date) and the Co-Borrower Subsidiaries that execute Co-Borrower Guaranties; "Loan Party" means any of the Loan Parties.

         "Material Adverse Effect" means a material adverse effect on (a) the business, properties, assets, condition (financial or otherwise), results of operations, or prospects of (i) the Loan Parties, taken as a whole, or (ii) if so specified, the Company, the Co-Borrower or any Guarantor, provided that the consummation of the Merger shall be deemed not to result in a material adverse effect under this clause (a), (b) the ability of any Loan Party to perform any of its obligations under the Loan Documents, or (c) the validity or enforceability of any of the Loan Documents or the rights or remedies of the Administrative Agent or the Lenders thereunder.

         "Merger" means the merger of U.S. Home into Len Acquisition pursuant to the Merger Agreement.

         "Merger Agreement" means the Plan and Agreement of Merger dated as of February 16, 2000, among U.S. Home, the Company and Len Acquisition, and the Voting Agreement dated as of February 16, 2000 among U.S. Home and certain stockholders of the Company.

         "Merger Documents" means the (a) the Merger Agreement, (b) the Registration Statement on Form S-4 filed by the Company with the Securities and Exchange Commission on March 21, 2000 and as declared effective on March 31, 2000 pertaining to the Merger, and all amendments thereto, and (c) all other documents which are an integral part of the Merger.

         "Merger Loan" means the portion of Facility C used to finance the acquisition of U.S. Home pursuant to the Merger in the amount set forth in
Section 6.10, any interest thereon, and any other Obligations of the Co-Borrower or Co-Borrower Subsidiaries with respect to such portion of Facility C or the Co-Borrower Collateral Documents.

         "Minimum Interest Coverage Ratio" means an Interest Coverage Ratio of not less than two (2) to one (1).

         "Moody's" means Moody's Investors Service, Inc. or any Person succeeding to the securities rating business of such company.

         "Monthly Payment Date" means the first Business Day of each calendar month, commencing in June, 2000.

         "Mortgage" means any mortgage, deed of trust or other security deed in Real Estate, or in rights or interests, including leasehold interests, in Real Estate.

         "Mortgage Banking Subsidiaries Adjusted Net Worth" means, at any date, the Net Worth of the Mortgage Banking Subsidiaries on a consolidated basis as determined in accordance with GAAP (including in the assets used to determine Net Worth the amount of the Capitalized Mortgage Servicing as of such date), less the amount of all goodwill and other assets that are properly classified as "intangible assets" at such date in accordance with GAAP.

         "Mortgage Banking Subsidiaries Note" means the promissory note dated the Closing Date, in the principal amount of $150,000,000, executed by the Mortgage Banking Subsidiaries as joint makers payable to the order of the Company and each Guarantor that lends funds to any of the Mortgage Banking Subsidiaries, which is to be held by the Administrative Agent pursuant to
Section 6.09. Notwithstanding the foregoing, unless the Co-Borrower Termination Conditions are satisfied as of the Closing Date, the Mortgage Banking Subsidiaries that are Subsidiaries of the Co-Borrower shall not be makers of the Mortgage Banking Subsidiaries Note payable to the Company but shall be joint makers of a separate note payable to the Co-Borrower and any of its Subsidiaries that lends funds to any of such Mortgage Banking Subsidiaries, and such note shall also be held by the Administrative Agent pursuant to Section 6.09 and shall also constitute a Mortgage Banking Subsidiaries Note hereunder. Each Mortgage Banking Subsidiaries Note shall be in form and substance as provided in Exhibit K attached hereto.

         "Mortgage Banking Subsidiaries Note Pledge Agreement" is defined in
Section 8.02(b)(i), and includes any amendment, supplement, restatement or other modification of such agreement.

         "Mortgage Banking Subsidiary" means a Subsidiary of the Company which is engaged or hereafter engages in the mortgage banking business, including the origination, servicing, packaging and/or selling of mortgages on residential single- and multi-family dwellings and/or commercial property, and in any event shall include AFSI, UAMC, USHMC, UAMC Asset Corp. II, Universal American Mortgage Corporation of California and Eagle Home Mortgage, Inc.

         "Multiemployer Plan" means a Plan maintained pursuant to a collective bargaining agreement or any other arrangement to which the Company or any member of the Controlled Group is a party to which more than one employer is obligated to make contributions.

         "Net Asset Sale Proceeds" means, with respect to any Asset Sale by any Person, (a) cash received by such Person or any Subsidiary of such Person from such Asset Sale (including cash received as consideration for the assumption or incurrence of liabilities incurred in connection with or in anticipation of such Asset Sale) after (i) provisions for all income or other taxes measured by or resulting from such Asset Sale, (ii) payment of all brokerage commissions and other fees and expenses and commissions related to such Asset Sale provided that, if the same are payable to an Affiliate of a Loan Party, such costs comply with Section 7.12, (iii) repayment of Indebtedness (and any premium or penalty thereon) secured by a Lien on any asset disposed of in such Asset Sale or which is or may be required (by the express terms of the instrument governing such Indebtedness or by applicable law) to be repaid in connection with such Asset Sale (including payments made to obtain or avoid the need for the consent of any holder of such Indebtedness), and (iv) deduction of appropriate amounts to be provided by such Person or a Subsidiary of such Person after such Asset Sale and
(b) cash payments in respect of any other consideration received by such Person or any Subsidiary of such Person from such Asset Sale upon receipt of such cash payments by such Person or such Subsidiary.

         "Net Book Value" means, with respect to an asset owned by a Loan Party, the gross investment of such Loan Party in the asset, less all reserves (including loss reserves and reserves for depreciation) attributable to that asset, all determined in accordance with GAAP consistently applied, including, in the case of Unimproved Entitled Land, any unamortized land credits.

         "Net Housing Unit Proceeds" means, in connection with the sale of any Housing Unit by a Loan Party, the gross sales price less (a) all bona fide prorations and adjustments to the sales price required to be made pursuant to the terms of the sales contract and (b) the aggregate amount of bona fide closing costs due to any Person, provided that if such closing costs are due to an Affiliate of a Loan Party, such costs comply with Section 7.12.

         "Net Worth" means, at any date, with respect to any Person the amount of consolidated stockholders' equity of such Person and its consolidated Subsidiaries as shown on its balance sheet as of such date in accordance with GAAP.

         "New Facility A Lender" is defined in Section 2.18(a).

         "New Facility C Lender" is defined in Section 2.18(a).

         "New Lenders" is defined in Section 2.18(a).

         "Non-Consenting Facility B Lenders" is defined in Section 2.19(a).

         "Non-Recourse Indebtedness" means Indebtedness of a Loan Party for which its liability is limited to the Real Estate upon which it grants a Lien to the holder of such Indebtedness as security for such Indebtedness, but only to the extent that the amount of such Indebtedness does not exceed such Loan Party's original cost of purchase of such Real Estate or the most current appraised value of such Real Estate.

         "Notes" means, collectively, the Facility A Notes, the Swing Line Note, the Facility B Revolver Notes, the Facility B Term Notes, and, if and when delivered, the Facility C Notes and Co-Borrower Notes; and "Note" means any one of the Notes.

         "Obligations" means all Loans, Facility Letter of Credit Obligations, advances, debts, liabilities, obligations, covenants and duties owing by any Loan Party to the Administrative Agent, any Lender, the Swing Line Bank, the Co-Lead Arrangers, any Affiliate of the Administrative Agent or any Lender, any Issuer or any Person entitled to indemnification by any Loan Party under this Agreement or any other Loan Document, of any kind or nature, present or future, arising under this Agreement or any other Loan Documents, whether or not evidenced by any note, guaranty or other instrument, whether or not for the payment of money, whether arising by reason of an extension of credit, loan, guaranty, indemnification, or in any other manner, whether direct or indirect (including those acquired by assignment), absolute or contingent, due or to become due, now existing or hereafter arising and however acquired. The term includes, without limitation, all Facility A Obligations, Facility B Obligations and Facility C Obligations, all interest, charges, expenses, fees, reasonable attorneys' fees and disbursements, reasonable paralegals' fees and any other sum chargeable to any Loan Party under this Agreement or any other Loan Document.

         "Off-Balance Sheet Liabilities" of a Person means (a) any repurchase obligation or liability of such Person or any of its Subsidiaries with respect to accounts or notes receivable sold by such Person or any of its Subsidiaries, (b) any liability of such Person or any of its Subsidiaries under any financing lease, any synthetic lease (under which all or a portion of the rent payments made by the lessee are treated, for tax purposes, as payments of interest, notwithstanding that the lease may constitute an operating lease under GAAP) or any other similar lease transaction, or (c) any obligations of such Person or any of its Subsidiaries arising with respect to any other transaction which is the functional equivalent of or takes the place of borrowing and which has an actual or implied interest component but which does not constitute a liability on the consolidated balance sheets of such Person and its Subsidiaries.

         "Participants" is defined in Section 12.02.

         "PBGC" means the Pension Benefit Guaranty Corporation, or any successor thereto.

         "Performance Letter of Credit" means a Letter of Credit issued to a Governmental Authority or a quasi-governmental agency to insure the completion by a Loan Party of a development of land improvements or to insure payment by a Loan Party of escrow accounts.

         "Permitted Dispositions" is defined in Section 7.04(a).

         "Permitted Hedging Agreement" means an interest rate swap, collar or similar agreement entered into by the Company and any Lender or Affiliate of a Lender, pursuant to which the Company hedges its actual interest rate risk under this Agreement, in a notional amount not to exceed, in the aggregate, the amount of the Aggregate Commitment at the time the Company enters into such agreement. In the event a Lender or any of its Affiliates elects to enter into any Permitted Hedging Agreement with the Company, the Hedging Obligations of the Company under such Permitted Hedging Agreement shall be Secured Obligations secured by the Collateral.

         "Permitted Liens" means (a) Liens existing on the date of this Agreement and described on Schedule IV hereto; (b) Liens imposed by governmental authorities for taxes, assessments or other charges not yet subject to penalty or which are being contested in good faith and by appropriate proceedings, if adequate reserves with respect thereto are maintained on the books of the Company in accordance with GAAP; (c) statutory liens of carriers, warehousemen, mechanics, materialmen, landlords, repairmen or other like Liens arising by operation of law in the ordinary course of business provided that (i) the underlying obligations are not overdue for a period of more than 30 days or (ii) such Liens are being contested in good faith and by appropriate proceedings and adequate reserves with respect thereto are maintained on the books of the Company in accordance with GAAP; (d) Liens securing the performance of bids, trade contracts (other than borrowed money), leases, statutory obligations, surety and appeal bonds, performance bonds and other obligations of a like nature incurred in the ordinary course of business; (e) easements, rights-of-way, zoning restrictions, assessment district or similar Liens in connection with municipal financing, and similar restrictions, encumbrances or title defects which, singly or in the aggregate, do not in any case materially detract from the value of the Real Estate subject thereto (as such Real Estate is used by the Company or any of its Subsidiaries) or interfere with the ordinary conduct of the business of the Company or any of its Subsidiaries; (f) Liens arising by operation of law in connection with judgments, only to the extent, for an amount and for a period not resulting in a default with respect thereto; (g) pledges or deposits made in the ordinary course of business in connection with workers' compensation, unemployment insurance and other types of social security legislation; (h) Liens securing Indebtedness of a Person existing at the time such Person becomes a Subsidiary or is merged with or into the Company or a Subsidiary or Liens securing Indebtedness incurred in connection with an acquisition of Real Estate, provided that (1) such Liens were in existence prior to the date of such acquisition, merger or consolidation, were not incurred in anticipation thereof, and do not extend to any other assets or (2) such Liens are granted to the seller of such Real Estate to secure the purchase price therefor; (i) Liens securing Indebtedness incurred to refinance any Indebtedness that was previously so secured and permitted hereunder (which refinancing Indebtedness may exceed the amount refinanced, provided such refinancing Indebtedness is otherwise permitted under this Agreement) in a manner no more adverse to the Lenders than the terms of the Liens securing such refinanced Indebtedness; and (j) Liens securing the Secured Obligations, which Liens may also secure, equally and ratably, to the extent provided in Section 8.03(a), senior debt Securities of the Company or, to the extent provided in Section 8.03(b), the Existing U.S. Home Senior Debt Issues.

         "Person" means any natural person, corporation, firm, enterprise, trust, association, company, partnership, limited liability company, joint venture or other entity or organization, or any government or political subdivision or any agency, department, or instrumentality thereof.

         "Plan" means an employee pension benefit plan which is covered by Title IV of ERISA or subject to the minimum funding standards under Section 412 of the Code as to which the Borrower or any member of the Controlled Group may have any liability.

         "Pledge Agreement" means a Pledge Agreement executed by the Company substantially in the form of Exhibit L-1 (or, in the case of a pledge with respect to the equity interests of any Significant Subsidiary that is not a corporation, a similar form of pledge agreement satisfactory to the Administrative Agent in form and substance) or by a Guarantor substantially in the form of Exhibit L-2 (or, in the case of a pledge with respect to the equity interests of any Significant Subsidiary that is not a corporation, a similar form of pledge agreement satisfactory to the Administrative Agent in form and substance), including in each case any amendment, modification, renewal or restatement thereof.

         "Pricing Grid" means the pricing grid attached hereto as Exhibit M.

         "Prime Rate" means the rate per annum equal to the prime rate of interest announced by Bank One from time to time as its "prime rate" (it being acknowledged that such announced prime rate may not necessarily be the lowest rate charged by Bank One to any of its customers), changing when and as said prime rate changes.

         "Pro Forma Financial Statements" is defined in Section 4.03(c).

         "Project" means a parcel of Real Estate owned by a Loan Party which is to be developed or sold as part of a common scheme.

         "Pro Rata Share" means, for each Lender at any time, the ratio that the aggregate amount of such Lender's Facility A Commitment, Facility B Commitment, the outstanding balance of such Lender's Facility B Term Loans and the outstanding balance of such Lender's Facility C Loans bears to the Aggregate Commitment, all as determined at such time.

         "Qualified Finished Lots" means, at any date, the sum of (a) the Net Book Value of Finished Lots that are under a bona fide contract for sale by a Loan Party to a Person that is not an Affiliate of a Loan Party and (b) the lesser of (i) the product of (A) the total number of Housing Units with respect to which the Loan Parties entered into such contracts during the period of six consecutive calendar months most recently ended at such date, multiplied by (B) the average Net Book Value of all Finished Lots as of the end of such six-month period and (ii) an amount equal to 40% of Adjusted Tangible Net Worth at such date; provided, however, that the Housing Units with respect to which the Loan Parties entered into such contracts during the six-month period immediately preceding the Closing Date shall include those Housing Units with respect to which U.S. Home and its Subsidiaries that are Loan Parties entered into such contracts during such period.

         "Quarterly Payment Date" means the first Business Day of each January, April, July and October, commencing in July, 2000.

         "Rating Agency" means any one of Duff & Phelps, Fitch, Moody's or S&P.

         "Real Estate" means land, rights in land and interests therein (including, without limitation, leasehold interests), and equipment, structures, improvements, furnishings, fixtures and buildings (including a mobile home of the type usually installed on a developed site) located on or used in connection with land, rights in land or interests therein (including leasehold interests), but shall not include Mortgages or interests therein.

         "Real Estate Business" means homebuilding, housing construction, home sales, real estate development or construction and related real estate activities, including the provision of mortgage financing, title insurance and other goods and services to home buyers, home owners and other occupants of homes, including without limitation, cable TV services, home security, home design, broadband communications and other communications services and home office support services.

         "Recent Balance Sheet" is defined in Section 4.05.

         "Register" is defined in Section 13.07.

         "Regulation D" means Regulation D of the Board of Governors of the Federal Reserve System as from time to time in effect and any successor thereto or other regulation or official interpretation of said Board of Governors relating to reserve requirements applicable to member banks of the Federal Reserve System.

         "Regulation U" means Regulation U of the Board of Governors of the Federal Reserve System as from time to time in effect and any successor or other regulation or official interpretation of said Board of Governors relating to the extension of credit by banks for the purpose of purchasing or carrying margin stocks applicable to member banks of the Federal Reserve System.

         "Reimbursement Obligations" means at any time, the aggregate of the Obligations of the Company and, if applicable, the Co-Borrower to the Facility A Lenders, the Issuers and the Administrative Agent in respect of all unreimbursed payments or disbursements made by the Facility A Lenders, the Issuers and the Administrative Agent under or in respect of the Facility Letters of Credit.

         "Reinvestment Period" is defined in Section 2.06(b)(i)(C).

         "Replacement Lender" is defined in Section 2.27.

         "Reply Date" is defined in Section 2.19(a).

         "Reportable Event" means a reportable event as defined in Section 4043 of ERISA and the regulations issued under such section, with respect to a Plan, excluding, however, such events as to which the PBGC by regulation waived the requirement of Section 4043(a) of ERISA that it be notified within 30 days of the occurrence of such event, provided, however, that a failure to meet the minimum funding standard of Section 412 of the Code and of Section 302 of ERISA shall be a Reportable Event regardless of the issuance of any such waiver of the notice requirement in accordance with either Section 4043(a) of ERISA or Section 412(d) of the Code.

         "Required Lenders" means, subject to the provisions of Section 13.06(c), (a) except as otherwise provided in clause (b) below, Lenders whose Pro Rata Shares, in the aggregate, are greater than 66-2/3%; provided, however, that if all of the Commitments have been terminated pursuant to the terms of this Agreement, "Required Lenders" means Lenders whose aggregate ratable shares (stated as a percentage) of the aggregate outstanding principal balance of all Loans and Facility Letter of Credit Obligations are greater than 66-2/3%, and
(b) solely with respect to any amendment, modification or waiver of the provisions of Section 2.06(b)(iii), Lenders whose Facility A Pro Rata Shares, in the aggregate, are greater than 66-2/3% and Lenders whose Facility B Pro Rata Shares, in the aggregate, are greater than 66-2/3% and Lenders whose Facility C Pro Rata Shares, in the aggregate, are greater than 66-2/3%; provided, however, that if all of the Commitments have been terminated pursuant to the terms of this Agreement, "Required Lenders" under this clause (b) means Facility A Lenders whose aggregate ratable shares (stated as a percentage) of the aggregate outstanding principal balance of all Facility A Loans and Facility Letter of Credit Obligations are greater than 66-2/3%, and Facility B Lenders whose aggregate ratable shares (stated as a percentage) of the aggregate outstanding principal balance of all Facility B Loans are greater than 66-2/3% and Facility C Lenders whose aggregate ratable shares (stated as a percentage) of the aggregate outstanding principal balance of all Facility C Loans are greater than 66-2/3%.

         "Reserve Requirement" means, with respect to a Eurodollar Interest Period, the maximum aggregate reserve requirement (including all basic, supplemental, marginal and other reserves) which is imposed under Regulation D on Eurocurrency liabilities.

         "Section" means a numbered section of this Agreement, unless another document is specifically referenced.

         "Secured Obligations" means, collectively, (i) the Obligations and (ii) all Hedging Obligations owing under Permitted Hedging Agreements to any Lender or any Affiliate of any Lender.

         "Securities" of any Person means equity securities and debt securities and any other instrument commonly understood to be a security issued by that Person.

         "Securities Act" is defined in Section 6.04(j).

         "Significant Joint Venture" means a Joint Venture of the Company which has total assets that exceed an amount equal to 2 1/2% of the total assets of the Company and its Subsidiaries on a consolidated basis as of the end of the most recently completed fiscal quarter.

         "Significant Subsidiary" means a Subsidiary of the Company which meets any of the following conditions:

         (a) such Subsidiary is a direct Subsidiary of the Company; or

         (b) the total assets of such Subsidiary exceed an amount equal to 2 1/2% of the total assets of the Company and its Subsidiaries on a consolidated basis as of the end of the most recently completed fiscal quarter; or

         (c) such Subsidiary is a Joint Venture Subsidiary with respect to which a Pledge Agreement is required to be executed and delivered pursuant to Section
7.05 hereof.

         "Single Employer Plan" means a Plan maintained by the Company or any member of the Controlled Group for employees of the Borrower or any member of the Controlled Group.

         "S&P" means Standard & Poor's Ratings Services, a division of The McGraw Hill Companies, Inc., or any Person succeeding to the securities rating business of such company.

         "Subordinated Debt" means any Indebtedness of the Company which by its terms is subordinated, in form and substance and in a manner satisfactory to the Administrative Agent, in time and right of payment to the prior payment in full of the Obligations, but which in any event matures not earlier than twelve months after the latest of the Facility A Termination Date, Facility B Termination Date and Facility C Maturity Date.

         "Subsidiary" of a Person means (a) any corporation more than 50% of the outstanding securities having ordinary voting power of which shall at the time be owned or controlled, directly or indirectly, by such Person or by one or more of its Subsidiaries or by such Person and one or more of its Subsidiaries, or
(b) any partnership, limited liability company, association, joint venture or similar business organization more than 50% of the ownership interests having ordinary voting power of which shall at the time be so owned or controlled. Except where otherwise provided herein, references to Subsidiaries of the Borrower include Len Acquisition and its Subsidiaries.

         "Swing Line Bank" means Bank One or any other Facility A Lender as a successor Swing Line Bank.

         "Swing Line Commitment' means the obligation of the Swing Line Bank to make Swing Line Loans up to a maximum of $30,000,000 at any one time outstanding.

         "Swing Line Loan" means a Loan made available to the Company by the Swing Line Bank pursuant to Section 2.04 hereof.

         "Swing Line Note" means a promissory note, in substantially the form of Exhibit N hereto, duly executed by the Company and payable to the order of the Swing Line Bank in the amount of its Swing Line Commitment, including any amendment, modification, renewal, restatement or replacement of such note.

         "Syndication Agent" means Bankers Trust Company.

         "Tangible Net Worth" means, at any date, the Net Worth of the Company and its Subsidiaries less the aggregate amount of all goodwill and other assets that are properly classified as "intangible assets" at such date in accordance with GAAP.

         "Term Out Notice" is defined in Section 2.20(a).

         "Transferee" is defined in Section 12.03(c).

         "Type" means, with respect to any Advance, its nature as a Floating Rate Advance or Eurodollar Rate Advance.

         "UAMC" means Universal American Mortgage Company.

         "Unfunded Liabilities" means the amount (if any) by which the present value of all vested nonforfeitable benefits under all Single Employer Plans exceeds the fair market value of all such Plan assets allocable to such benefits, all determined as of the then most recent valuation date for such Plans.

         "Unimproved Entitled Land" means Entitled Land upon which no Improvements have been commenced.

         "Unmatured Default" means an event, act or condition which but for the lapse of time or the giving of notice, or both, would constitute an Event of Default.

         "Unused Commitment" means, at any date, (i) with respect to each Facility A Lender, the amount by which its Facility A Commitment exceeds the sum of the outstanding balance of its Facility A Loans and its Facility A Pro Rata Share of the aggregate amount then available for drawing under the Facility Letters of Credit and (ii) with respect to each Facility B Revolver Lender, the amount by which its Facility B Commitment exceeds the outstanding principal balance of its Facility B Revolver Loans.

         "USHMC" means U.S. Home Mortgage Corporation.

         "U.S. Home" means U.S. Home Corporation, a Delaware corporation, which shall be merged into Len Acquisition as of the Closing Date.

         "U.S. Home Audited Financial Statements" is defined in Section 4.03(b).

         "U.S. Home Unaudited Financial Statements" is defined in Section
4.03(b).

         "Wholly-Owned Subsidiary" of a Person means (i) any Subsidiary all of the outstanding voting securities of which shall at the time be owned or controlled, directly or indirectly, by such Person or one or more Wholly-Owned Subsidiaries of such Person, or by such Person and one or more Wholly-Owned Subsidiaries of such Person, or (ii) any partnership, association, joint venture or similar business organization 100% of the ownership interests having ordinary voting power of which shall at the time be so owned or controlled.

         SECTION 1.02. Computation of Time Periods. For the purposes of this Agreement, in the computation of periods of time from a specified date to a later specified date, the word "from" means "from and including", the words "to" and "until" each means "to but excluding" and the word "through" means "to and including".

         SECTION 1.03. Accounting Terms.

         (a) All accounting terms used and not specifically defined herein shall be construed in accordance with GAAP. All references herein to GAAP shall be deemed to refer to those principles; provided, however, that notwithstanding the requirements imposed by GAAP which require the consolidation of the operations of the Mortgage Banking Subsidiaries with the operations of the Company, for the purposes of the calculations set forth in Article VII hereof, the operations of such Subsidiary shall be so included only as specifically provided for herein.

         (b) In the event that the Company shall acquire, pursuant to a transaction permitted under this Agreement, all of the equity Securities of a corporation (the "Acquired Company") which have ordinary voting power for the election of directors of the Acquired Company and, provided that (i) the Company shall have furnished to the Administrative Agent, and the Administrative Agent shall have approved (A) consolidated balance sheets and related consolidated statements of earnings, stockholders' equity and cash flows of the Acquired Company for the most recently concluded fiscal year of the Acquired Company, prepared in accordance with GAAP consistently applied and audited and reported upon by a firm of independent certified public accountants of recognized standing acceptable to the Administrative Agent (such audit to be unqualified) and (B) for any quarters of the next succeeding fiscal year that are concluded as of the date of such Acquisition, a consolidated balance sheet of the Acquired Company as of the end of the most recent quarter, and the related consolidated statement of earnings and cash flows of the Acquired Company for the period from the beginning of the current fiscal year to the end of that quarter, all prepared in accordance with GAAP consistently applied, unaudited but certified to be true and accurate, subject to normal year-end audit adjustments, by the chief financial officer of the Acquired Company and (ii) the Acquired Company shall either become or be merged into a Guarantor hereunder, then, from and after such Acquisition, the Company shall include in the determination of Consolidated EBITDA, Consolidated Interest Expense, Consolidated Interest Incurred and Consolidated Net Income, for any applicable period for which such amounts are to be determined pursuant to this Agreement, such Acquired Company as if such Acquired Company had been a Loan Party during such period.

                                   ARTICLE II

                                   THE CREDITS

         SECTION 2.01. Facility A Commitment.

         (a) Commitment. On and after the Closing Date and prior to the Facility A Termination Date, upon the terms and conditions set forth in this Agreement and in reliance upon the representations and warranties of the Company and the Co-Borrower herein set forth, each Facility A Lender severally agrees to make Facility A Advances to the Company or, to the extent provided for in Section 2.26, the Co-Borrower from time to time in amounts not to exceed in the aggregate at any one time outstanding the amount of its Facility A Commitment, provided that (i) in no event may the aggregate principal amount of all outstanding Facility A Advances (whether to the Company or to the Co-Borrower) exceed the Aggregate Facility A Commitment, (ii) in no event may the sum of the aggregate principal amount of all outstanding Facility A Advances (whether to the Company or to the Co-Borrower), all outstanding Swing Line Loans and the Facility Letter of Credit Obligations (whether of the Company or of the Co-Borrower) exceed the Aggregate Facility A Commitment, and (iii) unless and until the Co-Borrower Termination Conditions are satisfied, in no event may (A) the aggregate principal amount of all outstanding Facility A Advances to the Company, all outstanding Swing Line Loans and the Facility Letter of Credit Obligations of the Company exceed (B) the Company Net Facility A Commitment. Subject to the terms of this Agreement, the Company or, to the extent provided for in Section 2.26, the Co-Borrower may borrow, repay and reborrow under Facility A at any time prior to the Facility A Termination Date. If the Co-Borrower Termination Conditions are satisfied subsequent to the Closing Date, the Company shall assume the Facility A Obligations of the Co-Borrower as provided in Section 2.26(b). The Facility A Commitments to lend hereunder shall expire on the Facility A Termination Date.

         (b) Letter of Credit Commitment. On and after the Closing Date and prior to the Facility A Termination Date, each Facility A Lender severally agrees, on the terms and conditions set forth in this Agreement and in reliance upon the representations and warranties of Company and the Co-Borrower herein set forth, to participate in Facility Letters of Credit issued pursuant to
Section 2.21 for the account of the Company or, to the extent provided for in
Section 2.26, the Co-Borrower; provided that (i) in no event may the aggregate amount of all Facility Letter of Credit Obligations (whether of the Company or of the Co-Borrower) exceed the lesser of (A) the Aggregate Letter of Credit Commitment and (B) an amount equal to the Aggregate Facility A Commitment minus the sum of all outstanding Facility A Advances (whether to the Company or the Co-Borrower) and all outstanding Swing Line Loans and (ii) unless and until the Co-Borrower Termination Conditions are satisfied, in no event may the aggregate amount of all Facility Letter of Credit Obligations of the Company exceed the lesser of (A) the Company Net L/C Commitment and (B) an amount equal to the Company Net Facility A Commitment minus the sum of all outstanding Facility A Advances to the Company and all outstanding Swing Line Loans.

         (c) Advances and Participations Pro Rata. Facility A Advances hereunder shall be made ratably by the several Facility A Lenders in accordance with their respective Facility A Pro

Rata Shares. Participations in Facility Letters of Credit hereunder shall be ratable among the several Facility A Lenders in accordance with their respective Facility A Pro Rata Shares.

         (d) Maturity. All Facility A Obligations shall be due and payable by the Borrower on the Facility A Termination Date unless such Facility A Obligations shall sooner become due and payable pursuant to Section 9.02 or as otherwise provided in this Agreement.

         SECTION 2.02. Facility B Commitment.

         (a) Commitments. On and after the Closing Date and prior to the Facility B Termination Date, upon the terms and conditions set forth in this Agreement and in reliance upon the representations and warranties of the Company herein set forth, each Facility B Revolver Lender severally agrees to make Facility B Revolver Advances to the Company from time to time in amounts not to exceed in the aggregate at any one time outstanding the amount of its Facility B Commitment, provided that in no event may the aggregate principal amount of all outstanding Facility B Revolver Advances exceed the Aggregate Facility B Commitment. Subject to the terms of this Agreement, the Company may borrow, repay and reborrow under Facility B at any time prior to the Facility B Termination Date. The Facility B Commitments to lend hereunder shall expire on the Facility B Termination Date.

         (b) Advances Pro Rata. Facility B Revolver Advances hereunder shall be made by the Facility B Revolver Lenders ratably in accordance with their respective Facility B Revolver Pro Rata Shares.

         (c) Maturity. All Facility B Obligations shall be due and payable by the Company on the Facility B Termination Date except to the extent such Facility B Obligations are converted to Facility B Term Loans pursuant to
Section 2.19 or Section 2.20 or shall sooner become due and payable pursuant to
Section 9.02 or as otherwise provided in this Agreement.

         SECTION 2.03. Facility C Commitment.

         (a) Commitments. On the Closing Date, upon the terms and conditions set forth in this Agreement and in reliance upon the representations and warranties of the Company and the Co-Borrower herein set forth, each Facility C Lender severally agrees to make a Facility C Advance solely to the Company or, if the Co-Borrower Termination Conditions have not been satisfied as of the Closing Date, solely to the Co-Borrower in the amount of its Facility C Commitment. Facility C Loans that are repaid may not be reborrowed. If the Co-Borrower Termination Conditions are satisfied subsequent to the Closing Date, the Company shall assume the Facility C Obligations as provided in Section 2.26(b). The Facility C Commitment shall terminate immediately following the making of the Facility C Advance on the Closing Date, and there shall be no Facility C Advances after the Closing Date (except to the extent that the making of additional Facility C Loans is approved pursuant to Section 2.18).

         (b) Advances Pro Rata. Facility C Advances hereunder shall be made ratably by the several Facility C Lenders in accordance with their respective Facility C Pro Rata Shares (except for additional Facility C Loans made by a New Facility C Lender pursuant to Section 2.18).

         (c) Maturity. All Facility C Obligations shall be due and payable by the Borrower on May 2, 2007 unless such Facility C Obligations shall sooner become due and payable pursuant to Section 9.02 or as otherwise provided in this Agreement.

         SECTION 2.04. Swing Line Loans.

         (a) Swing Line Commitment. In addition to the Advances pursuant to Sections 2.01, 2.02 and 2.03, but subject to the terms and conditions of this Agreement (including but not limited to those limitations set forth in Section 2.01), the Swing Line Bank agrees to make the Swing Line Loans to the Company in accordance with this Section 2.04 up to the amount of the Swing Line Commitment. Swing Line Loans shall not be limited by the amount of the Swing Line Bank's Facility A Commitment but shall be subject to the limitations set forth in
Section 2.01. Amounts borrowed under this Section 2.04 may be borrowed, repaid and reborrowed to, but not including, the Facility A Termination Date. All outstanding Swing Line Loans shall bear interest at the Floating Rate.

         (b) Swing Line Request. The Company may request a Swing Line Loan from the Swing Line Bank on any Business Day before the Facility A Termination Date by giving the Administrative Agent and the Swing Line Bank notice by 1:00 p.m. (Chicago time) on such Borrowing Date specifying the aggregate amount of such Swing Line Loan, which shall be an amount not less than $500,000. The Administrative Agent shall promptly notify each Facility A Lender of such request.

         (c) Making of Swing Line Loans. The Swing Line Bank shall, no later than 3:00 p.m. (Chicago time) on such Borrowing Date, make the funds for such Swing Line Loan available to the Company at the Administrative Agent's address, or at such other place as indicated in written money transfer instructions from the Borrower, signed by an Authorized Officer.

         (d) Swing Line Note. The Swing Line Loans shall be evidenced by the Swing Line Note and each Swing Line Loan shall be paid in full by the Borrower on or before the earlier of the fifth Business Day after the Borrowing Date for such Swing Line Loan or the Facility A Termination Date.

         (e) Repayment of Swing Line Loans. The Company may at any time pay, without penalty or premium, all outstanding Swing Line Loans, or, in a minimum amount of $500,000, any portion of the outstanding Swing Line Loans upon notice to the Administrative Agent and the Swing Line Bank. In addition, the Administrative Agent: (i) may at any time in its sole discretion or (ii) shall on the fifth Business Day after the Borrowing Date for such Swing Line Loan, require the Facility A Lenders (including the Swing Line Bank) to make a Facility A Advance at the Floating Rate in an amount up to the amount of Swing Line Loans outstanding on such date for the purpose of repaying Swing Line Loans; provided, however, that the obligation of each Facility A Lender to make any such Advance is subject to the condition that the Swing Line Bank believed in good faith that all conditions under Section 5.02 were satisfied at the time the Swing Line Loan was made. If the Swing Line Bank receives notice from any Facility A Lender that a condition under Section 5.02 has not been satisfied, no Swing Line Loan shall be made until (A) such notice is withdrawn by that Facility A Lender or (B) the Required Lenders have waived satisfaction of any such condition. The Facility A Lenders shall deliver the proceeds of such Facility A Advance to the Administrative Agent by 12:00 noon (Chicago time) on the applicable Borrowing Date for application to the Swing Line Bank's outstanding Swing Line Loans. Subject to the proviso contained in the second sentence of this Section 2.04(e), each Facility A Lender's obligation to make available its Facility A Pro Rata Share of the Facility A Advance referred to in this Section shall be absolute and unconditional and shall not be affected by any circumstances, including without limitation, (1) any set-off, counterclaim, recoupment, defense or other right which such Facility A Lender may have against the Swing Line Bank, or anyone else, (2) the occurrence or continuance of an Event of Default or Unmatured Default, (3) any adverse change in the condition (financial or otherwise) of the Company or (4) any Event whatsoever. If for any reason a Facility A Lender does not make available its Facility A Pro Rata Share of the foregoing Facility A Advance, such Facility A Lender shall be deemed to have unconditionally and irrevocably purchased from the Swing Line Bank, without recourse or warranty, an undivided interest and participation in each Swing Line Loan then being repaid, equal to its Facility A Pro Rata Share of all such Swing Line Loans being repaid, so long as such purchase would not cause such Facility A Lender to exceed its Facility A Commitment. If any portion of any amount paid (or deemed paid) to the Administrative Agent is recovered by or on behalf of the Company from the Administrative Agent in bankruptcy or otherwise, the loss of the amount so recovered shall be shared ratably among all Facility A Lenders in accordance with their respective Facility A Pro Rata Shares.

         SECTION 2.05. Types of Advances.

         (a) The Facility A Advances, Facility B Advances and Facility C Advances may be Floating Rate Advances, or Eurodollar Rate Advances, or a combination thereof, selected by the Borrower in accordance with Section 2.09; provided, however, that (i) the availability of Eurodollar Rate Advances shall be subject to the provisions of Section 2.05(b) below, (ii) there shall not be more than five Facility A Advances, five Facility B Advances and five Facility C Advances which are Eurodollar Rate Advances outstanding at any time and (iii) the Borrower may not select a Eurodollar Rate Advance if and for as long as the Facilities have no "Rating" from either Moody's or S&P.

         (b) Until the 31st day following the Closing Date, (i) the Eurodollar Rate Loans shall be available to the Borrower only at the discretion of the Administrative Agent and Syndication Agent, and (ii) without limitation of clause (i) above, the Administrative Agent and Syndication Agent may require that the Borrower may select a Eurodollar Rate Loan only if the Interest Period applicable thereto is a one-month period which begins and ends on the same date as all other one-month Interest Periods applicable to Eurodollar Rate Loans then outstanding or a one-week Interest Period that ends on or before the last day of any one-month Interest Period then in effect.

         SECTION 2.06. Principal Payments.

         (a) Optional Principal Payments. Subject to and except as otherwise provided in Section 2.06(f), 2.06(g) and Section 2.06(i), (i) the Borrower may from time to time pay with respect to any Facility, without penalty or premium, all outstanding Floating Rate Advances of such Facility, or, in a minimum aggregate amount of $5,000,000 or any integral multiple of

$1,000,000 in excess thereof, any portion of the outstanding Floating Rate Advances of such Facility upon one Business Day's prior notice to the Administrative Agent, and (ii) the Borrower may, upon three Business Days' prior notice to the Administrative Agent, (A) pay any Eurodollar Advance in full on the last day of the Interest Period for such Eurodollar Advance, and (B) prepay any Eurodollar Advance in full prior to the last day of the Interest Period for such Eurodollar Advance.

         (b) Asset Sales.

             (i) Provisions Applicable if Bridge Loan is Advanced. The provisions of this Section 2.06(b)(i) shall only apply if the Bridge Loan is advanced.

             (A) Within five (5) Business Days after receipt by any Loan Party, on or before the first anniversary of the Closing Date, of the Net Asset Sale Proceeds of any Asset Sale, the Company shall, and, with respect to Asset Sales by the Co-Borrower or the Co-Borrower Subsidiaries, the Co-Borrower shall, pay or cause to be paid to the Administrative Agent, as a mandatory principal payment of the Obligations as herein provided, such Net Asset Sale Proceeds and shall furnish to the Administrative Agent a statement, certified by an Authorized Financial Officer of the Company, setting forth, and including a calculation of, the amount of such Net Asset Sale Proceeds.

             (B) All amounts required to be paid to the Administrative Agent from the Net Asset Sale Proceeds of any Asset Sale provided for in Section 2.06(b)(i)(A) shall be applied, first, to the outstanding principal balance of the Facility B Loans, and then to the outstanding principal balance of the Facility A Loans. Until the first anniversary of the Closing Date, the availability of the Aggregate Facility B Commitment shall be temporarily reduced by the amounts so paid to the Administrative Agent (whether applied to the Facility B Loans or the Facility A Loans), and, if the entire amount of the Aggregate Facility B Commitment thereby becomes temporarily unavailable, the availability of the Aggregate Facility A Commitment shall be temporarily reduced by any additional amounts so paid to Administrative Agent. If the Bridge Loan is paid in full on or before the first anniversary of the Closing Date from the proceeds of unsecured debt or equity Securities (other than the Exchange Notes) issued by the Company, the temporary unavailability of amounts under the Aggregate Facility B Commitment or Aggregate Facility A Commitment provided for above shall terminate, and the full amounts thereof shall be available as provided in this Agreement. If the Bridge Loan is not paid in full on or before the first anniversary of the Closing Date from the proceeds of unsecured debt or equity Securities (other than the Exchange Notes) issued by the Company, then, on the first anniversary of the Closing Date,
                    (1) the Company shall pay to the Administrative Agent (which payment may be made from the proceeds of Facility A Advances and Facility B Advances as provided in the next-to-last sentence of this

                    Section 2.06(b)(i)(B)), as a mandatory principal payment of the Facility C Obligations, an amount equal to a fractional portion of the aggregate amount of all Net Asset Sale Proceeds paid to the Administrative Agent pursuant to the provisions of Section 2.06(b)(i)(A) above, which fraction has as its numerator the aggregate amount of the Facility C Loans advanced on the Closing Date and as its denominator the Aggregate Commitment as of the Closing Date, provided however, that the application of such payments to Facility C shall be subject to the provisions of Section 2.06(g); (2) the amount (if any) of the Aggregate Facility A Commitment which is temporarily unavailable shall be reduced (thereby increasing availability) by an amount equal to the lesser of
                    (x) the mandatory principal payment of the Facility C Obligations made under clause (1) above (taking into account any election by any Facility C Lender not to accept such principal payment as provided in Section 2.06(g)) and (y) the amount of such temporary unavailability; and (z) to the extent that the principal payment of the Facility C Obligations made under clause (1) above (taking into account any election by any Facility C Lender not to accept such principal payment as provided in Section 2.06(g)) exceeds the amount of the Aggregate Facility A Commitment that was temporarily unavailable, the amount of the Aggregate Facility B Commitment that was temporarily unavailable shall be reduced (thereby increasing availability) by the amount of such excess. If and to the extent that, after application of the provisions of clause (2) above, any amount of the Aggregate Facility A Commitment remains unavailable, the Aggregate Facility A Commitment shall be permanently reduced, as of the first anniversary of the Closing Date, by the amount of unavailability, and, if and to the extent that, after application of the provisions of clause (3) above, any amount of the Aggregate Facility B Commitment remains unavailable, the amount of the Aggregate Facility B Commitment shall be permanently reduced, as of the first anniversary of the Closing Date, by the amount of such unavailability. Any temporary unavailability or permanent reduction of the Aggregate Facility A Commitment under this
                    Section 2.06(b)(i)(B) shall apply on a pro rata basis to the Co-Borrower Facility A Sublimit, and any increase in availability of the Aggregate Facility A Commitment under this Section 2.06(b)(i)(B) shall likewise apply to the Co-Borrower Facility A Sublimit on a pro rata basis. Any temporary unavailability, increase in availability or permanent reduction in the Aggregate Facility A Commitment or Aggregate Facility B Commitment provided for herein shall apply ratably to all Facility A Commitments or Facility B Commitments (as applicable). For purposes of the provisions of clause (1) above, the Company may elect to make the mandatory principal payment of the Facility C Obligations on the first anniversary of the Closing Date in accordance with the provisions of this Agreement, first, from Facility A Advances and, then, from Facility B Advances in amounts that were theretofore temporarily unavailable thereunder but that become available at the time of such Advances on the first anniversary of the Closing Date in accordance with the provisions hereof. Notwithstanding the foregoing, unless and until the Co-Borrower Termination Conditions are satisfied, Net Asset Sale Proceeds of any Asset Sale by the Co-Borrower or any of the Co-Borrower Subsidiaries provided to be applied to the Obligations under this Section 2.06(b)(i)(B) shall be applied to the Co-Borrower's outstanding Facility A Loans and the Co-Borrower's Facility C Loans (as applicable as set forth above), and not to any other Obligations.

             (C) If the Bridge Loan is converted to a term loan or repaid from the proceeds of the Exchange Notes, then from and after such conversion or repayment the Company shall, and, with respect to Asset Sales by the Co-Borrower or the Co-Borrower Subsidiaries, the Co-Borrower shall, cause all Net Asset Sale Proceeds of any Asset Sale by any Loan Party (except to the extent reinvested as hereinafter provided) to be paid to the Administrative Agent as a mandatory principal payment of the Obligations to be applied to the Facilities in accordance with the provisions of Section 2.06(b)(iii). Within five (5) Business Days following the receipt by any Loan Party of any Net Asset Sale Proceeds of any Asset Sale from and after the conversion of the Bridge Loan to a term loan or the repayment of the Bridge Loan from the proceeds of the Exchange Notes, the Company shall furnish to the Administrative Agent a statement setting forth, and including a calculation of, the amount of the Net Asset Sale Proceeds and the amount thereof (if any) that such Loan Party intends to reinvest, in assets similar to those that were the subject of such Asset Sale, within 180 days following the receipt thereof (the "Reinvestment Period"). Any Net Asset Sale Proceeds that such Loan Party does not intend to reinvest within the Reinvestment Period shall be paid to the Administrative Agent, on the date on which the foregoing statement is due, as a mandatory principal payment of the Obligations to be applied to the Facilities as provided in Section 2.06(b)(iii). Within five (5) Business Days following the end of such Reinvestment Period, the Company shall furnish to the Administrative Agent a statement setting forth the amount, if any, of the Net Asset Sale Proceeds reinvested in similar assets during the Reinvestment Period, which statement shall include a description of the nature and amount of such reinvestment and the date or dates upon which the reinvestment occurred. To the extent that any Net Asset Sale Proceeds are not reinvested within such Reinvestment Period, such Net Asset Sale Proceeds shall be paid to the Administrative Agent, on the date on which the foregoing statement is due, as a mandatory principal payment of the Obligations to be applied to the Facilities as provided in Section 2.06(b)(iii). Each statement provided to be delivered hereunder with respect to the receipt or reinvestment of Net Asset Sale Proceeds of any Asset Sale shall be certified by an Authorized Financial Officer of the Company.

             (D) If the Bridge Loan is paid in full prior to the first anniversary of the Closing Date from the proceeds of unsecured debt or equity Securities (other than the Exchange Notes) issued by the Company, neither the Company nor the Co-Borrower shall thereafter be required to pay or cause to be paid Net Asset Sale Proceeds of any Asset Sale to the Administrative Agent pursuant to the provisions of this
                    Section 2.06(b)(i).

             (ii) Asset Sales Following Covenant Violation. At any time that the Company shall fail to maintain a Leverage Ratio that is less than or equal to 2.25 or shall fail to maintain an Interest Coverage Ratio that is greater than or equal to 2.0 to 1.0, the Company shall, and with respect to Asset Sales by the Co-Borrower or the Co-Borrower Subsidiaries, the Co-Borrower shall, cause all Net Asset Sale Proceeds of any Asset Sale by any Loan Party to be paid to the Administrative Agent as a mandatory principal payment of the Obligations to be applied to the Facilities in accordance with the provisions of Section 2.06(b)(iii).

             (iii) Application of Net Asset Sale Proceeds. All amounts required to be paid to the Administrative Agent from the Net Asset Sale Proceeds of any Asset Sale provided for in Section 2.06(b)(i)(C) or 2.06(b)(ii) shall be paid to the Administrative Agent and applied on a pro rata basis among the Facilities based upon the outstanding principal amounts thereof. Amounts to be applied to a Facility shall be paid to each Lender of such Facility in the amount of its Applicable Pro Rata Share thereof, provided, however, that,
                    (A) to the extent that such Applicable Pro Rata Share exceeds the outstanding principal balance of such Facility held by such Lender, such excess shall be applied pro rata to the other Facilities and (B) any payment that a Facility C Lender elects not to accept pursuant to Section 2.06(g) shall be applied pro rata on a pro rata basis to Facility A and Facility B. Amounts applied to the outstanding principal balance of Facility A shall reduce the Aggregate Facility A Commitment by the amount so applied, and amounts applied to the outstanding principal balance of the Facility B Revolver Loans shall reduce the Aggregate Facility B Commitment by the amount so applied. In the event that, upon application of such payments to the Facilities as herein provided, the amount to be applied to Facility A or Facility B exceeds the outstanding principal balance thereof, the amounts to be applied to such Facility shall be limited to the outstanding principal balance of such Facility, but the Aggregate Facility A Commitment or Aggregate Facility B Commitment (as applicable) shall nevertheless be reduced (in addition to any reduction resulting from repayment of such Facilities as herein provided), on a pro rata basis, by the amount of such excess. Notwithstanding the foregoing, unless and until the Co-Borrower Termination Conditions are satisfied, Net Asset Sale Proceeds of any Asset Sale by the Co-Borrower or any of the Co-Borrower Subsidiaries provided to be applied to the Obligations under this Section 2.06(b)(iii) shall be applied on a pro rata basis among the Co-Borrower's outstanding Facility A Loans and the Co-Borrower's Facility

                    C Loans, and not to any other Obligations; amounts so applied to the outstanding principal balance of the Co-Borrower's Facility A Loans shall reduce the Aggregate Facility A Commitment and the Co-Borrower Facility A Sublimit by the amount so applied.

         (c) Facility C Amortization. The Borrower shall pay to the Administrative Agent for the benefit of the Facility C Lenders, on each Quarterly Payment Date commencing October 1, 2000, as a principal repayment of Facility C, the sum of $1,000,000 (subject to the pro rata reduction of the amount of any such quarterly payment as provided in Section 2.06(e)). The payments provided for in this Section 2.06(c) shall not be applied toward any additional Facility C Loan made by any New Facility C Lender under Section 2.18.

         (d) Payments of Mortgage Banking Subsidiaries Note. The Borrower shall prepay the principal of the Notes in the amount, and promptly upon its receipt, of any principal payment made with respect to the Mortgage Banking Subsidiaries Note from and after the date the Administrative Agent is granted a security interest therein pursuant to Section 8.02; provided, however, that if the Borrower does not designate which of the Facilities is to be reduced by such prepayment, the prepayment shall be applied (as applicable) first to any Facility C Obligations, then to any outstanding Facility B Obligations and then to any outstanding Facility A Obligations.

         (e) Reduction of Quarterly Payments. Any payments or prepayments of the Facility B Term Loans or the Facility C Loans, whether voluntary or otherwise (other than the regularly scheduled quarterly payments) shall reduce, on a pro rata basis, the amount of each quarterly payment thereafter required to be made to any Facility B Term Lender or Facility C Lender that received such payment or prepayment.

         (f) Prepayment Premium. At the time of any payment or prepayment of all or any portion of the Facility C Loans made on or prior to the first anniversary of the Closing Date (other than payments under Section 2.06(c)), the Borrower shall pay to the Administrative Agent, for the account of the Facility C Lenders that receive such payment or prepayment, a prepayment premium in an amount equal to one and one-half percent (1 1/2%) of the principal amount so paid or prepaid.

         (g) Rights of Facility C Lender Not to Accept Certain Payments. Upon receipt from the Administrative Agent of notice that the Borrower intends to make or has made an optional partial prepayment of Facility C or any payment of Facility C required to be made pursuant to Section 2.06(b), any Facility C Lender may elect not to accept such payment of Facility C, in which event the amount of the payment so rejected shall (except as otherwise expressly provided herein) be applied to the outstanding Loans under Facility A and Facility B on a pro rata basis, based upon the amounts thereof (if any) then outstanding.

         (h) Application of Payments to Facility B. Whenever this Agreement provides that any payment is to be applied to Facility B but does not specify that the same shall be applied to the Facility B Revolver Loans or the Facility B Term Loans, such payment shall be allocated among the Facility B Revolver Loans and Facility B Term Loans on a pro rata basis, based upon the amounts thereof (if any) then outstanding.

         (i) Funding Indemnification. The provisions of Section 3.04 shall apply to any payment or prepayment provided for in this Section 2.06 or Section 2.18(d).

         (j) Application of Payments. Unless this Agreement specifically provides for the application of principal payments to specified Obligations, the Borrower may, as long as no Event of Default has occurred that is continuing, direct the Administrative Agent to apply prepayments of the principal amount of the Obligations against any of the Facilities.

         SECTION 2.07. Commitment Fees; Reductions of Commitments.

         (a) Commitment Fees. The Company agrees to pay (i) to the Administrative Agent for the account of each Facility A Lender a Commitment Fee, at a rate per annum equal to the Applicable Commitment Fee Rate for Facility A, on the daily average of such Facility A Lender's Unused Commitment for Facility A from the date hereof to and including the Facility A Termination Date, payable in arrears on each Quarterly Payment Date and on the Facility A Termination Date and (ii) to the Administrative Agent for the account of each Facility B Revolver Lender a Commitment Fee, at a rate per annum equal to the Applicable Commitment Fee Rate for Facility B, on the daily average of such Facility B Revolver Lender's Unused Commitment for Facility B from the date hereof to and including the Facility B Termination Date, payable in arrears on each Quarterly Payment Date and on the Facility B Termination Date. All accrued Commitment Fees with respect to Facility A under this Section 2.07 shall be payable on the effective date of any termination of the obligations of the Facility A Lenders to make Facility A Loans hereunder, and all accrued Commitment Fees with respect to Facility B under this Section 2.07 shall be payable to each Facility B Revolver Lender on the effective date of any termination of its obligations to make Facility B Revolver Loans hereunder. The fees payable under this Section 2.07, once paid, shall not be refundable for any reason.

         (b) Voluntary Reduction of Commitments. The Company may permanently reduce the Aggregate Facility A Commitment in whole, or in part ratably among the Facility A Lenders in the minimum amount of $5,000,000, and, if in excess thereof, in integral multiples of $1,000,000, upon at least three Business Days' written notice to the Administrative Agent, which notice shall specify the amount of any such reduction, provided, however, that (i) the amount of the Aggregate Facility A Commitment may not be reduced below the sum of (A) the aggregate principal amount of the outstanding Facility A Advances (whether to the Company or to the Co-Borrower) and Swing Line Loans and (B) the Facility Letter of Credit Obligations (whether of the Company or of the Co-Borrower), and
(ii) any reduction of the Aggregate Facility A Commitment prior to the satisfaction of the Co-Borrower Termination Conditions shall result in a pro rata reduction of the Co-Borrower Facility A Sublimit, but in such event the Aggregate Facility A Commitment may not be reduced below the amount that would result in a reduction of the sum of the aggregate principal amount of the Co-Borrower's outstanding Facility A Advances and the Co-Borrower's Facility Letter of Credit Obligations below the Co-Borrower Facility A Sublimit. The Company may permanently reduce the Aggregate Facility B Commitment in whole, or in part ratably among the Facility B Lenders in the minimum amount of $5,000,000, and, if in excess thereof, in integral multiples of $1,000,000, upon at least three Business Days' written notice to the Administrative Agent, which notice shall specify the amount of any such reduction, provided, however, that the amount of the Aggregate Facility B Commitment may not be reduced below the aggregate principal amount of the outstanding

Facility B Revolver Advances. The Co-Borrower hereby acknowledges and agrees that any request for reduction of the Aggregate Facility A Commitment by the Company shall constitute a request by the Co-Borrower for the pro rata reduction of the Co-Borrower Facility A Sublimit provided for above.

         (c) Required Reduction of Commitments. To the extent that, as of the Closing Date, the Co-Borrower Termination Conditions have not been satisfied,
(i) there shall be temporarily unavailable under the Aggregate Facility B Commitment and (to the extent herein provided) the Aggregate Facility A Commitment from and after the Closing Date and until the 91st day following the Closing Date, an amount equal to the outstanding principal amount of the Existing U.S. Home Debt Issues not accepted for purchase by the Company pursuant to the Existing U.S. Home Debt Tender Offer, (ii) the amount of any such temporary unavailability provided for in clause (i) shall, from time to time during such 91-day period, be decreased (thereby increasing availability) by the aggregate principal amount of the Existing U.S. Home Debt Issues that is retired after the Closing Date, whether pursuant to the exercise by any holder of the Existing U.S. Home Debt Issues of its change-of-control "put" right by reason of the Merger or otherwise, and (iii) on the 91st day following the Closing Date, the Aggregate Facility B Commitment and (to the extent herein provided) the Aggregate Facility A Commitment shall be permanently reduced by an amount equal to the outstanding principal amount of the Existing U.S. Home Debt Issues not accepted for purchase by the Company, less the principal amount thereof retired as provided in clause (ii) above. Any increase in availability provided for in clause (ii) above shall apply, first, to the Aggregate Facility A Commitment until no portion thereof is any longer unavailable pursuant to the provisions of this Section 2.07(c) and then to the Aggregate Facility B Commitment until no portion thereof is any longer unavailable pursuant to the provisions of this
Section 2.07(c). Notwithstanding the temporary unavailability of the Aggregate Facility A Commitment or Aggregate Facility B Commitment, the amounts thereof that are otherwise temporarily unavailable shall be available for Advances to the Borrower solely to fund the retirement of the principal amount of the Existing U.S. Home Debt Issues after, but not more than 90 days after, the Closing Date. Any temporary unavailability or permanent reduction of Commitments under this Section 2.07(c) shall apply first to the Aggregate Facility B Commitment and then to the Aggregate Facility A Commitment. Any temporary unavailability or permanent reduction of the Aggregate Facility A Commitment under this Section 2.07(c) shall apply on a pro rata basis to the Co-Borrower Facility A Sublimit, and an increase in availability of the Aggregate Facility A Commitment under this Section 2.07(c) shall likewise apply to the Co-Borrower Facility A Sublimit on a pro rata basis. Any temporary unavailability, increase in availability or permanent reduction in the Aggregate Facility A Commitment or Aggregate Facility B Commitment shall apply ratably to the Facility A Commitments and Facility B Commitments (as applicable).

         SECTION 2.08. Method of Borrowing. Not later than noon (Chicago time) on each Borrowing Date with respect to a Facility, each Lender with respect to such Facility shall make available its Loan, in funds immediately available in Chicago to the Administrative Agent at its address specified pursuant to Section
13.01. The Administrative Agent will make the funds so received from the Lenders available to the Borrower by deposit into an account maintained by the Borrower at Bank One.

         SECTION 2.09. Method of Selecting Types and Interest Periods for Advances.

         (a) Borrowing Notices. The Borrower shall select the Type of each Advance and, in the case of each Eurodollar Rate Advance, the Interest Period applicable to each Advance from time to time. The Borrower shall give the Administrative Agent irrevocable notice (a "Borrowing Notice") not later than 10:00 a.m. (Chicago time) on the Borrowing Date for each Floating Rate Advance and prior to 10:00 a.m. (Chicago time) on the date which is two Business Days before the Borrowing Date for each Eurodollar Rate Advance, specifying:

             (i) the Borrowing Date, which shall be a Business Day, of such Advance,

             (ii) the aggregate amount of such Advance,

             (iii) the Type of Advance selected, and

             (iv) in the case of each Eurodollar Rate Advance, the Interest Period applicable thereto.

The Company shall be entitled to obtain, on the Closing Date, only one Facility A Advance, only one Facility B Revolver Advance and (if the Co-Borrower Termination Conditions are satisfied as of the Closing Date) the entire Facility C Advance and, in any single Business Day after the Closing Date, only one Facility A Advance and only one Facility B Revolver Advance, any of which Advances may (subject to the provisions of Section 2.05) be comprised in whole or in part of any Eurodollar Rate Advance. If, and for as long as the Co-Borrower is entitled to request Advances hereunder, the Co-Borrower shall be entitled to obtain on the Closing Date, only one Facility A Advance and the entire Facility C Advance, and, in any single Business Day after the Closing Date, only one Facility A Advance, any of which Advances may (subject to the provisions of Section 2.05) be comprised in whole or in part of any Eurodollar Rate Advance. Eurodollar Rate Advances to the Company and the Co-Borrower shall not be aggregated into a single Eurodollar Rate Advance, notwithstanding that they may have identical Eurodollar Interest Periods. Changes in the rate of interest on that portion of any Advance maintained as a Floating Rate Advance will take effect simultaneously with each change in the Floating Rate. Each Eurodollar Rate Advance shall bear interest from and including the first day of the Interest Period applicable thereto to (but not including) the last day of such Interest Period at the interest rate determined as applicable to such Eurodollar Rate Advance. The Borrower shall select Interest Periods with respect to Eurodollar Rate Advances so that it is not necessary to repay a Eurodollar Rate Advance prior to the last day of the applicable Interest Period in order to make any mandatory payment required to be made pursuant to this Agreement or to repay all Facility A Loans in full on the Facility A Maturity Date, to repay all Facility B Revolver Loans in full on the Facility B Termination Date, to repay all Facility B Term Loans in full on the Facility B Term Maturity Date and to repay all Facility C Loans in full on the Facility C Maturity Date.

         (b) Borrowing Notices Irrevocable. Each Borrowing Notice shall be irrevocable and binding on the Borrower and, in respect of the borrowing specified in the Borrowing Notice, the Borrower shall indemnify each Lender against any loss or expense incurred by that Lender as a result of any failure to fulfill the applicable conditions set forth in Section 5.02 on or before the proposed Borrowing Date specified in the Borrowing Notice, including, without limitation, any loss (including loss of profit) or expense incurred by reason of the liquidation or reemployment of deposits or other funds acquired by any Lender to fund the Loan to be made by that Lender as part of that borrowing when that Loan, as a result of that failure, is not made on that date.

         SECTION 2.10. Method of Selecting Types and Interest Periods for Conversion and Continuation of Advances.

         (a) Right to Convert. The Borrower may elect from time to time, subject to the provisions of Section 2.10(c), to convert all or any part of an Advance of any Type into any other Type or Types of Advances; provided that any conversion of any Eurodollar Rate Advance shall be made on, and only on, the last day of the Interest Period applicable thereto.

         (b) Automatic Conversion and Continuation. Floating Rate Advances shall continue as Floating Rate Advances unless and until such Floating Rate Advances are converted into Eurodollar Rate Advances. Eurodollar Rate Advances of any Type shall continue as Eurodollar Rate Advances of such Type until the end of the then applicable Interest Period therefor, at which time such Eurodollar Rate Advance shall be automatically converted into a Floating Rate Advance unless the Borrower shall have given the Administrative Agent notice in accordance with
Section 2.10(d), requesting that, at the end of such Interest Period, such Eurodollar Rate Advance either continue as a Eurodollar Rate Advance of such Type for the same or another Interest Period or be converted into an Advance of another Type.

         (c) No Conversion in Case of an Event of Default or Unmatured Default. Notwithstanding anything to the contrary contained in Section 2.10(a) or 2.10(b), no Advance may be converted into or continued as a Eurodollar Rate Advance (except with the consent of the Required Lenders) when any Event of Default or Unmatured Default has occurred and is continuing.

         (d) Conversion/Continuation Notice. The Borrower shall give the Administrative Agent irrevocable notice (a "Conversion/Continuation Notice") of each conversion of an Advance or continuation of a Eurodollar Rate Advance not later than 10:00 a.m. (Chicago time) on the day of any conversion into a Floating Rate Advance or prior to 10:00 a.m. (Chicago time) on the date which is two Business Days prior to the date of the requested conversion into or continuation of a Eurodollar Rate Advance, specifying:

             (i) the requested date (which shall be a Business Day) of such conversion or continuation;

             (ii) the amount and Type of the Advance to be converted or continued; and

             (iii) the amount and Type(s) of Advance(s) into which such Advance is to be converted or continued and, in the case of a conversion into or continuation of a Eurodollar Rate Advance, the duration of the Interest Period applicable thereto.

         SECTION 2.11. Minimum Amount of Each Advance. Each Advance shall be in the minimum amount of $5,000,000 (and in multiples of $1,000,000 if in excess thereof) provided, however, that any Floating Rate Advance may be in the amount of the unused Aggregate Facility A Commitment or Aggregate Facility B Commitment (as applicable).

         SECTION 2.12. Rate after Maturity. Any Advance which is not paid at maturity for such Advance, whether by acceleration or otherwise, shall bear interest until paid in full at a rate per annum equal to the Default Rate.

         SECTION 2.13. Method of Payment. All payments of principal, interest, and fees hereunder with respect to each Facility shall be made, without setoff, deduction, or counterclaim, in immediately available funds to the Administrative Agent at the Administrative Agent's address specified pursuant to Article XIII, or at any other Lending Installation of the Administrative Agent specified in writing by the Administrative Agent to the Borrower, by 1:00 p.m. (Chicago time) on the date when due and shall be made ratably by the Administrative Agent among the Lenders of such Facility with respect to their Loans. Each payment delivered to the Administrative Agent for the account of any Lender shall be delivered promptly by the Administrative Agent to such Lender in the same type of funds which the Administrative Agent received at its address specified pursuant to
Article XIII or at any Lending Installation specified in a notice received by the Administrative Agent from such Lender. The Administrative Agent is hereby authorized to charge any account of the Borrower maintained with Bank One for each payment of principal, interest and fees as it becomes due hereunder. The Administrative Agent shall endeavor in good faith to provide telephonic notice to Borrower prior to any such charge, but the Administrative Agent shall not be liable to Borrower or any other Person if Administrative Agent fails to provide any such notice. If and to the extent payment owed to any Lender is not made by the Borrower to the Administrative Agent or that Lender, as the case may be, when due hereunder or under the Note held by that Lender, the Borrower further authorizes such Lender to charge from time to time against any or all of the accounts maintained by the Borrower with the Lender, its subsidiaries, affiliates or branches any amount so due, subject to the provisions of Article XI.

         SECTION 2.14. Notes; Telephonic Notices.

         (a) The Facility A Advances shall be evidenced by the Facility A Note payable to the order of the Administrative Agent and, if applicable, the Facility A Advances made to the Co-Borrower shall be evidenced by the Co-Borrower Facility A Note payable to the order of the Administrative Agent; the Facility B Revolver Loans shall be evidenced by the Facility B Revolver Note payable to the order of the Administrative Agent; the Facility B Term Loans shall be evidenced by the Facility B Term Note payable to the order of the Administrative Agent; and the Facility C Advances shall be evidenced by the Facility C Note payable to the order of the Administrative Agent or, if the Facility C Advance is made to the Co-Borrower hereunder, by the Co-Borrower Facility C Note payable to the Administrative Agent. Notwithstanding the foregoing, any Lender may request, by written notice to the Administrative Agent, that any Loans made or to be made by it hereunder each be evidenced by a Note or Notes payable to such Lender, and, in such event, the Company or, if applicable, the Co-Borrower shall execute and deliver to the Administrative Agent the applicable Note or Notes payable to the order of such Lender in a form approved by the Administrative Agent and consistent with the terms of this Agreement. Upon the execution and delivery of such Note or Notes, the Loans theretofore or thereafter made by such Lender shall be evidenced by the applicable Note or Notes payable to such Lender and shall no longer be evidenced by the applicable Note or Notes payable to the Administrative Agent. Payments under all Notes shall be made to the Administrative Agent

         (b) The Borrower hereby authorizes the Administrative Agent to extend, convert or continue Advances, effect selections of Types of Advances and to transfer funds based on telephonic notices made by any person or persons the Administrative Agent or any Lender in good faith believes to be an Authorized Officer. All actions taken by the Lenders and the Administrative Agent upon such telephonic notices are hereby approved by the Borrower, and the Lenders and the Administrative Agent shall incur no liability as a result of any such actions. The Borrower agrees to deliver promptly to the Administrative Agent a written confirmation, if such confirmation is requested by the Administrative Agent or any Lender, of each telephonic notice signed by an Authorized Officer. If the written confirmation differs in any material respect from the action taken by the Administrative Agent and the Lenders, the records of the Administrative Agent and the Lenders shall govern absent manifest error.

         SECTION 2.15. Interest Payment Dates; Interest and Fee Basis. Interest accrued on each Floating Rate Advance shall be payable on each Monthly Payment Date, commencing with the first such date to occur after the date hereof, on any date on which the Floating Rate Loan is prepaid, whether due to acceleration or otherwise, and on the applicable Facility Termination Date. Interest accrued on that portion of the outstanding principal amount of any Floating Rate Advance converted into a Eurodollar Rate Advance on a day other than a Monthly Payment Date shall be payable on the date of conversion. Interest accrued on each Eurodollar Rate Advance shall be payable on the last day of its applicable Interest Period, on any date on which the Eurodollar Rate Advance is prepaid, whether by acceleration or otherwise, and at maturity. Interest accrued on each Eurodollar Rate Advance having an Interest Period longer than three months shall also be payable on the last day of each three-month interval during such Interest Period. Interest on Floating Rate Loans, Commitment Fees and Facility Letter of Credit Fees shall be calculated for actual days elapsed on the basis of a 365-day year; interest on Eurodollar Rate Loans shall be calculated for actual days elapsed on the basis of a 360-day year. Interest shall be payable for the day an Advance is made but not for the day of any payment on the amount paid if payment is received prior to 1:00 p.m. (Chicago time) at the place of payment. If any payment of principal of or interest on an Advance shall become due on a day which is not a Business Day, such payment shall be made on the next succeeding Business Day and, in the case of a principal payment, such extension of time shall be included in computing interest in connection with such payment.

         SECTION 2.16. Notification of Advances, Interest Rates, Prepayments and Commitment Reductions. Promptly after receipt thereof, the Administrative Agent will notify each Lender of the contents of each notice of reduction of the Aggregate Facility A Commitment or Aggregate Facility B Commitment received by the Administrative Agent and will notify each Lender of a Facility of the contents of each Borrowing Notice, Conversion/Continuation Notice and repayment notice received by the Administrative Agent hereunder with respect to such Facility. The Administrative Agent will notify each Lender of a Facility of the interest rate applicable to each Eurodollar Rate Advance of such Facility promptly upon determination of such interest rate.

         SECTION 2.17. Lending Installations. Each Lender may book its Loans at any Lending Installation selected by such Lender and may change its Lending Installation from time to time. All terms of this Agreement shall apply to any such Lending Installation and the Notes shall be deemed held by each Lender for the benefit of such Lending Installation. Each Lender may, by written or telex notice to the Administrative Agent and the Borrower, designate a Lending Installation through which Loans will be made by it and for whose account Loan payments are to be made.

         SECTION 2.18. Increase in Facility A or Facility C.

         (a) Request for Increase. Provided that the Co-Borrower Termination Conditions have been satisfied and that the Bridge Loan has been paid in full (other than from the proceeds of the Exchange Notes), the Company may, at any time and from time to time, request, by notice to the Administrative Agent, the Administrative Agent's approval of an increase of the Aggregate Facility A Commitment or additional Facility C Loans, or both (in either case, a "Facility Increase") within the limitations hereafter described, which request shall set forth the amount of each such requested Facility Increase. Within twenty (20) days of such request, the Administrative Agent shall advise the Company of its approval or disapproval of such request; failure to so advise the Company shall constitute disapproval. If the Administrative Agent approves any such Facility Increase, then (x) in the case of a Facility Increase for Facility A, the Aggregate Facility A Commitment may be so increased (up to the amount of such approved Facility Increase) either by having additional Persons that are Eligible Assignees and that are approved by the Company and the Administrative Agent become Facility A Lenders and/or by having any one or more of the then existing Facility A Lenders (at each such Facility A Lender's election in its sole discretion) that have been approved by the Company and the Administrative Agent, increase the amount of its Facility A Commitment (any such Person that becomes a Facility A Lender or that increases the amount of its Facility A Commitment being herein referred to as a "New Facility A Lender") and (y) in the case of a Facility Increase for Facility C, additional Facility C Loans may be made (up to the amount of such approved Facility Increase) either by having Persons that are Eligible Assignees and that are approved by the Company and the Administrative Agent become Facility C Lenders and make such additional Facility C Loans and/or having one or more of the Facility C Lenders (at each such Facility C Lender's election in its sole discretion) that have been approved by the Company and the Administrative Agent make such additional Facility C Loans (any such Person that becomes a Facility C Lender or any Facility C Lender that elects to make such additional Facility C Loans being herein referred to as a "New Facility C Lender" and referred to collectively with the New Facility A Lenders as the "New Lenders"), subject to and in accordance with the provisions of this Section 2.18. Any Facility Increase shall be subject to the following limitations and conditions: (i) any increase in the Aggregate Facility A Commitment or in any Facility A Commitment shall not be less than $5,000,000 (and shall be in integral multiples of $1,000,000 if in excess thereof); (ii) any additional Facility C Loans by any New Lender shall not be less than $5,000,000 (and shall be in integral multiples of $1,000,000 if in excess thereof); (iii) the aggregate amount of all Facility Increases pursuant to this
Section 2.18 shall not exceed $100,000,000; (iv) the Company and each New Lender shall have executed and delivered a commitment and acceptance (the "Commitment and Acceptance") substantially in the form of Exhibit O hereto, and the Administrative Agent shall have accepted and executed the same; (v) the Company shall have executed and delivered to the Administrative Agent such Note or Notes as the Administrative Agent shall require to reflect such Facility Increase;
(vi) the Company shall have delivered to the Administrative Agent opinions of counsel (substantially similar to the forms of opinions provided for in Section
5.01 modified to apply to the Facility Increase and each Note and Commitment and Acceptance executed and delivered in connection therewith); (vii) the

Guarantors and the pledgors under the Pledge Agreements shall have consented in writing to the Facility Increases and shall have agreed that their Guaranties and Pledge Agreements continue in full force and effect; and (viii) the Company and each New Lender shall otherwise have executed and delivered such other instruments and documents as the Administrative Agent shall have reasonably requested in connection with such Facility Increase. The form and substance of the documents required under clauses (iv) through (viii) above shall be fully acceptable to the Administrative Agent. The Administrative Agent shall provide written notice to all of the Lenders hereunder of any Facility Increase.

         (b) Loans by New Lenders. (i) Upon the effective date of any increase in the Aggregate Facility A Commitment pursuant to the provisions hereof, which effective date shall be mutually agreed upon by the Company, each New Facility A Lender and the Administrative Agent, each New Facility A Lender shall make a payment to the Administrative Agent in an amount sufficient, upon the application of such payments by all New Facility A Lenders to the reduction of the outstanding Facility A Advances held by the Facility A Lenders, to cause the principal amount outstanding under the Facility A Loans made by each Facility A Lender (including any New Facility A Lender) to be in the amount of its Facility A Pro Rata Share (upon the effective date of such increase) of all outstanding Facility A Loans. The Company hereby irrevocably authorizes each New Facility A Lender to fund to the Administrative Agent the payment required to be made pursuant to the immediately preceding sentence for application to the reduction of the outstanding Facility A Loans held by the other Facility A Lenders, and each such payment shall constitute a Facility A Loan hereunder. If, as a result of the repayment of the Facility A Advances provided for in this Section 2.18(b)(i), any payment of a Eurodollar Rate Advance occurs on a day which is not the last day of the applicable Interest Period, the Company will pay to the Administrative Agent for the benefit of any of the Facility A Lenders holding a Eurodollar Rate Loan any loss or cost incurred by such Facility A Lender resulting therefrom in accordance with Section 3.04. Upon the effective date of such increase in the Aggregate Facility A Commitment, all Facility A Loans outstanding hereunder (including any Facility A Loans made by the New Lenders on such date) shall be Floating Rate Loans, subject to the Company's right to convert the same to Eurodollar Rate Loans on or after such date in accordance with the provisions of Section 2.10.

             (ii) On the date on which such additional Facility C Loans are to be made by such New Facility C Lenders, which date shall be mutually agreed upon by the Company, each New Facility C Lender and the Administrative Agent, each New Facility C Lender shall make its additional Facility C Loans subject to and in accordance with the provisions of this Agreement relating to the making of Advances after the Closing Date, and all Facility C Loans (including such new Facility C Loans made on such date) shall be (or shall be converted to) Floating Rate Loans, subject to the Company's right to convert the same to Eurodollar Rate Loans on or after such date in accordance with the provisions of Section
2.10. If as a result of the conversion of Facility C Loans to Floating Rate Loans on the date of the making of such additional Facility C Loans, any payment of a Eurodollar Rate Advance occurs on a day which is not the last day of the applicable Interest Period, the Company will pay to the Administrative Agent for the benefit of any of the Facility C Lenders holding a Eurodollar Rate Loan any loss or cost incurred by such Facility C Lender resulting therefrom in accordance with Section 3.04.

         (c) New Facility A Lenders' Participation in Facility Letters of Credit. Upon the effective date of any increase in the Aggregate Facility A Commitment and the making of the Facility A Loans by the New Facility A Lenders in accordance with the provisions of Section 2.18(b), each New Facility A Lender shall also be deemed to have irrevocably and unconditionally purchased and received, without recourse or warranty, from the Facility A Lenders party to this Agreement immediately prior to the effective date of such increase, an undivided interest and participation in any Facility Letter of Credit (whether issued for the account of the Company or of the Co-Borrower) then outstanding, ratably, such that each Facility A Lender (including each New Facility A Lender) holds a participation interest in each such Facility Letter of Credit in proportion to the ratio that such Facility A Lender's Facility A Commitment (upon the effective date of such increase in the Aggregate Facility A Commitment) bears to the Aggregate Facility A Commitment as so increased.

         (d) Amortization Payments with Respect to Facility C Increase. Commencing on the first Quarterly Payment Date following the advance of any additional Facility C Loan by any New Facility C Lender as provided in Section 2.18(b)(ii) above and on each Quarterly Payment Date thereafter, the Company shall pay to the Administrative Agent, for the benefit of such New Facility C Lender, as a principal repayment of such additional Facility C Loan, a sum equal to one quarter of one percent (1/4%) of the original principal amount of such additional Facility C Loan (subject to the pro rata reduction of the amount of any such quarterly payment as provided in Section 2.06(e)).

         (e) No Obligation to Increase Commitment. Nothing contained herein shall constitute, or otherwise be deemed to be, a commitment or agreement on the part of the Company or the Administrative Agent to give or grant any Lender the right to increase its Commitment hereunder or to make additional Facility C Loans at any time or a commitment or agreement on the part of any Lender to increase its Commitment hereunder at any time or to make any additional Facility C Loans, and no Commitment of a Lender shall be increased without its prior written approval.

         SECTION 2.19. Extension of Facility B Termination Date.

         (a) Extension Request. The Company may request an extension of the Facility B Termination Date by submitting a request for an extension to the Administrative Agent (an "Extension Request") not more than 90 nor less than 60 days prior to the Facility B Termination Date. The new Facility B Termination Date shall be no more than 364 days after the Facility B Termination Date in effect at the time the Extension Request is received, including the Facility B Termination Date as one of the days in the calculation of the days elapsed. Promptly following receipt of an Extension Request, the Administrative Agent shall notify each Facility B Revolver Lender of the contents thereof, shall request each Facility B Revolver Lender to approve the Extension Request, and shall specify the date (which must be at least 30 days after the Extension Request is delivered to the Facility B Revolver Lenders) as of which the Facility B Revolver Lenders must respond to the Extension Request (the "Reply Date"). Each Facility B Revolver Lender approving the Extension Request shall deliver its written consent no later than the Reply Date. If the consent of all of the Facility B Revolver Lenders is received by the Administrative Agent on or prior to the Reply Date, the Facility B Termination Date specified in the Extension Request shall (subject to the provisions of Section 2.20(b)) become effective on the existing

Facility B Termination Date and the Administrative Agent shall promptly notify the Company and each Lender of the new Facility B Termination Date. If Facility B Revolver Lenders whose Facility B Revolver Pro Rata Shares equal or exceed 66-2/3% in the aggregate, but less than 100%, of all Facility B Revolver Pro Rata Shares consent to such extension on or before the Reply Date, the Company may, by notice given to the Administrative Agent within ten days of the Administrative Agent's notification to the Company of the failure of such Facility B Revolver Lenders to consent to such extension, elect to take one of the following actions with respect to all Facility B Revolver Lenders (each a "Non-Consenting Facility B Lender") that do not consent to such extension: (i) to convert any outstanding Facility B Revolver Loans of the Non-Consenting Facility B Lenders to Facility B Term Loans as provided in Section 2.19(b), (ii) to terminate the Facility B Commitment of the Non-Consenting Facility B Lenders as provided in Section 2.19(c) or (iii) to replace the Non-Consenting Facility B Lenders in accordance with Section 2.19(d) and, to the extent that the Facility B Commitments of the Non-Consenting Facility B Lenders are not entirely replaced, to terminate the Facility B Commitment of such Non-Consenting Facility B Lenders. Any such election made by the Company pursuant to clause (i), (ii), or (iii) of the preceding sentence shall be made with respect to all Non-Consenting Facility B Lenders pursuant to such clause. Provided the Company gives the Administrative Agent timely notice of such election and, in the case of an election under clause (ii) or clause (iii), pays or causes to be paid to each of the Non-Consenting Facility B Lenders, on or before the Facility B Termination Date, an amount equal to all Facility B Obligations (other than those outstanding under any Facility B Term Notes) of such Non-Consenting Facility B Lender, then (A) the Facility B Termination Date shall be extended with respect to the Facility B Revolver Lenders that consented thereto (subject to the provisions of Section 2.20(b)) and (B) the Aggregate Facility B Commitments shall be reduced by the amount of the Non-Consenting Facility B Lenders' Facility B Commitments (except such as are replaced in accordance with Section 2.19(d)). Notwithstanding the foregoing, if the consent to such extension of the Facility B Termination Date is not given by Facility B Revolver Lenders whose Facility B Revolver Pro Rata Shares equal or exceed 66-2/3% of all Facility B Revolver Pro Rata Shares or such consent is given but the Company shall fail to give timely notice of an election under clauses (i), (ii) or (iii) above or, having given such notice, shall fail to pay or cause to be paid to the Non-Consenting Facility B Lenders, on or before the Facility Termination Date, the amounts required to be paid hereunder, then the Facility B Termination Date shall not be extended, and, on the Facility B Termination Date, all outstanding Facility B Revolver Loans shall convert to Facility B Term Loans and all Facility B Commitments shall terminate. The Company may not request more than four (4) extensions of the Facility B Termination Date pursuant to this Section.

         (b) Conversion of Non-Consenting Facility B Lenders' Facility B Revolver Loans. If Facility B Revolver Lenders whose Facility B Revolver Pro Rata Shares equal or exceed 66-2/3% in the aggregate, but less than 100%, of all Facility B Pro Rata Shares consent to an Extension Request and the Company gives the Administrative Agent timely notice of the Company's election to convert, pursuant to clause (i) of Section 2.19(a), the outstanding Facility B Revolver Loans of all Non-Consenting Facility B Lenders to Facility B Term Loans, the Administrative Agent shall so notify all Facility B Revolver Lenders, and, on such Facility B Termination Date, the outstanding Facility B Revolver Loans of all Non-Consenting Facility B Lenders shall convert to Facility B Term Loans, and the Facility B Commitments of all Non-Consenting Facility B Lenders shall terminate.

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

         (c) Termination of Non-Consenting Facility B Lenders' Facility B Commitments. If Facility B Revolver Lenders whose Facility B Revolver Pro Rata Shares equal or exceed 66-2/3% in the aggregate, but less than 100%, of all Facility B Pro Rata Shares consent to an Extension Request and the Company gives the Administrative Agent timely notice of the Company's election to terminate, pursuant to clause (ii) of Section 2.19(a), the Facility B Commitments of all Non-Consenting Facility B Lenders, the Administrative Agent shall so notify all Facility B Revolver Lenders, and on or before such Facility B Termination Date the Company shall pay in full the Facility B Obligations (other than those outstanding under any Facility B Term Notes) of all Non-Consenting Facility B Lenders, and the Facility B Commitments of all Non-Consenting Facility B Lenders shall terminate on such Facility B Termination Date.

         (d) Replacement of Non-Consenting Facility B Lenders. If Facility B Revolver Lenders whose Facility B Revolver Pro Rata Shares equal or exceed 66-2/3% in the aggregate, but less than 100%, of all Facility B Pro Rata Shares consent to an Extension Request and the Company gives the Administrative Agent timely notice of the Company's election to replace, pursuant to clause (iii) of
Section 2.19(a), the Facility B Commitments of all Non-Consenting Facility B Lenders, the Administrative Agent shall so notify all Facility B Revolver Lenders, and on or before such Facility B Termination Date the Company shall replace such Non-Consenting Facility B Lenders in accordance with Section 2.27 or, to the extent that it does not replace such Non-Consenting Facility B Lenders, shall pay in full the Facility B Obligations (other than those outstanding under any Facility B Term Notes) of all Non-Consenting Facility B Lenders. To the extent the Non-Consenting Facility B Lenders are not replaced, their Facility B Commitments shall terminate on such Facility B Termination Date. In no event shall any Lender have any obligation to issue a new or increased Commitment to replace all or any part of a Non-Consenting Facility B Lender's Facility B Commitment

         (e) Facility B Term Loans. Upon the conversion of any Facility B Revolver Loans to Facility B Term Loans as provided in Section 2.19(a) or 2.19(b), such Facility B Term Loans shall be governed by the provisions of
Section 2.20(c).

         (f) Aggregate Facility B Commitment. The Aggregate Facility B Commitment shall be reduced by the amount of any Facility B Commitments that are terminated pursuant to this Section 2.19.

         (g) Term-Out Obligation. The provisions of this Section 2.19 are subject to the provisions of Section 2.20(b).

         SECTION 2.20. Facility B Term-Out.

         (a) Term-Out Option. Without limitation of the Company's obligations under Section 2.20(b), the Company shall have the option to convert the Facility B Revolver Loans outstanding on the Facility B Termination Date (as extended pursuant to Section 2.19) to Facility B Term Loans which shall mature and become due and payable in full on the Facility B Term Maturity Date. In order to request such conversion, the Company shall give written notice (the "Term-Out Notice") to the Administrative Agent not less than 30 or more than 90 days prior to the Facility B Termination Date, which notice shall specify the principal amount of the Facility B

Revolver Loans (the "Conversion Amount") which the Company desires to convert to Facility B Term Loans, provided, however, that the aggregate amount of the Facility B Revolver Loans that may be converted to Facility B Term Loans shall not be less than $1,000,000. Promptly following its receipt of the Term-Out Notice, the Administrative Agent shall send a copy of the Term-Out Notice to each of the Facility B Revolver Lenders. If the Company has given the Term-Out Notice as provided herein, the lesser of (i) the Conversion Amount or (ii) the Facility B Revolver Loans outstanding on the Facility B Termination Date shall automatically convert to Facility B Term Loans, with each Facility B Revolver Lender being deemed to have made its Facility B Revolver Pro Rata Share of such Facility B Term Loans, and the Administrative Agent shall promptly notify each Facility B Revolver Lender of the principal amount thereof.

         (b) Term-Out Obligation. Notwithstanding the provisions of Section 2.19, if the Facility B Termination Date is extended pursuant to Section 2.19 with respect to all or, to the extent permitted under Section 2.19, less than all of the Facility B Revolver Lenders but on the Facility B Termination Date (as determined prior to such extension), the Facilities have a rating from S&P of BB- or less or from Moody's of Ba3 or less, the outstanding principal balance of the Facility B Revolver Loans (including any Facility B Revolver Loans purchased by Replacement Lenders pursuant to Section 2.27) shall automatically convert to Facility B Term Loans on such Facility B Termination Date and the Aggregate Facility B Commitment shall be reduced by the amount of such Facility B Term Loans.

         (c) Facility B Term Loans. The principal amount of each Facility B Term Loan shall be repayable in full in equal quarterly installments on each Quarterly Payment Date (subject to reduction of such installments as provided in Section 2.06(e)), commencing with the first such date following the Facility B Termination Date on which the Facility B Revolver Loan is converted to a Facility B Term Loan (whether pursuant to Section 2.19 or this Section 2.20), with the final installment due and payable on the Facility B Term Maturity Date, unless such Facility B Term Loan shall sooner become due and payable pursuant to
Section 9.02 or as otherwise provided in this Agreement. Facility B Term Loans shall be either Eurodollar Rate Loans or Floating Rate Loans, with interest accruing and being paid in the same manner as Facility B Revolver Loans, and with the Facility B Term Loans to be designated as, continued as, or converted into Eurodollar Rate Loans in the same manner as Facility B Revolver Loans could be designated as, continued as, or converted into Eurodollar Rate Loans or Floating Rate Loans as provided in Section 2.10. In the event of any conversion of Facility B Revolver Loans to Facility B Term Loans, the Facility B Term Note payable to and held by the Administrative Agent shall thereafter evidence such Facility B Term Loans, except that any Facility B Term Note payable to and held by any Facility B Term Lender shall thereafter evidence the Facility B Term Loans held by such Facility B Term Lender hereunder.

         SECTION 2.21. Facility Letters of Credit.

         (a) Obligation to Issue. Subject to the terms and conditions of this Agreement and in reliance upon the representations and warranties of the Company and the Co-Borrower herein set forth, each Issuer hereby agrees to issue upon the request of and for the account of the Company or, to the extent provided for in Section 2.21(i), the Co-Borrower, through such of the Issuer's Lending Installations or Affiliates as the Issuer and the Borrower may jointly agree, one or more Facility Letters of Credit in accordance with this Section 2.21 from time to time during the period commencing on the Closing Date and ending on the fourteenth day prior to the Facility A Termination Date.

         (b) Conditions for Issuance. In addition to being subject to the satisfaction of the conditions contained in Section 5.02, the obligation of an Issuer to issue any Facility Letter of Credit is subject to the satisfaction in full of the following conditions:

             (i) the aggregate maximum amount then available for drawing under Facility Letters of Credit issued by such Issuer, after giving effect to the Facility Letter of Credit requested hereunder, shall not exceed any limit imposed by law or regulation upon such Issuer;

             (ii) after giving effect to the requested issuance of any Facility Letter of Credit, (A) the Facility Letter of Credit Obligations (whether of the Company or the Co-Borrower) do not exceed the lesser of
         (1) the Aggregate Letter of Credit Commitment, or (2) an amount equal to the Aggregate Facility A Commitment minus the sum of the outstanding Facility A Advances and all outstanding Swing Line Loans, (B) unless and until the Co-Borrower Termination Conditions are satisfied, the Facility Letter of Credit Obligations of the Company do not exceed the Company Net L/C Commitment and (C) unless and until the Co-Borrower Termination Conditions are satisfied, the Facility Letter of Credit Obligations of the Co-Borrower do not exceed the lesser of (1) the Co-Borrower Facility A Sublimit or (2) an amount equal to the Co-Borrower Facility A Sublimit minus the sum of the outstanding Facility A Advances to the Co-Borrower;

             (iii) the Facility Letter of Credit shall be a standby Letter of Credit and not a trade Letter of Credit, shall only provide for drawings by sight draft and shall be issued in U.S. Dollars;

             (iv) the requested Facility Letter of Credit has an expiration date not later than the earlier of (A) fourteen days prior to the Facility A Termination Date and (B) one year after its Issuance Date; provided, however, that the requested Facility Letter of Credit may provide for automatic renewal periodically beyond the first anniversary of its Issuance Date but not beyond the date provided for in clause (A) above;

             (v) the Borrower shall have delivered to such Issuer at such times and in such manner as such Issuer may reasonably prescribe such documents and materials as may be required pursuant to the terms of the proposed Facility Letter of Credit, and the proposed Facility Letter of Credit shall be satisfactory to such Issuer as to form and content; and

             (vi) as of the Issuance Date, no order, judgment or decree of any court, arbitrator or governmental authority shall purport by its terms to enjoin or restrain such Issuer from issuing the Facility Letter of Credit and no law, rule or regulation applicable to such Issuer and no request or directive (whether or not having the force of law) from any governmental authority with jurisdiction over the Issuer shall prohibit or request that such Issuer refrain from the issuance of Letters of Credit generally or the issuance of that Facility Letter of Credit (and in any such case, such Issuer shall promptly notify the Administrative Agent and the Borrower of such fact).

         (c) Procedure for Issuance.

             (i) The Borrower shall give an Issuer and the Administrative Agent at least three Business Days' prior written notice of any requested issuance of a Facility Letter of Credit under this Agreement (a "Letter of Credit Request"). The Letter of Credit Request shall be in a form acceptable to the Administrative Agent, the Issuer and the Borrower and shall specify:

             (A)  the stated amount of the Facility Letter of Credit requested;

             (B) the effective date (which day shall be a Business Day) of issuance of such requested Facility Letter of Credit (the "Issuance Date");

             (C) the date on which such requested Facility Letter of Credit is to expire (which date shall comply with the provisions of Section 2.21(b)(iv));

             (D) the name of the Issuer chosen by the Borrower to issue the requested Facility Letter of Credit;

             (E) the purpose for which such Facility Letter of Credit is to be issued; and

             (F) the Person for whose benefit the requested Facility Letter of Credit is to be issued.

         At the time the Letter of Credit Request is made, the Borrower shall also provide the Administrative Agent and the Issuer with a copy of the form (if specified by the beneficiary) of the Facility Letter of Credit it is requesting be issued. Such Letter of Credit Request, to be effective, must be received by such Issuer and the Administrative Agent not later than 2:00 p.m. (Chicago time) on the last Business Day on which a Letter of Credit Request can be given under this Section 2.21(c)(i).

             (ii) Subject to the terms and conditions of Section 2.21(b) and provided that the applicable conditions set forth in Sections 5.01 and
         5.02 hereof have been satisfied, such Issuer shall, on the Issuance Date, issue a Facility Letter of Credit on behalf of the Borrower in accordance with the Issuer's usual and customary business practices unless the Issuer has actually received (A) written notice from the Borrower specifically revoking the Letter of Credit Request with respect to such Facility Letter of Credit, (B) written notice from a Facility A Lender, which complies with the provisions of Section 2.21(e)(i) or (C) written or telephonic notice from the Administrative Agent stating that the issuance of such Facility Letter of Credit would violate Section 2.21(b).

             (iii) Each Issuer shall give the Administrative Agent and the Borrower written notice or telex notice, or telephonic notice confirmed promptly thereafter in writing, of the issuance of a Facility Letter of Credit (the "Issuance Notice"), together with (for the Borrower and the Administrative Agent) a copy of such Facility Letter of Credit. Notices and copies of Facility Letters of Credit required to be furnished to the Administrative Agent under this Section 2.21(c)(iii) shall also be delivered to Bank One, NA, Global Trade Financing Unit, 300 South Riverside, Mail Suite IL1-0236, Chicago, IL 60670

         (Attention: Catherine Deal). Upon receipt of the Issuance Notice, the Administrative Agent shall notify each Facility A Lender of the issuance of such Facility Letter of Credit, which notice shall identify the Issuance Date, the Issuer, the amount and the expiration date of such Facility Letter of Credit.

             (iv) An Issuer shall not extend or amend any Facility Letter of Credit or allow a Facility Letter of Credit to be automatically extended unless the requirements of this Section 2.21(c) are met as though a new Facility Letter of Credit was being requested and issued.

         (d) Payment of Reimbursement Obligations; Duties of Issuers

             (i) Each Issuer shall promptly notify the Borrower and the Administrative Agent (which shall promptly notify the Facility A Lenders) of any draw under a Facility Letter of Credit and the Borrower shall reimburse such Issuer in accordance with Section 2.21(d)(iii). Any Reimbursement Obligation with respect to any Facility Letter of Credit shall bear interest from the date on which the Issuer honors a drawing under such Facility Letter of Credit until payment in full is received by such Issuer at (A) the Floating Rate until the second succeeding Business Day after such date and (B) the Default Rate thereafter.

             (ii) Any action taken or omitted to be taken by an Issuer under or in connection with any Facility Letter of Credit, if taken or omitted in the absence of bad faith, willful misconduct or gross negligence as determined in a final judgment by a court of competent jurisdiction, shall not (A) put that Issuer under any resulting liability to any Lender or (B) assuming that such Issuer has complied with the procedures specified in Section 2.21(c), all conditions to the issuance of a Facility Letter of Credit have been satisfied and any such Lender has not given a notice contemplated by Section 2.21(e)(i) that continues in full force and effect, relieve any such Lender of its obligations hereunder to that Issuer. In determining whether to pay under any Facility Letter of Credit, an Issuer shall have no obligation relative to the Lenders or to the Borrower other than to confirm that any documents required to be delivered under such Facility Letter of Credit have been delivered in compliance and that they comply on their face (including that any draw request has been purportedly executed by an authorized signatory, if and to the extent such a requirement is specified in the related Facility Letter of Credit), with the requirements of such Facility Letter of Credit.

             (iii) The Borrower agrees to pay to each Issuer the amount of all Reimbursement Obligations, interest and other amounts payable to such Issuer under or in connection with any Facility Letter of Credit immediately when due (and in any event shall reimburse an Issuer for drawings under a Facility Letter of Credit issued by it no later than two (2) Business Days after payment by that Issuer), irrespective of any claim, set-off, defense or other right which the Borrower or any Subsidiary may have at any time against any Issuer or any other Person, under all circumstances, including without limitation, any of the following circumstances:

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

             (A) any lack of validity or enforceability of this Agreement or any of the other Loan Documents;

             (B) the existence of any claim, set-off, defense or other right which the Borrower or any Subsidiary may have at any time against a beneficiary named in a Facility Letter of Credit or, if such Facility Letter of Credit is transferable, any transferee of any Facility Letter of Credit (or any Person for whom any such transferee may be acting), the Administrative Agent, the Issuer, any Lender, or any other Person, whether in connection with this Agreement, any Facility Letter of Credit, the transactions contemplated herein or any unrelated transactions (including any underlying transactions between the Borrower or any Subsidiary and the beneficiary named in any Facility Letter of Credit);

             (C) any draft, certificate or any other document presented under the Facility Letter of Credit proving to be forged, fraudulent or invalid in any respect or any statement therein being untrue or inaccurate in any respect (except to the extent any such invalidity or insufficiency is found in a final judgment of a court of competent jurisdiction to have resulted from the gross negligence or willful misconduct of such Issuer).

             (D) the surrender or impairment of any guaranty or security for the performance or observance of any of the terms of any of the Loan Documents; or

             (E)  the occurrence of any Event of Default or Unmatured Default.

             (iv) As among the Borrower, the Issuers, the Administrative Agent and the Lenders, the Borrower assumes all risks of the acts and omissions of, or misuse of the Facility Letters of Credit by, the respective beneficiaries of the Facility Letters of Credit (except such as are found in a final judgment by a court of competent jurisdiction to have resulted from the gross negligence or willful misconduct of an Issuer). In furtherance and not in limitation of the foregoing, the Issuers, the Administrative Agent and the Lenders shall not be responsible (absent gross negligence or willful misconduct in connection therewith, as determined by the final judgment of a court of competent jurisdiction) for (A) the forms, validity, sufficiency, accuracy, genuineness or legal effect of any document submitted by any party in connection with the application for and issuance of any Facility Letter of Credit, even if it should in fact prove to be in any or all respects invalid, insufficient, inaccurate, fraudulent or forged; (B) the validity or sufficiency of any instrument transferring or assigning or purporting thereof, in whole or in part, which may prove to be invalid or ineffective for any reason; (C) failure of the beneficiary of a Facility Letter of Credit to comply fully with underlying conditions required in order to draw upon such Facility Letter of Credit, so long a such beneficiary has presented the omissions, interruptions or delays in transmission or delivery of any messages, by mail, cable, telegraph, telex or otherwise; (E) errors in interpretation of technical terms; (F)
             misapplication by the beneficiary of a Facility Letter of Credit of the proceeds of any drawing under such Facility Letter of Credit; or (G) any consequences arising from causes beyond the control of any Issuer, the Administrative Agent or any Facility A Lender.

         (e) Participation.

             (i) Upon the Closing Date, each of the Facility A Lenders shall be deemed to have irrevocably and unconditionally purchased and received from the Issuer, without recourse or warranty, an undivided interest and participation equal to its Facility A Pro Rata Share of the Existing Letters of Credit (including, without limitation, all rights and obligations of the Issuer with respect thereto) and any security therefor or guaranty pertaining thereto. Immediately upon issuance by an Issuer of any Facility Letter of Credit in accordance with the procedures set forth in Section 2.21(c) each Facility A Lender shall be deemed to have irrevocably and unconditionally purchased and received from the Issuer, without recourse or warranty, an undivided interest and participation equal to its Facility A Pro Rata Share of such Facility Letter of Credit (including, without limitation, all rights and obligations of the Issuer with respect thereto) and any security therefor or guaranty pertaining thereto, provided, that a Letter of Credit issued by any Issuer shall not be deemed to be a Facility Letter of Credit for purposes of this Agreement if the Administrative Agent and such Issuer shall have received written notice from any Facility A Lender on or before the Business Day prior to the date of its issuance of such Letter of Credit that one or more of the conditions contained in Sections 5.01 and 5.02 is not then satisfied, and in the event an Issuer receives such notice, it shall have no further obligation to issue any Facility Letter of Credit until such notice is withdrawn by that Facility A Lender or the Issuer receives a notice from the Administrative Agent that such condition has been effectively waived in accordance with the provisions of this Agreement.

             (ii) In the event that any Issuer makes any payment under any Facility Letter of Credit and the Borrower shall not have repaid such amount to such Issuer pursuant to Section 2.21(d), such Issuer shall promptly notify the Administrative Agent, which shall promptly notify each Facility A Lender, of such failure, and each Facility A Lender shall promptly and unconditionally pay to the Administrative Agent for the account of such Issuer the amount of such Facility A Lender's Facility A Pro Rata Share of the unreimbursed amount of any such payment. The failure of any Facility A Lender to make available to the Administrative Agent its Facility A Pro Rata Share of the unreimbursed amount of any such payment shall not relieve any other Facility A Lender of its obligation hereunder to make available to the Administrative Agent its Facility A Pro Rata Share of the unreimbursed amount of any payment on the date such payment is to be made, but no Facility A Lender shall be responsible for the failure of any other Facility A Lender to make available to the Administrative Agent its Facility A Pro Rata Share of the unreimbursed amount of any payment on the date such payment is to be made.

             (iii) Whenever an Issuer receives a payment on account of a Reimbursement Obligation, including any interest thereon, it shall promptly pay to the Administrative

         Agent and the Administrative Agent shall promptly pay to each Facility A Lender which has funded its participating interest therein, in immediately available funds, an amount equal to its Facility A Pro Rata Share thereof.

             (iv) Upon the request of the Administrative Agent or any Facility A Lender, an Issuer shall furnish to such Administrative Agent or Facility A Lender copies of any Facility Letter of Credit to which that Issuer is party and such other documentation as may reasonably be requested by the Administrative Agent or Facility A Lender.

             (v) The obligations of a Facility A Lender to make payments to the Administrative Agent for the account of an Issuer with respect to a Facility Letter of Credit shall be absolute, unconditional and irrevocable, not subject to any counterclaim, set-off, qualification or exception whatsoever and shall be made in accordance with the terms and conditions of this Agreement under any circumstances.

             (vi) In the event any payment by the Borrower received by an Issuer with respect to a Facility Letter of Credit and distributed by the Administrative Agent to the Facility A Lenders on account of their participations is thereafter set aside, avoided or recovered from that Issuer in connection with any such distribution, such Facility A Lender shall, upon demand by that Issuer, contribute such Facility A Lender's Facility A Pro Rata Share of the amount set aside, avoided or recovered together with interest at the rate required to be paid by that Issuer upon the amount required to be repaid by it.

         (f) Compensation for Facility Letters of Credit.

             (i) The Company shall pay to the Administrative Agent, for the account of the Facility A Lenders, a fee (the "Facility Letter of Credit Fee") with respect to each Facility Letter of Credit for the period from the Issuance Date thereof (or, in the case of the Existing Letters of Credit, the Closing Date) to and including the final expiration date thereof, in a per annum amount equal to the product, calculated on a daily basis for each day during such period, of (A) the undrawn amount of such Facility Letter of Credit for such day multiplied by (B) the Facility Letter of Credit Fee Rate for such day, less 0.125% per annum. The Facility Letter of Credit Fees shall be due and payable in arrears on each Quarterly Payment Date and, to the extent any such fees are then due and unpaid, on the Facility A Termination Date. The Administrative Agent shall promptly remit such Facility Letter of Credit Fees, when paid to the Facility A Lenders (including the Issuer) in accordance with their Facility A Pro Rata Shares thereof. The Facility Letter of Credit Fees, once paid, shall not be refundable for any reason.

             (ii) The Company shall also pay to each Issuer, solely for its own account, as an issuing fee, with respect to each Facility Letter of Credit issued by such Issuer for the period from the Issuance Date thereof (or, in the case of the Existing Letters of Credit, the Closing
         Date) to and including the final expiration date thereof, in an amount equal to (A) the product, calculated on a daily basis for each day during such period, of (x) the undrawn amount of such Facility Letter of Credit for such day multiplied by (y) 0.125% per annum, plus (B) in the case of any Facility Letter of Credit in a stated amount of less than $10,000.00, an additional fee in an amount to be agreed upon by the Company and the Issuer. The foregoing fees payable to the Issuer shall also be due and payable in arrears on each Quarterly Payment Date and, to the extent any such fees are then due and unpaid, on the Facility A Termination Date. Each Issuer shall be entitled to receive its reasonable out-of-pocket costs of issuing and servicing Facility Letters of Credit.

         (g) Issuer Reporting Requirements. Each Issuer shall, no later than the tenth day following the last day of each month, provide to the Administrative Agent a schedule of the Facility Letters of Credit issued by it, in form and substance reasonably satisfactory to the Administrative Agent, showing the Issuance Date, account party, original face amount (if any) paid thereunder, expiration date and the reference number of each Facility Letter of Credit outstanding at any time during such month and the aggregate amount (if any) payable by the Borrower to such Issuer during the month pursuant to Section
3.02. Copies of such reports shall be provided promptly to each Facility A Lender and the Company by the Administrative Agent.

         (h) Letter of Credit Collateral Account. From and after the occurrence and during the continuance of an Event of Default, the Borrower hereby agrees that it will, until the Facility A Termination Date, maintain a special collateral account (the "Letter of Credit Collateral Account") at the Administrative Agent's office at the address specified pursuant to Article XIII, in the name of the Borrower but under the sole dominion and control of the Administrative Agent, for the benefit of the Facility A Lenders, as security for repayment of the Facility A Obligations, a security interest in and to the Letter of Credit Collateral Account and any funds that may hereafter be on deposit in such account pursuant to Section 9.03.

         (i) Co-Borrower. Unless and until the Co-Borrower Termination Conditions are satisfied, the Co-Borrower shall, subject to the terms and conditions of this Section 2.21 and Section 2.26, have the right to request the issuance of Facility Letters of Credit and, with respect to the Existing Letters of Credit that are identified in Schedule II as for the account of the Co-Borrower and such other Facility Letters of Credit issued on or after the Closing Date at its request, shall have all of the obligations of the Borrower hereunder. The Existing Letters of Credit that are identified in Schedule II as for the account of the Co-Borrower shall apply against the Co-Borrower L/C Sublimit. Upon the satisfaction of the Co-Borrower Termination Conditions, all Facility Letters of Credit shall thereafter be issued for the account of the Company but obligations with respect to Facility Letters of Credit theretofore issued for the account of the Co-Borrower shall continue to be Facility Letter of Credit Obligations of the Co-Borrower and shall continue to be guaranteed by the Company pursuant to the Lennar Guaranty.

         SECTION 2.22. Non-Receipt of Funds by the Administrative Agent. Unless the Borrower or a Lender, as the case may be, notifies the Administrative Agent prior to the date on which it is scheduled to make payment to the Administrative Agent of (a) in the case of a Lender, the proceeds of a Loan or (b) in the case of the Borrower, a payment of principal, interest or fees to the Administrative Agent for the account of any one or more of the Lenders, that it does not intend to make such payment, the Administrative Agent may assume that such payment has been made. The Administrative Agent may, but shall not be obligated to, make the amount of such payment available to the intended recipient in reliance upon such assumption. If such Lender or the Borrower, as the case may be, has not in fact made such payment to the Administrative Agent, the recipient of such payment shall, on demand by the Administrative Agent, repay to the Administrative Agent the amount so made available together with interest thereon in respect of each day during the period commencing on the date such amount was so made available by the Administrative Agent until the date the Administrative Agent recovers such amount at a rate per annum equal to (i) in the case of payment by a Lender, the Federal Funds Effective Rate for such day or (ii) in the case of payment by the Borrower, the interest rate applicable to the relevant Loan.

         SECTION 2.23. Withholding Tax Exemption. At least five Business Days prior to the first date on which interest or fees are payable hereunder for the account of any Lender, each Lender that is not incorporated under the laws of the United States of America, or a state thereof, agrees that it will deliver to each of the Borrower and the Administrative Agent two duly completed copies of United States Internal Revenue Service Form 1001 or 4224, certifying in either case that such Lender is entitled to receive payments under this Agreement and the applicable Notes, without deduction or withholding of any United States federal income taxes. Each Lender which so delivers a Form 1001 or 4224 further undertakes to deliver to each of the Borrower and the Administrative Agent two additional copies of such form (or a successor form) on or before the date that such form expires (currently, three successive calendar years for Form 1001 and one calendar year for Form 4224) or becomes obsolete or after the occurrence of any event requiring a change in the most recent forms so delivered by it, and such amendments thereto or extensions or renewals thereof as may be reasonably requested by the Borrower or the Administrative Agent, in each case certifying that such Lender is entitled to receive payments under this Agreement and the applicable Notes, without deduction or withholding of any United States federal income taxes, unless an event (including without limitation any change in treaty, law or regulation) has occurred prior to the date on which any such delivery would otherwise be required which renders all such forms inapplicable or which would prevent such Lender from duly completing and delivering any such form with respect to it and such Lender advises the Borrower and the Administrative Agent that it is not capable of receiving payments without any deduction or withholding of United States federal income tax.

         SECTION 2.24. Unconditional Obligation to Make Payment. To the fullest extent permitted by law, the Borrower shall make all payments hereunder, under the Notes and under all of the other Loan Documents regardless of any defense or counterclaim, including any defense or counterclaim based on any law, rule or policy which is now or hereafter promulgated by any governmental authority or regulatory body and which may adversely affect the Borrower's obligations to make, or the right of the holder of any Note to receive, those payments.

         SECTION 2.25. Compensating Balances. Bank One shall have the right (but no obligation) to enter into a separate agreement with the Borrower which provides for the reduction of the interest rate payable to Bank One hereunder in the event that the Borrower maintains collected balances in non-interest bearing accounts at Bank One, but in no event shall such agreement affect the amounts payable under this Agreement to any other Lender. Similarly, each other Lender shall have the right (but no obligation) to enter into a separate agreement with the Borrower which provides for the rebate to Borrower of a portion of the interest paid to such Lender under this Agreement in the event that the Borrower maintains collected balances in non-interest bearing accounts at such Lender, but in no event shall any such agreement affect the amounts payable under this Agreement to such Lender.

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

         SECTION 2.26. Co-Borrower.

         (a) Rights and Obligations of Co-Borrower. If the Co-Borrower Termination Conditions are not satisfied as of the Closing Date, then, unless and until the Co-Borrower Termination Conditions are satisfied, the Co-Borrower
(i) shall be, and shall have the rights and obligations of, a Borrower hereunder with respect to Facility A (excluding the Swing Line Loans but including the Facility Letters of Credit), and (ii) shall be the sole Borrower, and shall have the rights and obligations of the Borrower hereunder, with respect to Facility C; provided that, in addition to the limitations set forth in Section 2.01(a),
(A) in no event may the aggregate principal amount of all outstanding Facility A Advances to the Co-Borrower exceed the Co-Borrower Facility A Sublimit; (B) in no event may the sum of the aggregate principal amount of all outstanding Facility A Advances to the Co-Borrower and the Facility Letter of Credit Obligations of the Co-Borrower exceed the Co-Borrower Facility A Sublimit; and
(C) the Facility Letter of Credit Obligations of the Co-Borrower shall be subject to the applicable limitations set forth in Section 2.21(b). In no event shall the Co-Borrower have any of the rights or obligations of the Borrower under Facility B. Unless and until the Co-Borrower shall deliver a Guaranty hereunder, the Co-Borrower shall have no obligations with respect to any Advances to the Company or any Facility Letters of Credit issued for the account of the Company. The Obligations of the Co-Borrower hereunder shall be fully guaranteed by the Company pursuant to the Lennar Guaranty, which Lennar Guaranty shall be secured (along with all other Secured Obligations) by the Pledge Agreements. The Merger Loan (but not any other Obligations of the Co-Borrower) shall be fully guaranteed by the Co-Borrower Guarantors pursuant to the Co-Borrower Guaranties and secured by the Co-Borrower Pledge Agreements.

         (b) Satisfaction of Co-Borrower Termination Conditions. Unless the Co-Borrower Termination Conditions are satisfied as of the Closing Date, then within ten (10) days following the satisfaction of the applicable conditions set forth in clause (a) of the definition of "Co-Borrower Termination Conditions," the Company and the Co-Borrower shall cause to be executed and delivered to the Administrative Agent the following:

             (i) A Facility C Note executed by the Company payable to the order of the Administrative Agent and, if requested by any Facility C Lender in accordance with this Agreement, a Facility C Note executed by the Company payable to the order of such Facility C Lender.

             (ii) A written assumption agreement, in form and substance acceptable to the Administrative Agent, executed by the Company under which the Company shall assume all of the Obligations of the Co-Borrower under this Agreement.

             (iii) A Guaranty from the Co-Borrower and each Co-Borrower Subsidiary.

             (iv) A Supplemental Guaranty, in the form provided for in the Guaranty, executed by the Co-Borrower and each of the Co-Borrower Subsidiaries pursuant to which they guaranty the Secured Obligations.

             (v) Pledge Agreements (or amendments to previously executed Pledge Agreements in form satisfactory to the Administrative Agent) pledging as Collateral for all of the Secured Obligations the Capital Stock or other equity interests in the Co-Borrower Subsidiaries, together with such stock certificates and other documents provided to be delivered pursuant to the Pledge Agreements.

             (vi) Opinions of counsel with respect to the Company, the Co-Borrower and the Co-Borrower Subsidiaries and the execution and delivery by them of the Loan Documents provided for herein, which opinions shall conform to the provisions of Section 5.01(d) and shall be satisfactory to the Administrative Agent.

             (vii) The supporting documents with respect to the Company, the Co-Borrower and each Co-Borrower Subsidiary provided for in Section 5.01(e) (including without limitation the resolutions provided for in clause (vi) thereof).

             (viii) Such other documents as the Administrative Agent or Syndication Agent or their counsel may reasonably request.

Upon the Administrative Agent's receipt and approval of the foregoing, the Company shall promptly request a Facility A Advance in the amount of all outstanding Facility A Advances to the Co-Borrower. Upon the making of such Advances, and without any further action on the part of the Lenders, the Co-Borrower Termination Conditions shall be satisfied, the Co-Borrower shall have no further rights or obligations as Borrower hereunder (except as provided in Section 2.21(i)) and all Obligations of the Co-Borrower hereunder shall be the Obligations of the Company.

         SECTION 2.27. Replacement of Certain Lenders. In the event a Lender (the "Affected Lender") is a Non-Consenting Facility B Lender under Section 2.19(a) or a non-consenting Lender under Section 13.06(b), the Company may, upon written notice to such Affected Lender and to the Administrative Agent, require such Affected Lender to assign, and such Affected Lender shall assign, within five Business Days after the date of such notice, to one or more assignees selected by the Company and that are Eligible Assignees and otherwise comply with the provisions of Section 12.03 (each, a "Replacement Lender"), all of such Affected Lender's rights and obligations under this Agreement and the other Loan Documents (including without limitation its Commitments and all Loans owing to it) in accordance with Section 12.03; provided, however, that, in the case of a Non-Consenting Facility B Lender, such assignment shall, at the election of the Company, be limited to an assignment of its Facility B Commitment and Facility B Revolver Loans. With respect to any such assignment, the Affected Lender shall concurrently with such assignment receive payment in full of all amounts due and owing to it hereunder or under any of the other Loan Documents with respect to the Loans and Commitments so assigned, including without limitation the aggregate outstanding principal amount of such Loans owed to such Affected Lender, together with accrued interest thereon through the date of such assignment, amounts payable to such Affected Lender under Article III with respect to such Loans and all fees payable to such Affected Lender hereunder with respect to such Loans and Commitments so assigned. Any assignment to a Replacement Lender pursuant to the provisions of this Section 2.27 shall be in accordance with the provisions of Section 12.03 hereof. In no event shall any Lender have any obligation to issue a new or increased Commitment to replace all or any part of any Commitment of any Non-Consenting Facility B Lender or any non-consenting Lender under Section 13.06(b).

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

                                  ARTICLE III

                             CHANGE IN CIRCUMSTANCES

         SECTION 3.01. Yield-Protection. If the adoption, on or after the Agreement Date, of any law or any governmental or quasi-governmental rule, regulation, policy, guideline or directive (whether or not having the force of law), or any change, on or after the Agreement Date, in interpretation thereof, or the compliance of any Lender (which term, for purposes of this Article III, shall be deemed to include each Issuer in such capacity) therewith,

             (i) subjects any Lender or any applicable Lending Installation to any tax, duty, charge or withholding on or from payments due from the Borrower (excluding federal taxation of the overall net income of any Lender or applicable Lending Installation), or changes the basis of taxation of payments to any Lender in respect of its Loans or other amounts due it hereunder, or

             (ii) imposes or increases or deems applicable any reserve, assessment, insurance charge, special deposit or similar requirement against assets of, deposits with or for the account of, or credit extended by, any Lender or any applicable Lending Installation (other than reserves and assessments taken into account in determining the interest rate applicable to Eurodollar Rate Advances), or

             (iii) imposes any other condition the result of which is to increase the cost to any Lender or any applicable Lending Installation of making, funding or maintaining loans (or letters of credit or participations therein) or reduces any amount receivable by any Lender or any applicable Lending Installation in connection with loans (or letters of credit or participations therein), or requires any Lender or any applicable Lending Installation to make any payment calculated by reference to the amount of loans (or letters of credit or participations therein) held or interest received by it, by an amount deemed material by such Lender, then, within 15 days of demand by such Lender, the Borrower shall pay such Lender that portion of such increased expense incurred or reduction in an amount received which such Lender determines is attributable to making, funding and maintaining its Loans, its applicable Commitment, the Facility Letters of Credit or any participations therein.

         SECTION 3.02. Changes in Capital Adequacy Regulation. If a Lender reasonably determines the amount of capital required or expected to be maintained by such Lender, any Lending Installation of such Lender or any corporation controlling such Lender is increased as a result of a Change, and such increase will have the effect of reducing the rate of return on such Lender's capital as a consequence of such Lender's obligations hereunder to a level below that which such Lender or such corporation, as the case may be, could have achieved but for such Change (taking into account such Lender's or such corporation's policies, as the case may be, with respect to capital adequacy and any payments made to such Lender pursuant to Section 3.01 which relate to capital adequacy and assuming that such Lender's capital was fully utilized prior to such Change), then within 15 days of demand by such Lender, the Borrower shall pay to the

Administrative Agent, for the account of such Lender, such additional amount or amounts as will compensate such Lender for such reduction. If any Lender becomes entitled to claim any additional amounts pursuant to this Section 3.02 it shall promptly notify the Borrower through the Administrative Agent of the event by reason of which it has become so entitled, but in any event within 90 days, after such Lender obtains actual knowledge thereof; provided that if such Lender fails to give such notice within the 90-day period after it obtains actual knowledge of such an event, such Lender shall, with respect to such compensation in respect of any costs resulting from such event, only be entitled to payment for costs incurred from and after the date 90 days prior to the date that such Lender does give such notice. A certificate setting forth in reasonable detail the computation of any additional amount payable pursuant to this Section 3.02, submitted by such Lender to the Borrower through the Administrative Agent, shall be delivered to the Borrower promptly after the initial incurrence of such additional amounts. "Change" means (i) any change after the Agreement Date in the Risk-Based Capital Guidelines or (ii) any adoption of or change in any other law, governmental or quasi-governmental rule, regulation, policy, guideline, interpretation, or directive (whether or not having the force of law) after the date of this Agreement which affects the amount of capital required or expected to be maintained by any Lender or any Lending Installation or any corporation controlling any Lender or any Lending Institution. "Risk-Based Capital Guidelines" means (i) the risk-based capital guidelines in effect in the United States on the date of this Agreement, including transition rules, and (ii) the corresponding capital regulations promulgated by regulatory authorities outside the United States implementing the July 1988 report of the Basle Committee on Banking Regulation and Supervisory Practices entitled "International Convergence of Capital Measurements and Capital Standards," including transition rules, and any amendments to such regulations adopted prior to the date of this Agreement.

         SECTION 3.03. Availability of Types of Advances. If any Lender determines that maintenance of its Eurodollar Rate Loans at a suitable Lending Installation would violate any applicable law, rule, regulation, or directive, whether or not having the force of law, or if the Administrative Agent determines that (i) deposits of a type and maturity appropriate to match fund Eurodollar Rate Advances are not available or (ii) the interest rate applicable to a Type of Advance does not accurately reflect the cost of making or maintaining such Advance, then the Administrative Agent shall suspend the availability of the affected Type of Advance and require any Eurodollar Rate Advances of the affected Type of Advance to be repaid or to be converted (in accordance with the terms of this Agreement) to any Type of Advance which is not affected and is then available under this Agreement.

         SECTION 3.04. Funding Indemnification. If any payment of a Eurodollar Rate Advance occurs on a date which is not the last day of the applicable Interest Period, whether because of acceleration, prepayment or otherwise, or a Eurodollar Rate Advance is not made on the date specified by the Borrower for any reason other than default by the Lenders, the Borrower will indemnify each Lender for any loss or cost incurred by it resulting therefrom, including, without limitation, any loss or cost in liquidating or employing deposits acquired to fund or maintain the Eurodollar Rate Advance.

         SECTION 3.05. Lender Statements Survival of Indemnity. To the extent reasonably possible, each Lender shall designate an alternate Lending Installation with respect to its Eurodollar Rate Loans to reduce any liability of the Borrower to such Lender under Sections

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3.01 and 3.02 or to avoid the unavailability of a Type of Advance under Section
3.03, so long as such designation is not disadvantageous to such Lender. Each Lender shall deliver a written statement of such Lender as to the amount due, if any, under Sections 3.01, 3.02 or 3.04. Such written statement shall set forth in reasonable detail the calculations upon which such Lender determined such amount and shall be final, conclusive and binding on the Borrower in the absence of manifest error. Determination of amounts payable under such Sections in connection with a Eurodollar Rate Loan shall be calculated as though each Lender funded its Eurodollar Rate Loan through the purchase of a deposit of the type and maturity corresponding to the deposit used as a reference in determining the Eurodollar Rate applicable to such Loan, whether in fact that is the case or not. Unless otherwise provided herein, the amount specified in the written statement shall be payable on demand after receipt by the Borrower of the written statement. The obligations of the Borrower under Sections 3.01, 3.02 and
3.04 shall survive payment of the Obligations and termination of this Agreement.

                                   ARTICLE IV

                         REPRESENTATIONS AND WARRANTIES

         The Company represents and warrants and, with respect to itself and its Subsidiaries, the Co-Borrower represents and warrants, to each of the Lenders that:

         SECTION 4.01. Organization, Powers, etc. Each of the Loan Parties (a) is a corporation, limited partnership or limited liability company (as applicable) duly organized or formed, validly existing and in good standing under laws of its state of incorporation or formation, (b) has the power and authority to own or hold under lease the properties it purports to own or hold under lease and to carry on its business as now conducted, (c) is duly qualified or licensed to transact business in every jurisdiction in which such qualification or licensing is necessary to enable it to enforce all of its material contracts and other material rights and to avoid any material penalty or forfeiture.

         SECTION 4.02. Authorization and Validity of this Agreement, etc. Each of the Loan Parties has the power and authority to execute and deliver this Agreement, the Notes, the Guaranties and the other Loan Documents to which it is a party and to perform all its obligations hereunder and thereunder. The execution and delivery by the Company and (if applicable) the Co-Borrower of this Agreement and the Notes and by each of the Loan Parties of the Guaranties, the Lennar Guaranty (if applicable) and the other Loan Documents to which it is a party and its performance of its obligations hereunder and thereunder and any and all actions taken by the Loan Parties (a) have been duly authorized by all requisite corporate action or other applicable limited partnership or limited liability company action, (b) will not violate or be in conflict with (i) any provisions of law (including, without limitation, any applicable usury or similar law), (ii) any order, rule, regulation, writ, judgment, injunction, decree or award of any court or other agency of government, or (iii) any provision of its certificate of incorporation or by-laws, certificate of limited partnership or limited partnership agreement, or articles or certificate of formation or operating agreement (as applicable), (c) will not violate, be in conflict with, result in a breach of or constitute (with or without the giving of notice or the passage of time or both) a default under any material indenture, agreement or other instrument to which such Loan Party is a party or by which it or any of its properties or assets is or may be bound (including without

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limitation any indentures pursuant to which any debt Securities of the Company or the Existing U.S. Home Debt Issues were issued), and (d) except as otherwise contemplated by this Agreement, will not result in the creation or imposition of any lien, charge or encumbrance upon, or any security interest in, any of its properties or assets. Each of this Agreement, the Notes, the Guaranties and the other applicable Loan Documents has been duly executed and delivered by the applicable Loan Parties. The Loan Documents constitute legal, valid and binding obligations of the applicable Loan Parties enforceable against the applicable Loan Parties in accordance with their terms, except as enforceability may be limited by bankruptcy, insolvency or similar laws affecting the enforcement of creditors' rights generally.

         SECTION 4.03. Financial Statements.

         (a) Borrower Financial Statements. The Company heretofore has provided to the Lenders (i) the consolidated balance sheet of the Company and its Subsidiaries (excluding U.S. Home and its Subsidiaries) as of November 30, 1999, and the related consolidated statements of earnings, stockholders' equity and cash flows for the 12-month period ended on that date, audited and reported upon by Deloitte & Touche, independent certified public accountants (the "Company Audited Financial Statements"), and (ii) the consolidated balance sheet of the Company as of February 29, 2000, and the consolidated statements of earnings and cash flows of the Company and its Subsidiaries (excluding U.S. Home and its Subsidiaries) for the three-month period ended on that date, unaudited but certified to be true and accurate (subject to normal year-end audit adjustments) by the President and an Authorized Financial Officer of the Company (the "Company Unaudited Financial Statements"). Those financial statements and reports (subject, in the case of the Company Unaudited Financial Statements, to normal year-end audit adjustments), and the related notes and schedules (if any), (a) were prepared in accordance with GAAP consistently applied throughout the period covered thereby, (b) present fairly the consolidated financial condition of the Company and its Subsidiaries (excluding U.S. Home and its Subsidiaries) as of the date thereof, (c) show all material liabilities, direct or contingent, of the Company and its Subsidiaries (excluding U.S. Home and its Subsidiaries) as of that date (including, without limitation, liabilities for taxes and material commitments), and (d) present fairly the consolidated shareholders' equity, results of operations and cash flows of the Company and its Subsidiaries (excluding U.S. Home and its Subsidiaries) at the date and for the period covered thereby.

         (b) U.S. Home Financial Statements. The Company heretofore has provided to the Lenders (i) the consolidated balance sheet of U.S. Home and its Subsidiaries as of December 31, 1999, and the related consolidated statements of earnings, stockholders' equity and cash flows for the year then ended, audited and reported upon by Arthur Andersen & Company, independent certified public accountants (the "U.S. Home Audited Financial Statements"), and (ii) the consolidated balance sheet of U.S. Home and its Subsidiaries as of March 31, 2000, and the consolidated statement of earnings and cash flows of U.S. Home and its Subsidiaries for the three-month period ended on that date, unaudited but certified to be true and accurate (subject to normal year-end audit adjustments) by the President and the Chief Financial Officer of U.S. Home (the "U.S. Home Unaudited Financial Statements"). Those financial statements and reports (subject, in the case of the U.S. Home Unaudited Financial Statements, to normal year-end audit adjustments), and the related notes and schedules (if any), (a) were prepared in accordance with GAAP consistently applied throughout the period covered thereby, (b) present

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

fairly the consolidated financial condition of U.S. Home and its Subsidiaries as of the date thereof, (c) show all material liabilities, direct or contingent, of U.S. Home and its Subsidiaries as of that date (including, without limitation, liabilities for taxes and material commitments), and (d) present fairly the consolidated stockholders' equity, results of operations and cash flows of U.S. Home and its Subsidiaries at the date and for the period covered thereby.

         (c) Pro Forma Financial Statements. The Company heretofore has provided to the Lenders the following pro forma financial statements (collectively, the "Pro Forma Financial Statements"), which are included in the Registration Statement on Form S-4 of the Company containing the Prospectus/Proxy Statement sent to the shareholders of the Company and U.S. Home in connection with the
Merger: (i) the pro forma consolidated balance sheets of the Company and its Subsidiaries and U.S. Home and its Subsidiaries as of November 30 and December 31, 1999, and the related pro forma consolidated statements of earnings for the fiscal years then ended, and (ii) the pro forma consolidated balance sheets of the Company and its Subsidiaries and U.S. Home and its Subsidiaries as of February 29, 2000 and March 31, 2000, respectively, and the pro forma consolidated statements of earnings of the Company and its Subsidiaries and U.S. Home and its Subsidiaries for the three-month period ended on those dates. The Pro Forma Financial Statements have been prepared, in all material respects in accordance with the applicable requirements of the rules and regulations promulgated under the Securities Exchange Act of 1934, as amended, and the pro forma adjustments have been properly applied on the bases described therein and the assumptions used in the preparation of the Pro Forma Financial Information are reasonable and appropriate to give effect to the transactions or circumstances referred to therein.

         SECTION 4.04. No Material Adverse Effect. Since the dates of the Company Audited Financial Statements and U.S. Home Audited Financial Statements, no Event has occurred which has had or could reasonably be expected to have a Material Adverse Effect. There are no material unrealized or expected losses in connection with loans, advances and other commitments of the Loan Parties.

         SECTION 4.05. Title to Properties. Schedule III hereto contains a complete and accurate list of all Real Estate owned by the Loan Parties (identifying the Loan Party that is the owner thereof), except those properties
(i) acquired or disposed of after November 30, 1999 (or December 31, 1999 in the case of Real Estate owned by U.S. Home or any of its Subsidiaries) or (ii) the loss or forfeiture of which individually or in the aggregate would not have a Material Adverse Effect. Each of the Loan Parties has good and marketable fee title, or title insurable by a reputable and nationally recognized title insurance company, to the Real Estate owned by it listed in Schedule III hereto, and to all the other assets owned by it and either reflected on the balance sheet and related notes and schedules most recently delivered by the Company to the Lenders (the "Recent Balance Sheet") or acquired by it after the date of that balance sheet and prior to the date hereof, except (x) for those properties and assets which have been disposed of since the date of the Recent Balance Sheet or which no longer are used or useful in the conduct of its business and
(y) that good and marketable fee title, or title insurable by a reputable and nationally recognized title insurance company, to certain of the properties located in Arizona listed in Schedule III is held by the Persons and in the manner described in Schedule III hereto. All such Real Estate and other assets owned by the Loan Parties including the properties referred to in clause (y) above, are free and clear of all Mortgages, Liens, charges and other

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

encumbrances (other than Permitted Liens), except (i) in the case of Real Estate, as reflected on title insurance policies insuring the interest of the applicable Loan Party in the Real Estate or in title insurance binders issued with respect to the Real Estate (some of which title insurance binders have expired but were valid at the time of acquisition of the relevant Real Estate), and (ii) as reflected in the Recent Balance Sheet, and none of those Mortgages, Liens, charges or other encumbrances, individually or in the aggregate, prevents or has a Material Adverse Effect upon the use by the Loan Parties of any of their respective properties or assets as currently conducted or as planned for the future.

         SECTION 4.06. Litigation. There is no action, suit, proceeding, arbitration, inquiry or investigation (whether or not purportedly on behalf of the Company or any of its Subsidiaries) pending or, to the best knowledge of the Company or the Co-Borrower, threatened against or affecting the Company or any of the Subsidiaries which could reasonably be expected to have a Material Adverse Effect. Neither the Company nor any of its Subsidiaries is in default with respect to any final judgment, writ, injunction, decree, rule or regulation of any court or federal, state, municipal or other governmental department, commission, board, bureau, agency or instrumentality, domestic or foreign, which default would or could have a Material Adverse Effect. Neither the Company nor any of the other Loan Parties has any material contingent obligations not provided for or disclosed in the pro forma consolidated balance sheet as of November 30 and December 31, 1999 that are included in the Pro Forma Financial Statements or in any financial statements delivered hereafter in accordance with this Agreement.

         SECTION 4.07. Payment of Taxes. There have been filed all federal, state and local tax returns with respect to the operations of the Loan Parties which are required to be filed, except where extensions of time to make those filings have been granted by the appropriate taxing authorities and the extensions have not expired. The Loan Parties have paid or caused to be paid to the appropriate taxing authorities all taxes as shown on those returns and on any assessment received by any of them, to the extent that those taxes have become due, except for taxes the failure to pay which do not violate the provisions of Section 6.03 hereof. The Internal Revenue Service has completed an examination of the Company's federal income tax returns for the years ended 1980 through 1995, and the Company has paid all additional taxes, assessments, interest and penalties with respect to such years. The Internal Revenue Service has completed an examination of U.S. Home's federal income tax returns for the year ended 1995, and U.S. Home has paid all additional taxes, assessments, interest and penalties with respect to such years.

         SECTION 4.08. Agreements. Neither the Company nor any Subsidiary is a party to any agreement or instrument or is subject to any charter or other restriction that could reasonably be expected to have a Material Adverse Effect on it. Neither the Company nor any Subsidiary is in material default in the performance, observance or fulfillment of any of the obligations, covenants or conditions contained in any material agreement or instrument to which it is a party, including, without limitation, the Merger Documents, and consummation of the transactions contemplated hereby and in the other Loan Documents will not cause any Loan Party to be in material default thereof.

         SECTION 4.09. Foreign Direct Investment Regulations. Neither the making of the Advances nor the repayment thereof nor any other transaction contemplated hereby will involve or constitute a violation by any Loan Party of any provision of the Foreign Direct Investment

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

Regulations of the United States Department of Commerce or of any license, ruling, order, or direction of the Secretary of Commerce thereunder.

         SECTION 4.10. Federal Reserve Regulations.

         (a) Regulations U and X. Neither the Company nor any other Loan Party is engaged principally, or as one of its important activities, in the business of extending credit for the purpose of purchasing or carrying any margin stock (within the meaning of Regulation U or Regulation X of the Board of Governors of the Federal Reserve System of the United States). Margin stock (as defined in Regulation U) constitutes less than 25% of those assets of the Company and its Subsidiaries which are subject to any limitation on sale, pledge, or other restriction hereunder.

         (b) Use of Proceeds. No part of the proceeds of any of the Advances will be used to purchase or carry any such margin stock or to extend credit to others for the purpose of purchasing or carrying any such margin stock. If requested by the Lenders, the Company shall furnish to the Lenders a statement in conformity with the requirements of Federal Reserve Form U-1 referred to in Regulation U of said Board of Governors. No part of the proceeds of the Advances will be used for any purpose that violates, or which is inconsistent with, the provisions of Regulation X of said Board of Governors.

         SECTION 4.11. Consents, etc. Except as set forth on Schedule V hereto, no order, license, consent, approval, authorization of, or registration, declaration, recording or filing (except for the filing of a Current Report on Form 8-K, and a Quarterly Report on Form 10-Q, in each case with the Securities and Exchange Commission) with, or validation of, or exemption by, any governmental or public authority (whether federal, state or local, domestic or foreign) or any subdivision thereof is required in connection with, or as a condition precedent to, the due and valid execution, delivery and performance by any Loan Party of this Agreement, the Notes, the Guaranties or the other Loan Documents, or the legality, validity, binding effect or enforceability of any of the respective terms, provisions or conditions thereof. To the extent that any franchises, licenses, certificates, authorizations, approvals or consents from any federal, state or local (domestic or foreign) government, commission, bureau or agency are required for the acquisition, ownership, operation or maintenance by any Loan Party of properties now owned, operated or maintained by any of them, those franchises, licenses, certificates, authorizations, approvals and consents have been validly granted, are in full force and effect and constitute valid and sufficient authorization therefor.

         SECTION 4.12. Compliance with Applicable Laws. The Company and its Subsidiaries are in compliance with and conform to all statutes, laws, ordinances, rules, regulations, orders, restrictions and all other legal requirements of all domestic or foreign governments or any instrumentality thereof having jurisdiction over the conduct of their respective businesses or the ownership of their respective properties, the violation of which would have a Material Adverse Effect on it, including, without limitation, regulations of the Board of Governors of the Federal Reserve System, the Federal Interstate Land Sales Full Disclosure Act, the Florida Land Sales Act or any comparable statute in any other applicable jurisdiction. Neither the Company nor any Subsidiary has received any notice to the effect that its operations are not in material compliance with any of the requirements of applicable

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

Environmental Laws or any applicable federal, state and local health and safety statutes and regulations or the subject of any federal or state investigation evaluating whether any remedial action is needed to respond to a release of any Hazardous Substances into the environment, which non-compliance or remedial action could reasonably be expected to have a Material Adverse Effect.

         SECTION 4.13. Relationship of the Loan Parties. The Loan Parties are engaged as an integrated group in the business of owning, developing and selling Real Estate and of providing the required services, credit and other facilities for those integrated operations. The Loan Parties require financing on such a basis that funds can be made available from time to time to such entities, to the extent required for the continued successful operation of their integrated operations. The Advances to be made to the Company and, if applicable, the Co-Borrower under this Agreement are for the purpose of financing the Merger and the integrated operations of the Loan Parties, and the Loan Parties expect to derive benefit, directly or indirectly, from the Advances, both individually and as a member of the integrated group, since the financial success of the operations of the Loan Parties is dependent upon the continued successful performance of the integrated group as a whole.

         SECTION 4.14. Subsidiaries; Joint Ventures. Schedule VI hereto contains a complete and accurate list of (a) all Subsidiaries of the Company, including, with respect to each Subsidiary, (i) its state of incorporation, (ii) all jurisdictions (if any) in which it is qualified as a foreign corporation, (iii) the number of shares of its Capital Stock outstanding, and (iv) the number and percentage of those shares owned by the Company and/or by any other Subsidiary, and (b) each Joint Venture, including, with respect to each such Joint Venture,
(i) its jurisdiction of organization, (ii) all other jurisdictions in which it is qualified as a foreign entity and (c) all Persons other than the Company that are parties thereto. All the outstanding shares of Capital Stock of each Subsidiary of the Company are validly issued, fully paid and nonassessable, except as otherwise provided by state wage claim laws of general applicability. All of the outstanding shares of Capital Stock of each Subsidiary owned by the Company or another Subsidiary as specified in Schedule VI are owned free and clear of all Liens, security interests, equity or other beneficial interests, charges and encumbrances of any kind whatsoever, except for Permitted Liens. Neither the Company nor any other Loan Party owns of record or beneficially any shares of the Capital Stock or other equity interests of any Person that is not a Guarantor, except (w) the Mortgage Banking Subsidiaries, (x) until the Co-Borrower Termination Conditions are satisfied, the Co-Borrower and Co-Borrower Subsidiaries, (y) Joint Ventures in which such Loan Party is permitted to invest pursuant to this Agreement and (z) the Subsidiaries listed in Schedule VII hereto. Pursuant to the Pledge Agreements, the Company and its Subsidiaries have pledged to the collateral trustee referred to in Section 8.03(a), and such collateral trustee has a perfected first priority security interest in, all of the Capital Stock or other equity interests in each Significant Subsidiary (except, unless and until the Co-Borrower Termination Conditions are satisfied, any Co-Borrower Subsidiary that is a Significant Subsidiary).

         SECTION 4.15. ERISA. Neither the Company nor any other Loan Party is executing or delivering any of the Loan Documents or entering into any of the transactions contemplated hereby, directly or indirectly, in connection with any arrangement or understanding in any respect involving any "employee benefit plan" with respect to which the Company or any other Loan Party is a "party in interest" within the meaning of the Employee Retirement Income

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

Security Act of 1974, or a "disqualified person", within the meaning of the Internal Revenue Code 1986, as amended. No Unfunded Liabilities exist with respect to any Single Employer Plans. Each Plan complies in all material respects with all applicable requirements of law and regulations, no Reportable Event has occurred with respect to any Plan, neither the Company nor any other Loan Party nor any other members of the Controlled Group has withdrawn from any Plan or initiated steps to do so, and no steps have been taken to reorganize or terminate any Plan.

         SECTION 4.16. Investment Company Act. Neither the Company nor any Subsidiary of the Company is an "investment company" or a company "controlled" by an "investment company" within the meaning of the Investment Company Act of 1940, as amended.

         SECTION 4.17. Public Utility Holding Company Act. Neither the Company nor any Subsidiary of the Company is a "holding company" or a "subsidiary company" of a "holding company", or an "affiliate" of a "holding company" or of a "subsidiary company" of a "holding company", within the meaning of the Public Utility Holding Company Act of 1935, as amended.

         SECTION 4.18. Subordinated Debt. The Obligations constitute senior indebtedness which is entitled to the benefits of the subordination provisions of all outstanding Subordinated Debt, which outstanding Subordinated Debt as of the Closing Date is identified in Schedule VIII.

         SECTION 4.19. Post-Retirement Benefits. The present value of the expected cost of post-retirement medical and insurance benefits payable by the Company and its Subsidiaries to its employees and former employees, as estimated by the Company in accordance with procedures and assumptions deemed reasonable by the Administrative Agent, does not exceed $5,000,000.

         SECTION 4.20. Insurance. The certificate signed by an Authorized Financial Officer of the Company, that attests to the existence and adequacy of, and summarizes, the property, casualty, and liability insurance programs carried by the Loan Parties and that has been furnished by the Company to the Administrative Agent and the Lenders, is complete and accurate. This summary includes the insurer's or insurers' name(s), policy number(s), expiration date(s), amount(s) of coverage, type(s) of coverage, exclusion(s), and deductibles. This summary also includes similar information, and describes any reserves, relating to any self-insurance program that is in effect.

         SECTION 4.21. Environmental Representations. To the best of the Company's and the Co-Borrower's knowledge and belief, no Hazardous Substances in material violation of any Environmental Laws are present upon any of the Real Estate owned by the Company or any Subsidiary or any Real Estate which is encumbered by any Mortgage held by the Company or any Subsidiary, and neither the Company nor any Subsidiary has received any notice to the effect that any of the Real Estate owned by the Company or any Subsidiary or any of their respective operations are not in compliance with any of the requirements of applicable Environmental Laws or are the subject of any federal or state investigation evaluating whether any remedial action is needed to respond to a release of any Hazardous Substance into the environment which non-compliance or remedial action could be reasonably expected to have a Material Adverse Effect.

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

         SECTION 4.22. Merger. The Company has furnished to the Administrative Agent true and complete copies of all executed Merger Documents, as amended to the Agreement Date. The Merger has been consummated and has become effective on the Closing Date hereunder in accordance with the terms of the Merger Documents. The execution and delivery of the Merger Documents by the Persons party thereto, the consummation of the Merger, and all actions taken by such Persons in connection therewith (a) have been duly authorized by all requisite corporate action, (b) do not violate or conflict with (i) any provisions of law, (ii) any order, rule, regulation, writ, judgment, injunction, decree or aware of any court or other agency of government, or (iii) any provision of any such Person's certificate of incorporation or by-laws, (c) do not violate, conflict with, result in a breach of or constitute (with or without the giving of notice or the passage of time or both) a default under any material indenture, agreement or other instrument to which such Person is a party or by which it or any of its properties or assets is or may be bound (including without limitation any indentures pursuant to which any debt Securities of the Company or the Existing U.S. Home Debt Issues were issued) and (d) will not result in the creation or imposition of any Lien, charge or encumbrance upon, or any security interest in, any of its properties or assets.

         SECTION 4.23. Minimum Adjusted Tangible Net Worth. On the Agreement Date, after giving effect to the Merger, Adjusted Tangible Net Worth is in excess of $928,000.000.

         SECTION 4.24. Co-Borrower Termination Conditions. Pursuant to the Existing U.S. Home Debt Tender Offer, Len Acquisition has accepted for purchase over 50% of each of the Existing U.S. Home Debt Issues, supplemental indentures that remove from each of the Existing U.S. Home Debt Issues any restrictive covenants described in clause (a)(ii) of the definition of "Co-Borrower Termination Conditions" have been fully executed and delivered on or before the Agreement Date and are and remain in full force and effect, and the Co-Borrower Termination Conditions have been satisfied.

         SECTION 4.25. No Misrepresentation. No representation or warranty by any Loan Party contained herein or made hereunder or in the Merger Documents and no certificate, schedule, exhibit, report or other document provided or to be provided by any Loan Party in connection with the transactions contemplated hereby or thereby (including, without limitation, the negotiation of and compliance with the Loan Documents) or in connection with the Merger contains or will contain a misstatement of a material fact or omit to state a material fact required to be stated therein in order to make the statements contained therein, in the light of the circumstances under which made, not misleading.

                                   ARTICLE V

                        CONDITIONS PRECEDENT; TERMINATION

         SECTION 5.01. Conditions of Effectiveness. This Agreement shall become effective when the Administrative Agent shall have received counterparts of this Agreement executed by the Company and (unless the Co-Borrower Termination Conditions have been satisfied as of the Closing Date) the Co-Borrower and by each of the Lenders; provided, however, that the Lenders shall not be required to make any Advance hereunder nor shall the Issuer be required to issue any Facility Letter of Credit hereunder, unless and until (i) the

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

Administrative Agent shall have received the fees provided to be paid pursuant to the Fee Letters and (ii) the Administrative Agent shall have received each of the following items (with all documents required below, except as otherwise specified, to be dated the Closing Date, which date shall be the same for all such documents, and each of such documents to be in form and substance satisfactory to the Administrative Agent, be fully and properly executed by all parties thereto, and (except for the Notes) to be in sufficient copies for each Lender), and the conditions specified below shall have been satisfied:

         (a) A Facility A Note payable to the order of the Administrative Agent and a Facility A Note payable to the order of each Facility A Lender that shall have requested a Facility A Note in accordance with this Agreement; the Swing Line Note payable to the order of the Swing Line Bank; a Facility B Revolver Note and a Facility B Term Note payable to the order of the Administrative Agent and a Facility B Revolver Note and Facility B Term Note payable to the order of each of the Facility B Lenders that shall have requested such Notes in accordance with this Agreement; and (except as otherwise provided in subsection
(s) below), a Facility C Note payable to the order of the Administrative Agent and a Facility C Note payable to the order of each of the Facility C Lenders that shall have requested a Facility C Note in accordance with this Agreement.

         (b) A Guaranty from each Subsidiary of the Company, except (i) for the Mortgage Banking Subsidiaries and the Subsidiaries listed in Schedule VII hereto and (ii) as otherwise provided in subsection (s) below.

         (c) The Pledge Agreements executed by the Company and each of the Guarantors that owns Capital Stock or other equity interests in any Significant Subsidiary and such other Subsidiaries as may be required pursuant to Section 8.01(a)(ii), pledging the Capital Stock of such Subsidiaries (including, but only if the Co-Borrower Termination Conditions are satisfied as of the Closing Date, the Co-Borrower Subsidiaries that are Significant Subsidiaries) together with such stock certificates and other documents provided to be delivered pursuant to the Pledge Agreements and the Collateral Trust Agreement provided for in Section 8.03(a).

         (d) The favorable written opinions addressed to the Lenders, and in form and substance satisfactory to the Administrative Agent, from (i) Bilzin Sumberg Dunn, Price & Axelrod, LLP, counsel to the Company, (A) confirming the accuracy of the representations and warranties set forth in Sections 4.01 (excluding clause (b) thereof, and limited, in the case of clause (a) thereof, to the jurisdictions listed under the heading "Where Qualified" in Schedule VI hereto), 4.02, 4.06, 4.11, 4.12, 4.24, the second sentence of Section 4.08 hereof, the last sentence of Section 4.14, and the second and third sentences of
Section 4.22 hereof (which opinion, as to the representations set forth in clauses (b)(ii), (c) and (d) of Sections 4.02, 4.06, 4.11, 4.12, the second sentence of Section 4.08, and clauses (b)(ii), (c) and (d) of Section 4.22 hereof, may be to the best knowledge of such counsel), and may in its entirety be limited to Florida, Arizona, Delaware, Texas, California, Nevada, New York, Colorado and United States federal law); (B) to the effect that this Agreement, the Notes, the Guaranties and the other Loan Documents have been duly authorized, executed and delivered by the applicable Loan Parties; (C) that no authorization, consent, approval, license or exemption of, or filing nor registration with or other action by any New York, United States federal or Delaware governmental department, commission, board, bureau, regulatory body, agency or instrumentality or to the best knowledge

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of such counsel, any court is or will be necessary for the execution, delivery and performance by any applicable Loan Party of this Agreement, the Notes, the Guaranties and the other Loan Documents (as applicable); and (D) this Agreement, the Notes, the Guaranties and the other Loan Documents constitute the legal, valid and binding obligations of the applicable Loan Parties, enforceable in accordance with their respective terms, except as the rights and remedies of the Lenders thereunder may be limited by (1) applicable bankruptcy, reorganization, insolvency and other laws effecting creditors' rights generally from time to time in effect, (2) the exercise of the discretionary powers of the court before which any proceeding seeking equitable remedies (including, without limitation, specific performance and injunctive relief) may be brought, and (3) such other qualifications expressed in the opinion, provided that such qualifications are acceptable to Administrative Agent, and (ii) from Clifford Chance Rogers & Wells, counsel for the Company, that neither the execution and delivery of the Merger Agreement by the Persons party thereto, nor their consummation of the Merger, nor the execution and delivery by the Company and (if applicable) the Co-Borrower of this Agreement and the Notes, and by each of the Loan Parties of the Guaranties, the Lennar Guaranty (if applicable) and the other Loan Documents to which such Loan Party is a party nor the performance by the Loan Parties of their obligations hereunder or thereunder violate, conflict with or result in a breach of or constitute (with or without the giving of notice or the passage of time or both) a default under any indenture pursuant to which any debt Securities of the Company or the Existing U.S. Home Debt Issues were issued. The opinion provided for in clause (i) above may rely on, or, if to the extent approved by the Administrative Agent, there shall be furnished to the Administrative Agent in lieu of (but solely with respect to the matters described below) the opinion described in clause (i) above, the following opinions, each of which shall also be addressed to the Lenders and in form and substance satisfactory to the Administrative Agent: the opinion of Fennemore, Craig as to matters of law of the State of Arizona, the opinion of Bellinger & DeWolf, P.C. as to matters of law of the State of Texas, the opinion of Palmieri, Tyler, Wiener, Wilhelm & Waldron LLP as to matters of law of the State of California, the opinion of Brownstein, Hyatt & Farber, P.C., as to matters of law of the State of Colorado, and the opinion (as approved by the Administrative Agent) of Kaye Scholer Fierman Hays & Handler LLP, counsel to U.S. Home, or Steven Lane, Executive Director-Legal of U.S. Home (or both), with respect to matters relating to U.S. Home and its Subsidiaries (except that Subsidiaries of U.S. Home incorporated or doing business in the State of Colorado shall be addressed in the opinion of Colorado counsel). The Company hereby instructs such counsel to prepare their opinions and deliver such opinions to the Lenders for the benefit of the Lenders, and such opinions shall contain a statement to such effect.

         (e) The following supporting documents with respect to each Loan Party:
(i) a copy of its certificate or articles of incorporation or formation or certificate of limited partnership (as applicable) certified as of a date reasonably close to the Closing Date (except that, with respect to the Company and Len Acquisition, such certificate shall be as of the Closing Date) to be a true and accurate copy by the Secretary of State of its state of incorporation or formation; (ii) a certificate of that Secretary of State, dated as of a date reasonably close to the Closing Date (except that, with respect to the Company and Len Acquisition, such certificate shall be as of the Closing Date), as to its existence and (if available) good standing; (iii) a certificate of the Secretary of State of each jurisdiction, other than its state of incorporation or formation, in which it does business, as to its qualification as a foreign corporation, limited partnership or limited liability company; (iv) a copy of its by-laws, partnership agreement or operating agreement (as

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

applicable), certified by its secretary or assistant secretary, general partner, manager or other appropriate Person (as applicable) to be a true and accurate copy of its by-laws, partnership agreement or operating agreement (as applicable) in effect on the Closing Date; (v) a certificate of its secretary or assistant secretary, general partner, manager or other appropriate Person (as applicable), as to the incumbency and signatures of its officers or other Persons who have executed any documents on behalf of such Loan Party in connection with the transactions contemplated by this Agreement; (vi) a copy of resolutions of its Board of Directors, certified by its secretary or assistant secretary to be a true and accurate copy of resolutions duly adopted by such Board of Directors, or other appropriate resolutions or consents of, its partners or members certified by its general partner or manager (as applicable) to be true and correct copies thereof duly adopted, approved or otherwise delivered by its partners or members (to the extent necessary and applicable), each of which is certified to be in full force and effect on the Closing Date, authorizing the execution and delivery by it of this Agreement, the Notes, the Guaranties and the other Loan Documents to which it is a party and the performance by it of all its obligations thereunder; and (vii) such additional supporting documents and other information with respect to its operations and affairs as the Administrative Agent may reasonably request.

         (f) Certificates signed by a duly authorized officer of the Company and a duly authorized officer of the Co-Borrower (as applicable) stating that: (i) the representations and warranties of the Company and the Co-Borrower (as applicable) contained in Article IV hereof are correct and accurate on and as of the Closing Date as though made on and as of the Closing Date and (ii) no event has occurred and is continuing which constitutes an Event of Default or Unmatured Default hereunder.

         (g) The Borrowing Base report effective as of April 30, 2000, as required pursuant to Section 6.04(l), prepared on a pro forma basis as if the Merger had occurred on such date.

         (h) The Intercreditor Agreement duly executed by all parties thereto, provided, however, that, if the lenders to UAMC have not executed the Intercreditor Agreement as of the Closing Date, the Intercreditor Agreement shall be delivered not later than 30 days after the Closing Date.

         (i) Evidence satisfactory to the Administrative Agent and the Syndication Agent that there shall not have occurred any changes in the consolidated financial condition or results of operations or cash flows of the Loan Parties from that reflected in the Pro Forma Financial Statements which has or reasonably could be expected to have, in the judgment of the Administrative Agent and Syndication Agent, a Material Adverse Effect.

         (j) Evidence satisfactory to the Administrative Agent and the Syndication Agent that, simultaneously with the initial Advance hereunder, the Merger and all other transactions contemplated by the Merger Documents to take place on the consummation of the Merger shall have occurred and been lawfully consummated to the satisfaction of the Administrative Agent and the Syndication Agent.

         (k) Evidence satisfactory to the Administrative Agent and the Syndication Agent that the Borrower shall not have entered into or agreed to any amendment or modification of the Merger Agreement, or waived or released any material rights or benefits of the Company or Len

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

Acquisition thereunder, in each case without the prior written consent of the Administrative Agent or the Required Lenders.

         (l) A certificate signed by an Authorized Financial Officer of the Company showing in reasonable detail the calculations used to determine the Leverage Ratio for the Pricing Grid.

         (m) Pro forma consolidated balance sheet of the Company and its Subsidiaries effective as of April 30, 2000, and assuming all of the following transactions had occurred as of such dates: the effectiveness of the Merger, the effectiveness of this Agreement, and the funding of the initial Advances hereunder.

         (n) A report, in reasonable detail and in form and substance satisfactory to the Administrative Agent, with calculations indicating that the Loan Parties, on a pro forma basis effective as of April 30, 2000 (including the accounts of U.S. Home effective as of April 30, 2000) would have been in compliance with the provisions of Article VII (if this Agreement had been in effect as of such dates), which calculations shall be based upon the Pro Forma Financial Statements after making the assumptions referred to in Section 5.01(m) above.

         (o) Evidence satisfactory to the Administrative Agent and the Syndication Agent that, simultaneously with the initial Advance hereunder, the Borrower shall have received proceeds of unsecured debt Securities or of the Bridge Loan in an amount equal to at least $300,000,000, all on terms and conditions satisfactory to the Administrative Agent and the Syndication Agent.

         (p) Evidence satisfactory to the Administrative Agent and the Syndication Agent that the $80,000,000 secured revolving credit facility of USHMC that matures September 30, 2001 shall remain available for borrowing by USHMC in that amount and any default or termination right that results or would result from the Merger shall have been waived by the holders of the Indebtedness thereunder or otherwise eliminated to the satisfaction of the Administrative Agent and Syndication Agent or alternatively the Administrative Agent and the Syndication Agent shall have received evidence satisfactory to them that such facility has been replaced with a non-recourse revolving credit facility of at least such amount and on terms and with lenders satisfactory to the Administrative Agent and Syndication Agent.

         (q) Evidence satisfactory to the Administrative Agent and the Syndication Agent that the $315,000,000 secured revolving credit facility of UAMC that matured April 28, 2000, has been extended or replaced in the amount of $225,000,000, on terms and with lenders satisfactory to the Administrative Agent and the Syndication Agent.

         (r) Evidence satisfactory to the Administrative Agent that, simultaneously with the initial Advance hereunder, all obligations of the Company and U.S. Home under the loan facilities described in Schedule IX hereto have been paid in full.

         (s) If the Co-Borrower Termination Conditions are not satisfied on or before the Closing Date, then there shall not be delivered as a condition under this Section 5.01 the Facility C Notes of the Company, Guaranties by the Co-Borrower Subsidiaries or Pledge Agreements with respect to any Capital Stock or other equity interests in the Co-Borrower Subsidiaries but there shall be delivered as a condition under this Section 5.01 all of the following: (i) a Co-Borrower Facility A Note payable to the order of the Administrative Agent and a Co-Borrower

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Facility A Note payable to the order of each of the Facility A Lenders that shall have requested a Co-Borrower Facility A Note in accordance with this Agreement; (ii) a Co-Borrower Facility C Note payable to the order of the Administrative Agent and a Co-Borrower Facility C Note payable to the order of each of the Facility C Lenders that shall have requested a Co-Borrower Facility C Note in accordance with this Agreement; (iii) the Lennar Guaranty, (iv) pledge agreements (the "Co-Borrower Pledge Agreements") executed by the Co-Borrower and by each of the Co-Borrower Subsidiaries that holds Capital Stock or other equity interests in any other Co-Borrower Subsidiary pledging the Capital Stock and other equity interests in the Co-Borrower Subsidiaries as security for the Merger Loan, substantially in the form of Exhibit Q hereto, together with such stock certificates and other documents provided to be delivered pursuant to the Co-Borrower Pledge Agreements, and the Collateral Trust Agreement provided for in Section 8.03(b); (v) guaranties (the "Co-Borrower Guaranties") executed by the Co-Borrower Subsidiaries guarantying the Merger Loan, substantially in the form of Exhibit R hereto; (vi) without limitation of the conditions set forth in subsection (d) above, evidence satisfactory to the Administrative Agent and the Syndication Agent that the Co-Borrower's and Co-Borrower Subsidiaries' execution and delivery of the applicable Loan Documents and the performance of their obligations hereunder and thereunder do not and will not violate, conflict with, result in breach of or constitute a default under any indenture pursuant to which any debt Securities of the Company or the Existing U.S. Home Debt Issues were issued; and (vii) a report, satisfactory to the Administrative Agent and Syndication Agent in form and substance, setting forth the status of the satisfaction of the conditions set forth in clause (a) of the definition of "Co-Borrower Termination Conditions," including the outstanding amount of each of the Existing U.S. Home Debt Issues.

         (t) Such other documents as the Administrative Agent, the Syndication Agent or their counsel may reasonably request.

         SECTION 5.02. Conditions Precedent to All Advances and Facility Letters of Credit.

         (a) No Lender shall be required to make any Advance (including any Advance under Section 2.26(b) but excluding any other Advance that, after giving effect thereto and to the application of the proceeds thereof, does not increase the aggregate amount of outstanding Advances under the applicable Facility) and no Issuer shall be required to issue any Facility Letter of Credit, unless on the applicable Borrowing Date or Issuance Date:

             (i) the Administrative Agent shall have received notice of Borrower's request for the Advance as provided in Section 2.09(a) or Letter of Credit Request as provided in Section 2.21(a) and such other approvals, opinions or documents as the Administrative Agent may reasonably request;

             (ii) the representations and warranties of the Company and the Co-Borrower contained in Article IV hereof are true and correct as of such Borrowing Date or Issuance Date; provided, however, that for the purposes hereof, (A) from and after the date of delivery by the Company pursuant to Section 6.04(a) of the consolidated financial statements for the year ended November 30, 2000, the references in Section 4.03 to "Company Audited Financial Statements" shall be deemed to be references to the annual

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

         audited financial statements most recently delivered by the Company pursuant to Section 6.04(a) as of the date of the request for a Advance or Letter of Credit Request and (B) from and after that date of delivery by the Company pursuant to Section 6.04(b) of its consolidated financial statements for the quarter ending May 31, 2000, the references in Section 4.03 to "Company Unaudited Financial Statements" shall be deemed to be references to the quarterly unaudited financial statements most recently delivered by the Company pursuant to Section 6.04(b) as of the date of that request for an Advance or Letter of Credit Request;

             (iii) All legal matters incident to the making of such Advance shall be satisfactory to the Lenders and their counsel;

             (iv) There exists no Event of Default or Unmatured Default; and

             (v) The making of the Advance or issuance of the Facility Letter of Credit will not result in any Event of Default or Unmatured Default.

         (b) Each Borrowing Notice with respect to each such Advance and each Letter of Credit Request shall constitute a representation and warranty by the Borrower that all of the conditions contained in this Section 5.02 have been satisfied.

                                   ARTICLE VI

                              AFFIRMATIVE COVENANTS

         The Company and, with respect to itself and its Subsidiaries, the Co-Borrower, covenants and agrees that from the date hereof until payment in full of all the Obligations, termination of all Facility Letters of Credit and termination of all Commitments, unless the Required Lenders otherwise shall consent in writing as provided in Section 13.06 hereof, the Company and the Co-Borrower, will, and will cause each of their Subsidiaries to:

         SECTION 6.01. Existence, Properties, etc. Do or cause to be done all things or proceed with due diligence with any actions or courses of action which may be necessary to preserve and keep in full force and effect its existence under the laws of their respective states of incorporation or formation and all qualifications or licenses in jurisdictions in which such qualification or licensing is required for the conduct of its business or in which the Lenders shall request such qualification; provided, however, that nothing herein shall be deemed to prohibit a Loan Party from (a) merging into or consolidating with any other Loan Party; provided (i) the Company is the surviving entity in the case of a merger involving the Company and (ii) unless and until the Co-Borrower Termination Conditions are satisfied, no merger involving the Co-Borrower shall be permitted unless, at the time of such merger, the Co-Borrower shall furnish to the Administrative Agent evidence satisfactory to it (which shall include an opinion of the Co-Borrower's counsel satisfactory to the Administrative Agent in form and substance) that the consummation of such merger will not violate, be in conflict with, result in a breach of or constitute (with or without the giving of notice or the passage of time or both) a default under any material indenture, agreement or other instrument to which the Co-Borrower is a party or by which it or any of its properties or assets is or may be bound (including without limitation any

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indentures pursuant to which the Existing U.S. Home Debt Issues were issued), or
(b) declaring and paying dividends in complete liquidation. The Company and, with respect to itself and its Subsidiaries, the Co-Borrower, will, and will cause each Subsidiary to, carry on and conduct its business in substantially the same manner and in substantially the same fields of enterprise as it is presently conducted and maintain all requisite authority to conduct its business in each jurisdiction in which its business is conducted. The primary business of the Company and its Subsidiaries shall at all times be the acquisition, development and sale of real estate assets.

         SECTION 6.02. Notice. Give prompt written notice to the Administrative Agent of (a) any proceeding instituted by or against the Company or any of its Subsidiaries in any federal or state court or before any commission or other regulatory body, federal, state or local, or any such proceedings threatened against the Company or any Subsidiary in writing by any federal, state or other governmental agency, which, if adversely determined, could reasonably be expected to have a Material Adverse Effect on the any Loan Party, and (b) any other Event which could reasonably be expected to lead to or result in a Material Adverse Effect on any Loan Party, or which, with or without the giving of notice or the passage of time or both, would constitute an Event of Default or a default under any material agreement other than this Agreement to which any Loan Party is a party or by which any of its properties or assets is or may be bound.

         SECTION 6.03. Payments of Debts, Taxes, etc. Pay all its debts and perform all its obligations promptly and in accordance with the respective terms thereof, and pay and discharge or cause to be paid and discharged promptly all taxes, assessments and governmental charges or levies imposed upon any Loan Party or upon any of their respective incomes or receipts or upon any of their respective properties before the same shall become in default or past due, as well as all lawful claims for labor, materials and supplies or otherwise which, if unpaid, might result in the imposition of a Lien or charge upon such properties or any part thereof; provided, however, that it shall not constitute a violation of the provisions of this Section 6.03 if any Loan Party shall fail to perform any such obligation or to pay any such debt (except for obligations for money borrowed), tax, assessment, governmental charge or levy or claim for labor, materials or supplies which is being contested in good faith, by proper proceedings diligently pursued, and as to which adequate reserves have been provided.

         SECTION 6.04. Accounts and Reports. Maintain a standard system of accounting established and administered in accordance with GAAP, and provide to the Lenders the following:

         (a) as soon as available and in any event within 120 days after the end of each fiscal year of the Company (commencing with the fiscal year ending November 30, 2000), a consolidated balance sheet of the Company and its Subsidiaries as of the end of that fiscal year and the related consolidated statements of earnings, stockholders' equity and cash flows for that fiscal year, all with accompanying notes and schedules, prepared in accordance with GAAP consistently applied and audited and reported upon by Deloitte & Touche or another firm of independent certified public accountants of similar recognized standing selected by the Company and acceptable to the Administrative Agent (such audit report shall be unqualified except for qualifications relating to changes in GAAP and required or approved by the Company's independent certified public accountants);

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

         (b) as soon as available and in any event within 60 days after the end of each of the first three quarters, and within 120 days after the end of the fourth quarter, of each fiscal year of the Company (commencing with the quarter ending May 31, 2000), a consolidated balance sheet of the Company and its Subsidiaries as of the end of that quarter, and the related consolidated statement of earnings and cash flows of the Company and its Subsidiaries for the period from the beginning of the fiscal year to the end of that quarter, all prepared in accordance with GAAP consistently applied, unaudited but certified to be true and accurate, subject to normal year-end audit adjustments, by an Authorized Financial Officer of the Company;

         (c) within 60 days after the end of each of the first three quarters, and within 120 days after the end of the fourth quarter, of each fiscal year of the Company (commencing with the quarter ending May 31, 2000), (i) a consolidating balance sheet of the Loan Parties (in a form acceptable to the Administrative Agent) as of the end of that quarter and the related consolidating statement of earnings of the Loan Parties (in a form acceptable to the Administrative Agent) for the period from the beginning of the fiscal year to the end of that quarter, and (ii) a consolidating balance sheet of the Mortgage Banking Subsidiaries (in a form acceptable to the Administrative Agent) as of the end of that quarter and the related consolidating statement of earnings of the Mortgage Banking Subsidiaries (in a form acceptable to the Administrative Agent) for the period from the beginning of the fiscal year to the end of that quarter, all prepared in accordance with GAAP consistently applied, unaudited but certified to be true and accurate, subject to normal year-end audit adjustments, by an Authorized Financial Officer of the Company;

         (d) unless and until the Co-Borrower Termination Conditions are satisfied, as soon as available and in any event within 120 days after the end of each fiscal year of the Co-Borrower (commencing with the fiscal year ending December 31, 2000), a consolidated balance sheet of the Co-Borrower and its Subsidiaries as of the end of that fiscal year and the related consolidated statements of earnings, stockholders' equity and cash flows for that fiscal year, all with accompanying notes and schedules, prepared in accordance with GAAP consistently applied and audited and reported upon by Deloitte & Touche or another firm of independent certified public accountants of similar recognized standing selected by the Co-Borrower and acceptable to the Administrative Agent (such audit shall be unqualified except for qualifications relating to changes in GAAP and required or approved by the Co-Borrower's independent certified public accountants);

         (e) unless and until the Co-Borrower Termination Conditions are satisfied, as soon as available and in any event within 60 days after the end of each of the first three quarters, and within 120 days after the end of the fourth quarter, of each fiscal year of the Co-Borrower (commencing with the quarter ending June 30, 2000), a consolidated balance sheet of the Co-Borrower and its Subsidiaries as of the end of that quarter, and the related consolidated statement of earnings and cash flows of the Co-Borrower and its Subsidiaries for the period from the beginning of the fiscal year to the end of that quarter, all prepared in accordance with GAAP consistently applied, unaudited but certified to be true and accurate, subject to normal year-end audit adjustments, by an Authorized Financial Officer of the Company;

         (f) concurrently with the delivery of the financial statements described in subsections (a) and (d) above, a letter signed by that firm of independent certified public accountants to the

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

effect that, during the course of their examination, nothing came to their attention which caused them to believe that any Event of Default or Unmatured Default has occurred, or if such Event of Default or Unmatured Default has occurred, specifying the facts with respect thereto; and concurrently with the delivery of the financial statements described in subsections (b), (c) and (e) above, a certificate signed by the President or Executive Vice President and an Authorized Financial Officer of the Company to the effect that having read this Agreement, and based upon an examination which they deemed sufficient to enable them to make an informed statement, there does not exist any Event of Default or Unmatured Default, or if such Event of Default or Unmatured Default has occurred, specifying the facts with respect thereto;

         (g) within 30 days after the end of each calendar month (commencing with the month ending May 31, 2000), a report, in reasonable detail and in form and substance satisfactory to the Administrative Agent, setting forth, as of the end of the month, with respect to each Project owned by the Loan Parties, (i) the number of Housing Unit Closings, (ii) the number of Housing Units either completed or under construction, specifying the number thereof that are Completed Housing Units, (iii) the number of Housing Units Under Contract;

         (h) within 120 days after the end of each fiscal year of the Company (commencing with the fiscal year ending November 30, 2000), a schedule of all Real Estate owned by the Loan Parties in the form of Schedule III annexed hereto or as otherwise required by Administrative Agent, which schedule, in addition to providing all the categories of information specified in Schedule III, shall specify those properties the interest and carrying charges attributable to which are being deducted, for financial reporting purposes, for the fiscal year in which they are paid and shall contain all such other information as Administrative Agent shall require;

         (i) within 90 days after the beginning of each fiscal year of the Company, a projection, in reasonable detail and in form and substance satisfactory to the Administrative Agent, on a quarterly basis, of the cash flow and of the earnings of the Company and its Subsidiaries for that fiscal year and for the immediately succeeding fiscal year;

         (j) promptly upon becoming available, copies of all financial statements, reports, notices and proxy statements sent by the Company to its stockholders, and of all regular and periodic reports and other material (including copies of all registration statements and reports under the Securities Act of 1933, as amended (the "Securities Act"), and the Securities Exchange Act of 1934, as amended) filed by the Borrower with any securities exchange or any governmental authority or commission, except material filed with governmental authorities or commissions relating to the development of Real Estate in the ordinary course of the business of the Loan Parties and which does not relate to or disclose any Material Adverse Effect;

         (k) as soon as available and in any event within 90 days after the end of each of the first three quarters, and within 120 days after the end of the fourth quarter, of each fiscal year of each Joint Venture, a balance sheet of that Joint Venture as of the end of that quarter and a statement of earnings of that Joint Venture for the period from the beginning of the fiscal year to the end of that quarter, prepared in accordance with GAAP consistently applied, unaudited but certified to be true and accurate, subject (in the case of the financial statements delivered for the first three quarter of each fiscal year) to normal year-end adjustments, by an Authorized Financial Officer of the Company;

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

         (l) within 60 days after the Closing Date and the end of each of the first three quarters, and within 90 days after the end of each fiscal year of the Company (commencing with the quarter ending May 31, 2000 and fiscal year ending November 30, 2000), a report, in reasonable detail and in form and substance satisfactory to the Administrative Agent, with calculations indicating that the Company and, if applicable, the Co-Borrower are in compliance, as of the Closing Date and as of the last day of such quarterly or annual period, as the case may be, with the provisions of Articles VII and VIII of this Agreement. Without limiting the generality of the foregoing, the Company shall provide to the Lenders (i) a report calculating the Borrowing Base in form and substance satisfactory to Administrative Agent, in which report the Company shall include a report of all accounts receivable from the sales of Housing Units included in the Borrowing Base, showing all such receivables which remain uncollected on the tenth (10th) day after the Closing Date or end of the quarter or fiscal year, as the case may be, provided, however, that the Company may, and upon request from the Administrative Agent shall, also deliver such report as of the end of any calendar month, and, (ii) a report containing the calculations necessary to indicate that the Company and, if applicable, the Co-Borrower are in compliance with the provisions of Sections 6.09 and 7.14, including a certification of the outstanding principal amount of all loans and advances made by any Loan Party to each of the applicable Mortgage Banking Subsidiaries, as the case may be, and that all such loans and advances are duly evidenced by the Mortgage Banking Subsidiaries Note in the possession of Administrative Agent. The reports furnished pursuant to this subsection (l) shall be certified to be true and correct by an Authorized Financial Officer of the Company and shall also contain a representation and warranty by the Company and, if applicable, the Co-Borrower that it is in full compliance with the provisions of Article VII of this Agreement;

         (m) within 60 days after the Closing Date and the end of each of the first three quarters, and within 90 days after the end of each fiscal year of the Company (commencing with the quarter ending May 31, 2000 and fiscal year ending November 30, 2000), a report, in reasonable detail and in form and substance satisfactory to the Administrative Agent, with calculations indicating whether the Company, as of the Closing Date and as of the last day of such quarterly or annual period, as the case may be, is in compliance with the Minimum Interest Coverage Ratio;

         (n) if requested by Administrative agent, within 270 days after the close of each fiscal year a statement of the Unfunded Liabilities of each Single Employer Plan, certified as correct by an actuary enrolled under ERISA, but the foregoing statement shall be required only if any Single Employer Plan shall exist;

         (o) as soon as possible and in any event within 10 days after the Company knows that any Reportable Event has occurred with respect to any Plan, a statement, signed by an Authorized Financial Officer of the Company, describing said Reportable Event and the action which the Company proposes to take with respect thereto;

         (p) as soon as possible and in any event within 10 days after receipt thereof by the Company or any of its Subsidiaries, a copy of (i) any notice or claim to the effect that the Company or any of its Subsidiaries is or may be liable to any Person as a result of the release by the Company, any of its Subsidiaries, or any other Person of any Hazardous Substance into the environment, and (ii) any notice alleging any violation of any Environmental law or any federal,

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state or local health or safety law or regulation by the Company or any of its
Subsidiaries, which, in either case, could reasonably be expected to have a Material Adverse Effect;

         (q) promptly upon the request of the Administrative Agent or any Lender, an accurate legal description with respect to any Real Estate included in the calculation of the Borrowing Base;

         (r) not more than 90 days after the making of any investment in any Significant Joint Venture or within thirty (30) days following the Administrative Agent's request in the case of any other Joint Venture, copies of each proposed shareholders' agreement, certificate or articles of incorporation, partnership agreement, joint venture agreement or similar organizational instrument or agreement, relating to the formation of each Joint Venture, and each material restatement, modification, amendment or supplement thereto;

         (s) concurrently with the quarterly financial statements described in subsection (b) above following the end of any quarter in which each new Subsidiary that is to become a Guarantor under Section 6.07 hereof was formed, the Company shall deliver to the Administrative Agent (i) a revised copy of
Schedule VI to this Agreement, adding thereto the information with respect to such new Subsidiary required by Section 4.14 hereof; (ii) a Supplemental Guaranty, substantially in the form provided for in the Guaranty, executed by a duly authorized officer of such new Subsidiary; (iii) if such Subsidiary is a Significant Subsidiary, a Pledge Agreement (or amendment to a previously delivered Pledge Agreement in form satisfactory to the Administrative Agent) executed by a duly authorized officer of the Company or of such Guarantor that owns the Capital Stock or other equity interests in such Significant Subsidiary, together with such stock certificates and other documents provided to be delivered under the Pledge Agreement; (iv) a copy of the certificate of incorporation or other organizational document of such new Subsidiary, certified by the secretary of state or other official of the state or other jurisdiction of its incorporation; (v) a copy of the bylaws of such new Subsidiary, certified by the secretary or other appropriate officer or partner of such Subsidiary; and
(vi) if requested by the Administrative Agent, an opinion of the Company's counsel in the form provided for in Section 5.01(d), modified to apply to the foregoing documents delivered hereunder;

         (t) concurrently with the quarterly financial statements described in subsection (b) above following the end of any quarter as of which any Subsidiary, the Capital Stock or other equity interests in which have not been pledged pursuant to a Pledge Agreement, becomes a Significant Subsidiary, the Company shall deliver to the Administrative Agent (i) a Pledge Agreement (or amendment to a previously delivered Pledge Agreement in form satisfactory to the Administrative Agent) executed by a duly authorized officer of the Company or of such Guarantor that owns the Capital Stock or other equity interests in such Significant Subsidiary, together with such stock certificates and other documents provided to be delivered under the Pledge Agreement; and (ii) if requested by the Administrative Agent, an opinion of the Company's counsel in the form provided for in Section 5.01(d), modified to apply to the foregoing documents delivered hereunder;

         (u) within 60 days of the Closing Date, a Closing Date consolidated balance sheet of the Company and its Subsidiaries (including Len Acquisition and its Subsidiaries), as of such

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date and after giving effect to the Merger, the effectiveness of this Agreement, and the funding of the initial Advances hereunder, prepared in accordance with GAAP consistently applied, unaudited but certified to be true and accurate by an Authorized Financial Officer of the Company;

         (v) unless and until the Co-Borrower Termination Conditions have been satisfied, from time to time promptly upon request by the Administrative Agent and on the 91st day following the Closing Date, and concurrently with the quarterly financial statements described in subsection (e) above, a current report setting forth the information provided for in the report referred to in
Section 5.01(s)(vii) certified by an Authorized Financial Officer of the Company; and

         (w) such supplements to the aforementioned documents and additional information (including, but not limited to, leasing, occupancy and non-financial information) and reports as the Administrative Agent or any Lender may from time to time reasonably require.

         SECTION 6.05. Access to Premises and Records. At all reasonable times and as often as any Lender may reasonably request, permit authorized representatives and agents (including accountants) designated by that Lender to
(a) have access to the premises of the Company and each Subsidiary and to their respective corporate books and financial records, and all other records relating to their respective operations and procedures, (b) make copies of or excerpts from those books and records and (c) upon reasonable notice to the Company, discuss the respective affairs, finances and operations of the Company and its Subsidiaries with, and to be advised as to the same by, their respective officers and directors.

         SECTION 6.06. Maintenance of Properties and Insurance. Maintain all its properties and assets in good working order and condition and make all necessary repairs, renewals and replacements thereof so that its business carried on in connection therewith may be properly conducted at all times; and maintain or require to be maintained (a) adequate insurance, by financially sound and reputable insurers, on all properties of the Loan Parties which are of character usually insured by Persons engaged in the same or a similar business (including, without limitation, all Real Estate encumbered by Mortgages securing mortgage loans made by any Loan Party, to the extent normally required by prudent mortgagees, and all Real Estate which is subject of an Equity Investment by any Loan Party, to the extent normally carried by prudent builder-developers) against loss or damage resulting from fire, defects in title or other risks insured against by extended coverage and of the kind customarily insured against by those Persons, (b) adequate public liability insurance against tort claims which may be incurred by any Loan Party, and (c) such other insurance as may be required by law. Upon the request of the Administrative Agent, the Company will furnish to the Lenders full information as to the insurance carried. Notwithstanding the foregoing provisions of this Section 6.06, the Company shall be permitted to self-insure against all property and casualty risks associated with its construction of single-family dwelling units up to a maximum aggregate construction exposure for any Project not to exceed at any time 10% of Adjusted Tangible Net Worth.

         SECTION 6.07. Financing: New Investing. Give the Administrative Agent
(a) advance written notice of the establishment of any new Significant Joint Venture or the formation of any new Significant Subsidiary, which such new Significant Subsidiary shall

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become a Guarantor, by and effective upon compliance with the provisions of
Section 6.04(s), unless (i) such Subsidiary is a Joint Venture Subsidiary, (ii) the terms of the agreement creating such Joint Venture prohibit the joint venturers thereof from being or becoming liable for any Indebtedness other than Indebtedness of the Joint Venture and (iii) all of the issued and outstanding equity Securities of such Subsidiary are pledged to the Lenders pursuant to
Section 7.05 hereof, and (b) written notice of the formation of any new Subsidiary which is not a Significant Subsidiary given not later than ninety
(90) days after such formation, which new Subsidiary shall become a Guarantor by and effective upon compliance with the provisions of Section 6.04(s), unless (x) such Subsidiary is a Joint Venture Subsidiary, (y) the terms of the agreement creating such Joint Venture prohibit the joint venturers thereof from being or becoming liable for any Indebtedness other than Indebtedness of the Joint Venture and (z) all of the issued and outstanding equity Securities of such Subsidiary are pledged to the Lenders pursuant to Section 7.05 hereof; provided, however, that (A) nothing in this Section 6.07 shall be deemed to authorize the Company or any of its Subsidiaries to enter into any such transaction if the same would violate any of the limitations set forth in Article VII hereof, (B) unless and until the Co-Borrower Termination Conditions are satisfied, no Subsidiary of the Co-Borrower shall be required to be a Guarantor nor shall the Capital Stock or other equity interest in such Subsidiary be required to be pledged hereunder, (C) such Subsidiary shall not be required to deliver a Guaranty if applicable laws or regulations (such as, by way of example, laws regulating insurance companies or providers of cable services) prohibit such Subsidiary from delivering a Guaranty and (D) a Subsidiary that is not a Wholly-Owned Subsidiary shall not be required to deliver a Guaranty.

         SECTION 6.08. Compliance with Applicable Laws. Promptly and fully comply with, conform to and obey all present and future laws, ordinances, rules, regulations, orders, writs, judgments, injunctions, decrees, awards and all other legal requirements applicable to the Company, its Subsidiaries and their respective properties, including, without limitation, Regulation Z of the Board of Governors of the Federal Reserve System, the Federal Interstate Land Sales Full Disclosure Act, ERISA, the Florida Land Sales Act or any similar statute in any applicable jurisdiction, the violation of which would have a Material Adverse Effect on any Loan Party.

         SECTION 6.09. Advances to the Mortgage Banking Subsidiaries. Cause the Mortgage Banking Subsidiaries to execute and deliver the Mortgage Banking Subsidiaries Note in order to evidence all loans and advances that now exist or are hereafter made by any Loan Party to any of the Mortgage Banking Subsidiaries, respectively; deposit the original Mortgage Banking Subsidiaries Note with Administrative Agent; and obtain, prior to or contemporaneously with the execution of this Agreement, written acknowledgments from each Mortgage Banking Subsidiary that the aggregate of all loans and advances hereafter made by any applicable Loan Party to such Mortgage Banking Subsidiary shall be evidenced and governed by the Mortgage Banking Subsidiaries Note held by Administrative Agent. At all times the principal amount of the Mortgage Banking Subsidiaries Note held by Administrative Agent must equal or exceed the aggregate principal amount of all loans and advances made by any Loan Party to Mortgage Banking Subsidiaries, and upon the request of Administrative Agent (but no more frequently than monthly), the Company shall obtain and deliver to the Administrative Agent specific written acknowledgments from each of the Mortgage Banking Subsidiaries to the effect that loans and advances theretofore made by any applicable Loan Party to the Mortgage

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

Banking Subsidiaries are evidenced by the Mortgage Banking Subsidiaries Note. In the event that after the Agreement Date any Loan Party organizes or acquires any Mortgage Banking Subsidiary, such Mortgage Banking Subsidiary shall, upon such organization or acquisition, join in and become a maker of a replacement Mortgage Banking Subsidiaries Note, such new Mortgage Banking Subsidiaries Note shall be deposited with the Administrative Agent pursuant to this Section 6.09, and all references in this Agreement to Mortgage Banking Subsidiaries shall thereafter be deemed references to all such Mortgage Banking Subsidiaries.

         SECTION 6.10. Use of Proceeds. Use the proceeds of the Advances for working capital and general corporate purposes and to finance the Merger and other Acquisitions consummated with the prior approval of the Board of Directors of the Person to be acquired. If the Co-Borrower Termination Conditions are not satisfied as of the Closing Date, the proceeds of Facility C shall be used by the Co-Borrower, first, in an amount approved by the Administrative Agent for the acquisition of U.S. Home pursuant to the Merger, and the balance for other purposes permitted hereunder.

                                  ARTICLE VII

                               NEGATIVE COVENANTS

         The Company and, with respect to itself and its Subsidiaries, the Co-Borrower covenants and agrees that from the date hereof until payment in full of all the Obligations, termination of all Facility Letters of Credit and termination of the Commitments, unless the Required Lenders otherwise shall consent in writing as provided in Section 13.06 hereof, the Company and, with respect to itself and its Subsidiaries, the Co-Borrower will not, either directly or indirectly:

         SECTION 7.01. Minimum Tangible Net Worth. Permit Adjusted Tangible Net Worth at any time to be less than the sum of (a) $789,140,000, plus (b) an amount equal to the amount (if any) by which (i) 50% of the cumulative amount of positive Consolidated Net Income of the Loan Parties for each fiscal quarter of the Company ending after the Closing Date for which the Loan Parties, taken as a whole, had Consolidated Net Income exceeds (ii) the aggregate amount paid by the Company after the Closing Date to purchase or redeem its equity Securities, plus
(c) an amount equal to 50% of the aggregate amount of the increase in Adjusted Tangible Net Worth resulting from the issuance of equity Securities of the Company after the Closing Date. For purposes of this Section 7.01, the term "Consolidated Net Income" when used in respect of any period, shall not include any loss for such period.

         SECTION 7.02. Limitation on Indebtedness.

         (a) Borrowing Base Limitation. At any time, permit the aggregate outstanding amount of the sum of all Borrowing Base Debt to exceed the Borrowing Base at such time (the "Borrowing Base Limitation"), provided, however, that, after the Bridge Loan is paid in full from the proceeds of unsecured debt or equity Securities or the Exchange Notes issued by the Company, the Borrower shall not be required to comply with the Borrowing Base Limitation if, but only so long as, the Facilities have a rating of BBB- or higher from S&P or Baa3 or higher from Moody's.

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

         (b) Maximum Leverage Ratio. At any time, permit the Leverage Ratio to exceed 2.25.

         (c) Minimum Interest Coverage Ratio. At any time, permit the Interest Coverage Ratio to be less than the Minimum Interest Coverage Ratio.

         SECTION 7.03. Guaranties. Make or suffer to exist any Contingent Obligation (including, without limitation, any Contingent Obligation with respect to the obligations of a Subsidiary or Joint Venture) or otherwise assume, guarantee or in any way become contingently liable or responsible for obligations of any other Person, whether by agreement to purchase those obligations of any other Person, or by agreement for the furnishing of funds through the purchase of goods, supplies or services (whether by way of stock purchase, capital contribution, advance or loan) for the purpose of paying or discharging the obligations of any other Person, except for: (a) guaranties of obligations of the Loan Parties issued in the ordinary course of business; (b) the endorsement of negotiable instruments in the ordinary course of business;
(c) guaranties of performance and completion and performance and completion bonds issued in connection with the construction of Real Estate developments owned by a Loan Party; (d) the Guaranties and (if applicable) the Lennar Guaranty and the Co-Borrower Guaranties; or (e) guaranties of liabilities incurred by Joint Ventures to which the Company or a Joint Venture Subsidiary is a party, provided that all such guaranties outstanding at any one time, do not exceed 25% of the Adjusted Tangible Net Worth. None of the foregoing clauses, however, shall be deemed to permit (i) any Loan Party to guaranty any obligations of any one or more of the Mortgage Banking Subsidiaries or any Subsidiary identified in Schedule VII if any such guaranty would cause a violation of Section 7.02 or any obligations of LNR or (ii) the Company to guaranty any obligations under any of the Existing U.S. Home Debt Issues.

         SECTION 7.04. Sale of Assets; Acquisitions; Merger.

         (a) Except for the transactions described in Schedule X (the "Permitted Dispositions"), do either of the following: (i) sell any single asset with a book value of $50,000,000 or more for a sales price which is less than 60% of the book value of that asset, or (ii) sell any single asset with a book value of $20,000,000 or more unless such sale is in the ordinary course of business; provided, however, that in no event shall the aggregate sales price of all assets sold or disposed of by the Loan Parties, other than those sold in the ordinary course of business, exceed $50,000,000 in any single calendar year.

         (b) Do any of the following:

             (i) sell, assign, lease or otherwise dispose of (whether in one transaction or in a series of transactions) all or substantially all of the assets (whether now owned or hereafter acquired) of the Company and the Subsidiaries (on a consolidated basis) except for the sale of inventory in the ordinary course of business;

             (ii) except as contemplated by the Merger Documents, merge into or consolidate with any other Person or permit any other Person to merge into or consolidate with it;

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

             (iii) dissolve, liquidate or wind up its business by operation of law or otherwise; or

             (iv) distribute to the stockholders of the Company any Securities of any Subsidiary;

provided, however, that any Subsidiary or any other Person may merge into or consolidate with or may dissolve and liquidate into a Loan Party, if (and only if), (1) in the case of a merger or consolidation, the Loan Party is the surviving Person, (2) in the case of a merger or consolidation involving the Company, the Company is the surviving Person, (3) the character of the business of the Company and the Subsidiaries on a consolidated basis will not be materially changed by such occurrence, (4) such occurrence shall not constitute or give rise to an Event of Default or Unmatured Default or a default in respect of any of the covenants contained in any agreement to which the Company or such Subsidiary is a party or by which its property may be bound and (5) unless and until the Co-Borrower Termination Conditions are satisfied, no merger or consolidation involving the Co-Borrower shall be permitted except in accordance with the provisions of Section 6.01(a)(ii).

         (c) Acquire another Person unless (i) the primary business of such Person is the Real Estate Business and (ii) the board of directors or other governing body of such Person approves such Acquisition.

         Nothing contained in this Section 7.04, however, shall restrict any sale of assets among the Company and the Guarantors which is in compliance with all other provisions of this Agreement.

         SECTION 7.05. Investments. Purchase or otherwise acquire, hold or invest in the Securities (whether Capital Stock or instruments evidencing debt) of, make loans or advances to, enter into any arrangements for the purpose of providing funds or credit to, or make any Equity Investment in, any Person which is not a Loan Party on the Closing Date or a Subsidiary which becomes a Guarantor upon the making of the investment, except for: (i) (A) Investments in or loans or advances to Joint Ventures to which the Company or a Subsidiary is a party; and (B) Investments in or loans or advances to the Mortgage Banking Subsidiaries and the Subsidiaries listed in Schedule VII, provided that (1) the aggregate of all such Investments, loans and advances outstanding at any time in this clause (i) does not exceed 25% of Adjusted Tangible Net Worth and (2) with respect to Investments in, or loans and advances to each Joint Venture Subsidiary which is not a Loan Party, all of the issued and outstanding equity Securities of such Joint Venture Subsidiary shall have been pledged to the Administrative Agent pursuant to the terms and provisions of a Pledge Agreement and such pledge shall not be prohibited by, or result in a breach or violation of, any agreement, indenture or other instrument to which the Company or any Subsidiary is a party or is bound, and (ii) (A) purchases of direct obligations of the government of the United States of America or any agency thereof, or obligations unconditionally guaranteed by the United States of America; (B) certificates of deposit of any bank, organized or licensed to conduct a banking business under the laws of the United States or any state thereof having capital, surplus and undivided profits of not less than $100,000,000; (C) Investments in commercial paper which, at the time of acquisition by the Company or a Subsidiary, is accorded an "A" or equivalent rating by any of the Rating Agencies or any other

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

nationally recognized credit rating agency of similar standing; (D) investments in publicly traded, readily marketable securities traded on a recognized national exchange or over-the-counter; and (E) loans or advances by the Company or a Guarantor to, or Securities or Indebtedness of, a real estate or homebuilding company to be acquired by the Company for the purpose of obtaining control of specific homebuilding assets of that homebuilding company, provided, however, that such loans, advances or Indebtedness are secured by Mortgages on land, homes under construction and/or homes inventory of such real estate or homebuilding company.

         SECTION 7.06. Disposition; Encumbrance or Issuance of Certain Stock. Sell, transfer or otherwise dispose of, or pledge, grant a security interest, equity interest or other beneficial interest in or otherwise encumber any of the outstanding shares of Capital Stock of any Mortgage Banking Subsidiary, or permit any Mortgage Banking Subsidiary to sell, issue or otherwise transfer any shares of its Capital Stock to any Person other than a Loan Party.

         SECTION 7.07. Other Indebtedness.

         (a) Subordinated Debt. Directly or indirectly make any payment of principal or interest with respect to any Subordinated Debt prior to the date the same is due, or amend or modify the terms of any Subordinated Debt except for extensions of the due date thereof, or directly or indirectly redeem, retire, defease, purchase, retire or otherwise acquire any Subordinated Debt.

         (b) Bridge Loan. Directly or indirectly make any payment of principal of the Bridge Loan except from the proceeds of unsecured debt Securities issued by the Company having a maturity date not less than twelve months after the latest of the Facility A Termination Date, Facility B Termination Date or Facility C Maturity Date or from the proceeds of equity Securities or the Exchange Notes issued by the Company or amend or modify the terms of the Bridge Loan Agreement or directly or indirectly redeem, retire, defease, purchase, retire or otherwise acquire the Bridge Loan.

         SECTION 7.08. Housing Units. Permit the total number of Housing Units owned by the Loan Parties, including Housing Units under construction, but excluding model Housing Units and Housing Units Under Contract, at any time to exceed 35% of the total number of Housing Unit Closings during the immediately preceding 12-month period; provided, however, that the total number of Housing Unit Closings during the twelve-month period immediately preceding the Closing Date shall include Housing Unit Closings of U.S. Home and its Subsidiaries during such period.

         SECTION 7.09. Construction in Progress. Cause, suffer or permit to exist any Mortgage, security interest or other encumbrance to secure Indebtedness on any Housing Unit or other building or structure (including, without limitation, any asset reported as "Construction in Progress" in the financial statements of the Company) that is under construction on any land owned or leased by any Loan Party; provided, however, that the Company may cause, suffer or permit to exist purchase money Mortgages having an aggregate outstanding principal balance not exceeding $25,000,000 at any time on assets so reported as "Construction in Progress."

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

         SECTION 7.10. No Margin Stock. Use any of the proceeds of the Advances to purchase or carry any "margin stock" (as defined in Regulation U).

         SECTION 7.11. Mortgage Banking Subsidiaries' Capital Ratio. Permit the ratio of the combined total Indebtedness of the Mortgage Banking Subsidiaries to the Mortgage Banking Subsidiaries Adjusted Net Worth to exceed, at any time, eight (8) to one (1).

         SECTION 7.12. Transactions with Affiliates. Enter into any transaction (including, without limitation, the purchase or sale of any property or service) with, or make any payment or transfer to, any Affiliate, except in the ordinary course of business and pursuant to the reasonable requirements of the Company's or a Subsidiary's business and upon fair and reasonable terms no less favorable to the Company or such Subsidiary than the Company or such Subsidiary would obtain in a comparable arms'-length transaction.

         SECTION 7.13. Restrictions on Advances to Mortgage Banking Subsidiaries. Subject to Section 7.05, (a) permit any loan or advance to be made by a Loan Party to a Mortgage Banking Subsidiary except for loans and advances from a Loan Party to the Mortgage Banking Subsidiaries which are made under, and evidenced by, the Mortgage Banking Subsidiaries Note that is in the possession of Administrative Agent and for which the Company shall have obtained a written acknowledgment from each Mortgage Banking Subsidiary that the same are evidenced and governed by the Mortgage Banking Subsidiaries Note; (b) permit the aggregate amount of all loans and advances made by the Loan Parties to any Mortgage Banking Subsidiary outstanding at any time to exceed the sum of (i) the net carrying value of all mortgage loans held by such Mortgage Banking Subsidiary, less the aggregate principal amount of all promissory notes payable by such Mortgage Banking Subsidiary to banks or other lenders, and less the aggregate principal amount of all mortgage loans held for sale by such Mortgage Banking Subsidiaries which are pledged, assigned or otherwise encumbered, to the extent that said aggregate amount exceeds the aggregate principal amount of notes payable by such Mortgage Banking Subsidiary to banks or other lenders, and (ii) 1.5% of the principal amount of all mortgages serviced by such Mortgage Banking Subsidiary, less any loans or other financing to such Mortgage Banking Subsidiary associated with the servicing portfolio (exclusive of those amounts deducted in the calculation required under clause (i) above) if, and to the extent that, the servicing rights with respect to such mortgages are not subject to any Lien; (c) assign, transfer, pledge, hypothecate or encumber in any way the Mortgage Banking Subsidiaries Note, any interest therein or any sums due or to become due thereunder; (d) modify, amend, extend or in any way change the terms of the Mortgage Banking Subsidiaries Note; (e) make any principal advances to any Mortgage Banking Subsidiary, under the Mortgage Banking Subsidiaries Note or otherwise, at any time after the Administrative Agent has been granted a security interest in the Mortgage Banking Subsidiaries Note pursuant to Section
8.02 except to the extent of any principal prepayments under the Mortgage Banking Subsidiaries Note in excess of the mandatory principal payments required thereunder; or (f) permit a Mortgage Banking Subsidiary to enter into any agreement or agreements which (i) in any way restrict the payment of dividends by such Mortgage Banking Subsidiary or (ii) individually, or in the aggregate, impose any restriction on the repayment of any indebtedness of a Mortgage Banking Subsidiary to any Person (including, without limitation, the indebtedness payable under the Mortgage Banking Subsidiaries Note) other than a restriction on the payment of the last $5,000,000 of principal indebtedness of UAMC (i.e., such permitted restriction shall be applicable only after the aggregate principal

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

amount of indebtedness owed by UAMC to any Person shall be less than or equal to $5,000,000).

         SECTION 7.14. Mortgage Banking Subsidiaries Adjusted Net Worth. Permit the Mortgage Banking Subsidiaries Adjusted Net Worth at any time to be less than $30,000,000.

         SECTION 7.15. Investments in Land. At any time, permit the (a) sum of
(i) the Loan Parties' investments in unimproved land plus (ii) the amount by which the Loan Parties' investments in improved land exceeds Qualified Finished Lots, plus (iii) the Loan Parties' investments in and advances to LLP to exceed
(b) the sum of (i) Adjusted Tangible Net Worth plus (ii) the lesser of (A) $300,000,000 and (B) 50% of Subordinated Debt.

         SECTION 7.16. Liens and Encumbrances.

         (a) Negative Pledge. Grant any Liens on any of its rights, properties or assets other than Permitted Liens.

         (b) No Agreement for Negative Pledge. Agree with any third party not to create, assume or suffer to exist any Lien securing the Obligations on or of any of its property, real or personal, whether now owned or hereafter acquired.

         SECTION 7.17. Merger Documents. Enter into or agree to any material amendment or modification of the Merger Agreement, or waive or release any material rights or benefits of the Company or Len Acquisition thereunder.

                                  ARTICLE VIII

                                   COLLATERAL

         SECTION 8.01. Pledge Agreement.

         (a) Pledges Securing Secured Obligations.

             (i) Subject to the provisions of Section 8.03(a), the Secured Obligations shall at all times be secured by a first priority pledge of and security interest in all Capital Stock of or other equity interests in Len Acquisition and each of the Significant Subsidiaries in favor of the Administrative Agent for the ratable benefit of the Lenders. If and to the extent that any Subsidiary of the Company that is not a Significant Subsidiary thereafter becomes a Significant Subsidiary, the Company shall cause the Capital Stock or other equity interests in such Subsidiary to be pledged pursuant to a Pledge Agreement.

             (ii) In the event that at any time, whether on or after the Closing Date, the assets of all Subsidiaries with respect to which Pledge Agreements pledging the Capital Stock or other equity interests therein have been delivered as Collateral hereunder which have not theretofore been released, constitute, in the aggregate, an amount that is less than 90% of all assets of the Company and its Subsidiaries on a consolidated basis determined as of the last day of the most recent fiscal quarter of the Company (the "90%

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         Test"), the Company shall cause to be pledged, pursuant to Pledge
         Agreements (or amendments to previously executed Pledge Agreements satisfactory to the Administrative Agent), the Capital Stock or other equity interests in such additional Subsidiaries as may be required to satisfy the 90% Test. The specific Subsidiaries with respect to which such pledges shall be required shall be as mutually agreed upon by the Company and the Administrative Agent, provided, however, that in the absence of such agreement, the Subsidiary or Subsidiaries having the greatest amount of assets (and with respect to which the pledge of such Capital Stock or equity interests would not be prohibited by applicable laws or regulations) shall be pledged to the extent necessary to satisfy the 90% Test. For purposes of this Section 8.01(a)(ii), the assets of a Subsidiary shall exclude its interests (if any) in any other Subsidiary. Notwithstanding anything to the contrary contained herein, all of the Capital Stock of Strategic Technologies, Inc. shall be pledged pursuant to a Pledge Agreement.

         (b) Co-Borrower Pledges. Subject to the provisions of Section 8.03(b), unless and until the Co-Borrower Termination Conditions are satisfied, that portion of the Facility C Obligations of the Co-Borrower that constitutes the Merger Loan shall at all times be secured by a first priority pledge of and security interest in all Capital Stock of or other equity interests in each of the Co-Borrower Subsidiaries that is a Significant Subsidiary in favor of the Administrative Agent for the ratable benefit of the Facility C Lenders. If and to the extent that any Co-Borrower Subsidiary that is not a Significant Subsidiary thereafter becomes a Significant Subsidiary, the Company and the Co-Borrower shall cause the Capital Stock or other equity interests, in such Significant Subsidiary to be pledged pursuant to a Co-Borrower Pledge Agreement. For purposes of this Agreement and the Co-Borrower Guaranties and Co-Borrower Pledge Agreements, any payment received in respect of the Co-Borrower's Facility C Obligations (other than from collection or realization on the Co-Borrower Collateral or Co-Borrower Guaranties) shall first be applied to Facility C Obligations other than the Merger Loan.

         (c) Release of Certain Pledges. In the event that any Subsidiary with respect to which a Pledge Agreement or Co-Borrower Pledge Agreement pledging the Capital Stock or other equity interests therein has been delivered ceases to be a Significant Subsidiary (as determined as of the last day of two consecutive fiscal quarters of the Company), the Administrative Agent shall, upon written request from the Company, cause the pledge with respect to such Subsidiary to be released, provided, however, that no such release shall be required if, as a result thereof, the 90% Test provided for in Section 8.01(a)(ii) would not be satisfied.

         SECTION 8.02. Mortgage Banking Subsidiaries Note.

         (a) Pledge. Subject to the provisions of Section 8.03, upon the request of the Administrative Agent (which may not be made without the prior written consent from the Required Lenders and which shall be made upon the written request of the Required Lenders), the Company shall grant, and shall cause any Guarantor that is a payee under the Mortgage Banking Subsidiaries Note to grant, the Administrative Agent on behalf of the Lenders as security for the payment in full of all the Secured Obligations, a first lien and security interest in the Mortgage Banking Subsidiaries Note. Notwithstanding anything to the contrary provided in this Agreement, the Company agrees that the Mortgage Banking Subsidiaries Note Pledge

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Agreement shall require all principal payments payable under the Mortgage
Banking Subsidiaries Note to be made directly to the Administrative Agent and applied to the principal outstanding under the Notes as required under Section 2.06(d).

         (b) Collateral Documentation. If and when the Company is required to grant the Administrative Agent a security interest in the Mortgage Banking Subsidiaries Note pursuant to Section 8.02(a), the Company shall deliver to the Administrative Agent:

             (i) a pledge and security agreement (the "Mortgage Banking Subsidiaries Note Pledge Agreement"), in form and substance satisfactory to the Administrative Agent, duly executed by the Company and each Guarantor that is a payee under the Mortgage Banking Subsidiaries Note, granting the Administrative Agent on behalf of the Lenders, a first lien on, and security interest in, the Mortgage Banking Subsidiaries Note;

             (ii) an endorsement or allonge to the Mortgage Banking Subsidiaries Note, in form and substance satisfactory to the Administrative Agent, duly executed by the Borrower and each Guarantor that is a payee under the Mortgage Banking Subsidiaries Note, transferring the Mortgage Banking Subsidiaries Note to the Administrative Agent on behalf of the Lenders; and

             (iii) a written acknowledgment duly executed by the Borrower and each Guarantor that is a payee under the Mortgage Banking Subsidiaries Note, that the Administrative Agent holds the Mortgage Banking Subsidiaries Note as Collateral for the Secured Obligations.

All the foregoing documents shall be delivered to the Administrative Agent on or before the date that the Company is required to grant the Administrative Agent the security interest in the Mortgage Banking Subsidiaries Note. All of the documentation and other items required under this Section 8.02 must be fully satisfactory, both in form and substance, to the Administrative Agent. In addition to the foregoing, at the request of the Administrative Agent, the Company shall, and shall cause each Guarantor that is a payee under the Mortgage Banking Subsidiaries Note to, execute and deliver to the Administrative Agent such assignments, pledges, financing statements and other documents, and cause to be done such further acts, all as the Administrative Agent from time to time may deem necessary or appropriate to evidence, confirm, perfect or protect any security interest required to be granted to the Administrative Agent hereunder.

         SECTION 8.03. Collateral Trusts.

         (a) Notwithstanding the foregoing provisions of this Article VIII, in the event that, and for as long as, the terms of the Existing Company Public Debt require that the holder of such Existing Company Public Debt shall have an equal and ratable Lien in any of the Collateral, the Liens upon such Collateral provided to be granted to the Administrative Agent hereunder shall instead be granted to a collateral trustee reasonably satisfactory to the Administrative Agent under the terms of an agreement ("Collateral Trust Agreement") substantially in the form of Exhibit T hereto, and providing for such Collateral to be for the equal and ratable benefit of the trustee of the Existing Company Public Debt (for the benefit of the holders of the Existing

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Company Public Debt) and the Administrative Agent (for the benefit of the
Holders of Secured Obligations). The fees and expenses of such collateral trustee shall be borne by the Company.

         (b) Notwithstanding the foregoing provisions of this Article VIII, in the event that, and for as long as, the terms of the Existing U.S. Home Senior Debt Issues require that the holder thereof shall have an equal and ratable Lien in any of the Co-Borrower Collateral, the Liens upon such Co-Borrower Collateral provided to be granted to the Administrative Agent hereunder shall instead be granted to a collateral trustee reasonably satisfactory to the Administrative Agent under the terms of a Collateral Trust Agreement substantially in the form of Exhibit U hereto, and providing for such Co-Borrower Collateral to be for the equal and ratable benefit of the trustee of the Existing U.S. Home Senior Debt Issues (for the benefit of the holders of such Existing U.S. Home Senior Debt Issues) and the Administrative Agent (for the benefit of the Facility C Lenders hereunder). The fees and expenses of such collateral trustee shall be borne by the Co-Borrower.

                                   ARTICLE IX

                                EVENTS OF DEFAULT

         SECTION 9.01. Events of Default. The occurrence of any one or more of the following Events shall constitute an "Event of Default":

         (a) any representation or warranty made or deemed made by or on behalf of any Loan Party to the Lenders, the Issuer, the Swing Line Bank or the Administrative Agent under or in connection with this Agreement or any Loan Document shall be false or misleading in any material respect when made;

         (b) any report, certificate, financial statement or other document or instrument furnished in connection with this Agreement or the Loans hereunder shall be false or misleading in any material respect when furnished;

         (c) default shall be made in the payment of (i) the principal of any of the Notes when and as due and payable, or (ii) the interest on any of the Notes, any fees or any other sums due pursuant to Article II, which default continues for five days after the same becomes due and payable;

         (d) default shall be made with respect to any Indebtedness or Contingent Obligations of any Loan Party (other than the Indebtedness evidenced by the Notes and Non-Recourse Indebtedness), beyond any applicable period of grace, or default shall be made with respect to the performance of any other obligation or incurred in connection with any such Indebtedness or liabilities beyond any applicable period of grace, or default shall be made with respect to any other liability of $5,000,000 or more, if the effect of any such default is to accelerate the maturity of such Indebtedness or liability or to cause any other liability to become due prior to its stated maturity, or any such Indebtedness or liability shall not be paid when due and such default shall not have been remedied or cured by such Loan Party or waived by the obligor;

         (e) default shall be made in the due observance or performance of any of the provisions of Article VII or Article VIII or any other covenant, agreement or condition on the

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part of any Loan Party to be performed under or in connection with this
Agreement or any Loan Document, and such default shall have continued for a period of thirty (30) days after the occurrence thereof;

         (f) any Loan Party shall (i) petition or apply for, seek, consent to, or acquiesce in, the appointment of a receiver, trustee, examiner, custodian, liquidator or similar official of such Loan Party or any of its properties or assets, (ii) be unable, or admit in writing its inability, to pay its debts as they mature, (iii) make a general assignment for the benefit of or a composition with its creditors, (iv) have an order for relief entered with respect to it under the Federal bankruptcy laws as now or hereafter in effect, (v) institute any proceeding seeking an order for relief under the Federal bankruptcy laws as now or hereafter in effect, or file a petition or an answer seeking dissolution, winding up, liquidation or reorganization or an arrangement with creditors or a composition of its debts or to take advantage of any bankruptcy, reorganization, insolvency, readjustment of debts, dissolution or liquidation law or statute or other statute or law for the relief of debtors, or file any answer admitting the material allegations of a petition filed against it in any proceeding under such law, or fail to file an answer or other pleading denying the material allegations of any such proceeding filed against it, or if corporate or other action shall be taken by such Loan Party for the purpose of effecting any of the foregoing, or (vi) fail to contest in good faith any appointment or proceeding described in Section 9.01(g);

         (g) an order, judgment, or decree shall be entered without the application, approval, or consent of any Loan Party by any court of competent jurisdiction appointing a receiver, trustee or liquidator of any Loan Party or a proceeding described in Section 9.01(f) shall be instituted against the any Loan Party, and such appointment shall continue undischarged or such proceeding continues undismissed or unstayed for any period of 45 days;

         (h) final judgment for the payment of money in excess of an aggregate of $1,000,000 shall be rendered against the any Loan Party and the same shall remain undischarged for a period of 30 days during which execution shall not be effectively stayed;

         (i) there shall occur any Event or Events which, individually or in the aggregate, shall be deemed by the Required Lenders to have had a Material Adverse Effect;

         (j) any Loan Party shall be the subject of any proceeding or investigation pertaining to the release by any Loan Party, any of its Subsidiaries or any other Person of any Hazardous Substance into the environment, or any violation of any Environmental Law or any federal, state or local health or safety law or regulation, which, in either case, could reasonably be expected to have a Material Adverse Effect; or

         (k) there shall occur any Change in Control of the Company.

         SECTION 9.02. Remedies.

         (a) Acceleration. If any Event of Default described in Section 9.01(f) or (g) occurs with respect to the Company or, unless and until the Co-Borrower Termination Conditions are satisfied, the Co-Borrower, the obligations of the Lenders to make Loans, the Swing Line Bank to make Swing Line Loans and the Issuer to issue Facility Letters of Credit hereunder shall automatically terminate and the Obligations shall immediately become due and payable without

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any election or action on the part of the Administrative Agent or any Lender. If any other Event of Default occurs and is continuing, the Administrative Agent may, and upon written direction of the Required Lenders shall, terminate or suspend the obligations of the Lenders to make Loans, the Swing Line Bank to make Swing Line Loans and the Issuer to issue Facility Letters of Credit hereunder, or declare the Obligations to be due and payable, or both, whereupon the Obligations shall become immediately due and payable, without presentment, demand, protest or notice of any kind, all of which the Borrower hereby expressly waives

         (b) Recission of Acceleration. If, within 30 days after acceleration of the maturity of the Obligations or termination of the obligations of the Lenders to make Loans hereunder as a result of any Event of Default (other than any Event of Default as described in Section 9.01 (f) or (g) with respect to the Company or, unless and until the Co-Borrower Termination Conditions are satisfied, the Co-Borrower) and before any judgment or decree for the payment of the Obligations due shall have been obtained or entered, the Required Lenders (in their sole discretion) shall so direct, the Administrative Agent shall, by notice to the Borrower, rescind and annul such acceleration and/or termination.

         SECTION 9.03. Application of Payments.

         (a) Subject to the provisions of Section 11.02 and any provisions of this Agreement specifically providing for payments to be applied to a particular Facility, the Administrative Agent shall, unless otherwise specified at the direction of the Required Lenders which direction shall be consistent with the last sentence of this Section 9.03, apply all payments and prepayments in respect of any Obligations and all proceeds of the Collateral (except as hereinafter provided) in the following order:

             (i) first, to pay interest on and then principal of any portion of the Loans which the Administrative Agent may have advanced on behalf of any Lender for which the Administrative Agent has not then been reimbursed by such Lender or the Borrower;

             (ii) second, to pay Obligations in respect of any fees, expenses, reimbursements or indemnities then due to the Administrative Agent;

             (iii) third, to pay Obligations in respect of any fees, expenses, reimbursements or indemnities then due to the Lenders and the Issuer(s);

             (iv)   fourth, to pay interest due in respect of Swing Line Loans;

             (v) fifth, to pay interest due in respect of Loans (other than Swing Line Loans) and Facility Letter of Credit Obligations;

             (vi) sixth, to the ratable payment or prepayment of principal outstanding on Swing Line Loans;

             (vii) seventh, to the ratable payment or prepayment of principal outstanding on Loans (other than Swing Line Loans), Reimbursement Obligations, and Hedging Obligations under Permitted Hedging Agreements;

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

             (viii) eighth, to the Letter of Credit Collateral Account in an amount equal to the outstanding Facility Letter of Credit Obligations to the extent required under Section 2.21(h); and

             (ix)   ninth, to the ratable payment of all other Obligations.

Unless otherwise designated (which designation shall only be applicable prior to the occurrence of an Event of Default) by the Borrower, all principal payments in respect of Loans (other than Swing Line Loans) under a Facility shall be applied first, to repay outstanding Floating Rate Loans under such Facility and then to repay outstanding Eurodollar Rate Loans under such Facility, with those that have earlier expiring Interest Period being repaid prior to those that have later expiring Interest Periods. The order of priority set forth in this Section 9.03(a) and the related provisions of this Agreement are set forth solely to determine the rights and priorities of the Administrative Agent, the Lenders, the Swing Line Bank and the Issuer(s) as among themselves. The order of priority set forth in clauses (i) through (ix) of this Section 9.03(a) may at any time and from time to time be changed by the Required Lenders without necessity of notice to or consent of or approval by the Company, the Co-Borrower or any other Person; provided, that the order of priority set forth in clauses (i) and (ii) may be changed only with the prior written consent of the Administrative Agent and the order of priority of payments in respect of Swing Line Loans may be changed only with the prior written consent of the Swing Line Bank.

         (b) Notwithstanding the foregoing, unless and until the Co-Borrower Termination Conditions are satisfied, payments received in respect of the Co-Borrower's Obligations shall only be applied to such Obligations (but otherwise in the order of priority set forth above) and proceeds of the Co-Borrower Collateral shall only be applied (subject to the limitations set forth in Section 8.01(b)) to the Co-Borrower's Facility C Obligations (but otherwise in the order of priority set forth above).

                                   ARTICLE X

                            THE ADMINISTRATIVE AGENT

         SECTION 10.01. Appointment. Bank One, NA is hereby appointed Administrative Agent hereunder and under each other Loan Document and, subject to the provisions of Section 10.14 below, each of the Lenders irrevocably authorizes the Administrative Agent to act as the Administrative Agent of such Lender. The Administrative Agent agrees to act as such upon the express conditions contained in this Article X. The Administrative Agent shall not have a fiduciary relationship in respect of any Lender by reason of this Agreement. Bankers Trust Company is hereby appointed to act as Syndication Agent hereunder. Bank of America, N.A. and Credit Lyonnais Atlanta Agency are hereby appointed as Co-Documentation Agents hereunder. Guaranty Federal Bank, F.S.B. and Wachovia Bank, N.A. are hereby appointed as Senior Managing Agents hereunder. Comerica Bank and SunTrust Bank are hereby appointed as Managing Agents hereunder. U.S. Bank National Association is hereby appointed as Co-Agent hereunder. Except for rights of consent or approval given to the Syndication Agent under this Agreement, neither the Syndication Agent, nor the Co-Documentation Agents nor the Senior

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Managing Agents nor the Managing Agents nor the Co-Agent shall have any right, power, obligation, liability, responsibility or duty under this Agreement in such capacity.

         SECTION 10.02. Powers. The Administrative Agent shall have and may exercise such powers under the Loan Documents as are specifically delegated to the Administrative Agent by the terms of each thereof, together with such powers as are reasonably incidental thereto. The Administrative Agent shall have no implied duties to the Lenders, or any obligation to the Lenders to take any action thereunder except any action specifically provided by the Loan Documents to be taken by the Administrative Agent.

         SECTION 10.03. General Immunity. Neither the Administrative Agent nor any of its directors, officers, agents or employees shall be liable to the Borrower, the Lenders or any Lender for any action taken or omitted to be taken by it or them hereunder or under any other Loan Document or in connection herewith or therewith except for its or their own gross negligence or willful misconduct.

         SECTION 10.04. No Responsibility for Loans, Recitals, Etc. Neither the Administrative Agent nor any of its directors, officers, agents or employees shall be responsible for or have any duty to ascertain, inquire into, or verify
(a) any statement, warranty or representation made in connection with any Loan Document or any borrowing hereunder; (b) the performance or observance of any of the covenants or agreements of any obligor under any Loan Document; (c) the satisfaction of any condition specified in Article V, except receipt of items required to be delivered to the Administrative Agent; or (d) the validity, effectiveness or genuineness (except its own due execution thereof) of any Loan Document or any other instrument or writing furnished in connection therewith. Further, the Administrative Agent assumes no obligation to any other Lender as to the collectibility of any Loans made by any Lender to the Borrower. Each Lender expressly acknowledges that the Administrative Agent has not made any representations or warranties to it on or prior to the date hereof and that no act by the Administrative Agent hereafter taken shall be deemed to constitute any representation or warranty by the Administrative Agent to any other Lender. Each Lender acknowledges that it has taken and will take such action and make such investigation as it deems necessary to inform itself as to the affairs and creditworthiness of the Borrower.

         SECTION 10.05. Employment of Agents and Counsel. The Administrative Agent may execute any of its duties as Administrative Agent hereunder and under any other Loan Document by or through employees, agents, and attorneys-in-fact and shall not be answerable to the Lenders, except as to money or securities received by it or its authorized agents, for the default or misconduct of any such agents or attorneys-in-fact selected by it with reasonable care. The Administrative Agent shall be entitled to advice of counsel concerning all matters pertaining to the agency hereby created and its duties hereunder and under any other Loan Document.

         SECTION 10.06. Reliance on Documents; Counsel. The Administrative Agent shall not be under a duty to examine into or pass upon the validity, effectiveness, genuineness or value of this Agreement, the Notes, the Guaranties and other Loan Documents or any other document furnished pursuant hereto or thereto or in connection herewith, and the Administrative Agent shall be entitled to assume that the same are valid, effective and genuine and what they purport to be. The Administrative Agent shall be entitled to rely upon any Note, notice, consent, certificate,

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affidavit, letter, telegram, statement, paper or document reasonably believed by it to be genuine and correct and to have been signed or sent by the proper person or persons, and, in respect to legal matters, upon the opinion of counsel selected by the Administrative Agent, which counsel may be employees of the Administrative Agent. The Administrative Agent shall not be liable for any action taken or suffered in good faith by it based on or in accordance with any of the foregoing.

         SECTION 10.07. No Waiver of Rights. With respect to its Commitments, the Loans (including the Swing Loans) made by it and the Notes issued to it, the Administrative Agent shall have the same rights and powers hereunder and under any other Loan Document as any Lender or Issuer and may exercise the same as though it was not the Administrative Agent, and the term "Lender" or "Lenders" shall, unless the context otherwise indicates, include the Administrative Agent in its individual capacity. The Administrative Agent may accept deposits from, lend money to and issue letters of credit for the account of, and generally engage in any kind of business with the Company or its Affiliates (including, without limitation, trust, debt, equity and other transactions) in addition to the transactions contemplated by this Agreement or any other Loan Document; it being expressly understood and agreed that neither the Administrative Agent nor any other Lender shall be deemed by the execution hereof to have waived any rights under any loan or other agreement with the Company or any of its Affiliates relating to any other business or loans to the Company or any of its Affiliates which are not a part of the Commitments under this Agreement.

         SECTION 10.08. Knowledge of Event of Default. It is expressly understood and agreed that the Administrative Agent shall be entitled to assume that no Event of Default or Unmatured Default has occurred and is continuing, unless the officers of the Administrative Agent active on the Company's account have actual knowledge of such occurrence or have been notified by a Lender that such Lender considers that an Event of Default or Unmatured Default has occurred and is continuing and specifying the nature thereof.

         SECTION 10.09. Administrative Agent's Reimbursement and Indemnification. The Lenders agree to reimburse and indemnify the Administrative Agent ratably in accordance with their respective Pro Rata Shares (a) for any amounts not reimbursed by the Borrower for which the Administrative Agent is entitled to reimbursement by the Borrower under the Loan Documents, (b) for any other expenses incurred by the Administrative Agent on behalf of the Lenders, in connection with the preparation, execution, delivery, administration and enforcement of the Loan Documents and (c) for any liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements of any kind and nature whatsoever which may be imposed on, incurred by or asserted against the Administrative Agent in any way relating to or arising out of the Loan Documents or any other document delivered in connection therewith or the transactions contemplated thereby, or the enforcement of any of the terms thereof or of any such other documents, provided that no Lender shall be liable for any of the foregoing to the extent they arise from the gross negligence or willful misconduct of the Administrative Agent.

         SECTION 10.10. Notices to the Company. In each instance that a notice is required, pursuant to the terms hereof, to be given by one or more of the Lenders to the Company or any Subsidiary, the Lenders desiring that such notice be given shall so advise the Administrative

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Agent (which advice, if given by telephone, shall be promptly confirmed by telex or letter to the Administrative Agent at its address listed in the signature pages hereto), which shall transmit such notice to the Company or such Subsidiary promptly after its having been so advised by the appropriate number of Lenders; provided, however, that subject to the provisions of Section 10.15 hereof, if the Administrative Agent shall fail to transmit such notice within a reasonable period of time after its having been so advised by the appropriate number of Lenders, the Lenders desiring that such notice be given may transmit such notice directly to the Company or such Subsidiary. In any event notices to the Company or any Subsidiary shall be sent to the address of the Company provided for in this Agreement.

         SECTION 10.11. Action on Instructions of Lenders. The Administrative Agent shall in all cases be fully protected in acting, or in refraining from acting, hereunder and under any other Loan Document in accordance with written instructions signed by the Required Lenders, or all of the Lenders, as the case may be, and such instructions and any action taken or failure to act pursuant thereto shall be binding on all of the Lenders and on all holders of Notes and on all Holders of Secured Obligations. Except where an action or inaction is expressly required under this Agreement, the Administrative Agent shall be fully justified in failing or refusing to take any action hereunder and under any other Loan Documents unless it shall first be indemnified to its satisfaction by the Lenders in accordance with their respective Pro Rata Shares, against any and all liability, cost and expense that it may incur by reason of taking or continuing to take any such action.

         SECTION 10.12. Lender Credit Decision. Each Lender acknowledges that it has, independently and without reliance upon the Administrative Agent or any other Lender and based on the financial statements prepared by the Company and such other documents and information as it has deemed appropriate, made its own credit analysis and decision to enter into this Agreement and the other Loan Documents. Each Lender also acknowledges that it will, independently and without reliance upon the Administrative Agent or any other Lender and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under this Agreement and the other Loan Documents.

         SECTION 10.13. Collateral.

         (a) Each Lender authorizes the Administrative Agent to enter into each of the Loan Documents to which it is a party and to take all action contemplated by such Loan Documents and to enter into the Intercreditor Agreement and to take all action contemplated by the Intercreditor Agreement. Each Lender agrees that no Holder of Secured Obligations, other than the Administrative Agent acting on behalf of all Holders of Secured Obligations, or, in the case of the Co-Borrower Collateral, on behalf of the Facility C Lenders, shall have the right individually to seek to realize upon the security granted by any Loan Document, it being understood and agreed that such rights and remedies may be exercised solely by the Administrative Agent for the benefit of the Holders of Secured Obligations (or, in the case of the Co-Borrower Collateral, for the benefit of the Facility C Lenders), upon the terms of the Loan Documents.

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         (b) In the event that any Collateral is pledged by any Person as collateral security for the Obligations, the Administrative Agent is hereby authorized to execute and deliver on behalf of the Holders of Secured Obligations any Loan Documents necessary or appropriate to grant and perfect a Lien on such Collateral in favor of the Administrative Agent on behalf of the Holders of Secured Obligations (or, in the case of the Co-Borrower Collateral, on behalf of the Facility C Lenders).

         (c) The Lenders hereby authorize the Administrative Agent, at its option and in its discretion, to release any Lien granted to or held by the Administrative Agent upon any Collateral (i) upon termination of the Commitments and payment and satisfaction of all of the Obligations or the transactions contemplated hereby; (ii) as permitted by, but only in accordance with, the terms of the applicable Loan Document; or (iii) if approved, authorized or ratified in writing by the Required Lenders, unless such release is required to be approved by all of the Lenders hereunder. Upon request by the Administrative Agent at any time, the Lenders will confirm in writing the Administrative Agent's authority to release particular types or items of Collateral pursuant to this Section 10.13(c).

         (d) Upon any sale or transfer of assets constituting Collateral which is expressly permitted pursuant to the terms of any Loan Documents, or consented to in writing by the Required Lenders, and upon at least ten (10) Business Days' prior written request by the Company, the Administrative Agent shall (and is hereby irrevocably authorized by the Lenders to) execute such documents as may be necessary to evidence the release of the Liens granted to the Administrative Agent for the benefit of the Holders of Secured Obligations (or, in the case of the Co-Borrower Collateral, for the benefit of the Facility C Lenders), upon the Collateral that was sold or transferred; provided, however, that (i) the Administrative Agent shall not be required to execute any such document on terms which, in the Administrative Agent's opinion, would expose the Administrative Agent to liability or create any obligation or entail any consequence other than the release of such Liens without recourse or warranty, and (ii) such release shall not in any manner discharge, affect or impair the Secured Obligations or any Liens upon (or obligations of the Company or any other Loan Party) in respect of) all interests retained by the Company or any other Loan Party, including (without limitation) the proceeds of the sale, all of which shall continue to constitute part of the Collateral. Notwithstanding the foregoing, each of the Lenders hereby acknowledges and agrees that upon the consummation of any Permitted Disposition, the Administrative Agent, for itself and on behalf of the Lenders, shall release from its Guaranty or Co-Borrower Guaranty any Loan Party whose stock is sold in such Permitted Disposition, and shall release such stock from the applicable Pledge Agreement or Co-Borrower Pledge Agreement. No release of Collateral shall affect the obligations of the Borrower under Section 2.06(b).

         SECTION 10.14. Resignation or Removal of the Administrative Agent. If, at any time, Lenders holding Notes having aggregate outstanding principal balances equal to at least 75% of the then outstanding amount of the Aggregate Commitment (excluding from such computation the Administrative Agent and its Notes) shall deem it advisable, those Lenders may submit to the Administrative Agent notification by certified mail, return receipt requested of its removal as Administrative Agent under this Agreement, which removal shall be effective as of the date of receipt of such notice by the Administrative Agent. If, at any time, the Administrative Agent shall deem it advisable, in its sole discretion, it may submit to each of the

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Lenders written notification, by certified mail, return receipt requested, of its resignation as Administrative Agent under this Agreement, which resignation shall be effective as of 60 days after the date of such notice. In the event of any such removal or resignation, the Required Lenders may appoint a successor to the Administrative Agent. In the event the Administrative Agent shall have resigned and/or have been removed and so long as no successor shall have been appointed, the Borrower shall make all payments due each Lender hereunder directly to that Lender and all powers specifically delegated to the Administrative Agent by the terms hereof may be exercised by the Required Lenders. Upon the removal or resignation of the Administrative Agent, the retiring Administrative Agent shall be discharged from its duties and obligations hereunder and under the other Loan Documents. After the removal or resignation of the Administrative Agent, the provisions of this Article X shall continue in effect for its benefit in respect of any actions taken or omitted to be taken while it was acting as the Administrative Agent hereunder and under the other Loan Documents.

         SECTION 10.15. Benefits of Article X. None of the provisions of this
Article X shall inure to the benefit of the Borrower or of any Person other than Administrative Agent and each of the Lenders and their respective successors and permitted assigns. Accordingly, neither the Borrower nor any Person other than Administrative Agent and the Lenders (and their respective successors and permitted assigns) shall be entitled to rely upon, or to raise as a defense, the failure of the Administrative Agent or any Lenders to comply with the provisions of this Article X.

                                   ARTICLE XI

                            SETOFF; RATABLE PAYMENTS

         SECTION 11.01. Set-off. In addition to, and without limitation of, any rights of the Lenders under applicable law, if any Loan Party becomes insolvent, however evidenced, or any Event of Default or Unmatured Default occurs, any indebtedness from any Lender to any Loan Party (including all account balances, whether provisional or final and whether or not collected or available) may be offset and applied toward the payment of the Obligations owing to such Lender, whether or not the Obligations, or any part hereof, shall then be due; provided, however, that unless and until the Co-Borrower Conditions are satisfied, any set-off of amounts owed by any Lender to the Co-Borrower Subsidiaries shall only be applied to the Obligations of the Co-Borrower and the Co-Borrower Subsidiaries under the Loan Documents. Each Lender agrees promptly to notify the Borrower after any such set-off and application made by such Lender; provided, however, that the failure to give such notice shall not affect the validity of any such set-off and application. The rights of each Lender under this Section
11.01 are in addition to any other rights and remedies which that Lender may have under this Agreement or otherwise.

         SECTION 11.02. Ratable Payments. If any Lender, whether by setoff or otherwise, has payment made to it upon any of its Loans (other than payments received pursuant to Sections 3.01, 3.02 or 3.04) in a greater proportion than that received by any other Lender with respect to the Loans (other than payments with respect to a Facility that are received ratably by the Lenders of such Facility in accordance with the provisions of this Agreement), such Lender agrees, promptly upon demand, to purchase a portion of such Loans held by the other Lenders so that after such purchase each Lender will hold its Applicable Pro Rata Share of all Loans. If any

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Lender, whether in connection with setoff or amounts which might be subject to setoff or otherwise, receives collateral or other protection for its Obligations or such amounts which may be subject to setoff, such Lender agrees, promptly upon demand, to take such action necessary such that all Lenders share in the benefits of such collateral ratably in accordance with their respective Pro Rata Shares. In case any such payment is disturbed by legal process, or otherwise, appropriate further adjustments shall be made.

                                  ARTICLE XII

                BENEFIT OF AGREEMENT; ASSIGNMENTS; PARTICIPATIONS

         SECTION 12.01. Successors and Permitted Assigns. The terms and provisions of the Loan Documents shall be binding upon and inure to the benefit of the Company, the Co-Borrower and the Lenders and their respective successors and permitted assigns, except that (a) neither the Company nor the Co-Borrower shall have the right to assign its rights or obligations under the Loan Documents and (b) except as otherwise provided in the next succeeding sentence, any assignment by any Lender must be made in compliance with Section 12.03. Nothing in this Agreement shall prevent or prohibit any Lender from pledging its Loans and Notes hereunder to a Federal Reserve Bank in support of borrowings made by such Lender from such Federal Reserve Bank and, with the consent of the Administrative Agent, any Lender which is a fund may pledge all or any portion of its Loans and Notes to its trustee in support of its obligations to its trustee.

         SECTION 12.02. Participations.

         (a) Permitted Participants; Effect. Any Lender may, in the ordinary course of its business and in accordance with applicable law, at any time sell to one or more banks or other entities ("Participants") participating interests in any Loan owing to such Lender, any Note held by such Lender, any Commitment of such Lender or any other interest of such Lender under the Loan Documents. In the event of any such sale by a Lender of participating interests to a Participant, such Lender's obligations under the Loan Documents shall remain unchanged, such Lender shall remain solely responsible to the other parties hereto for the performance of such obligations, such Lender shall remain the holder of any such Note for all purposes under the Loan Documents, all amounts payable by the Borrower under this Agreement shall be determined as if such Lender had not sold such participating interests, and the Borrower and the Administrative Agent shall continue to deal solely and directly with such Lender in connection with such Lender's rights and obligations under the Loan Documents.

         (b) Voting Rights. Each Lender shall retain the sole right to approve, without the consent of any Participant, any amendment, modification or waiver of any provision of the Loan Documents other than any amendment, modification or waiver with respect to any Loan, Facility Letter of Credit Obligations or Commitment in which such Participant has an interest which forgives principal, interest or fees or reduces the interest rate or fees payable with respect to any such Loan, Facility Letter of Credit Obligations or Commitment, postpones any date fixed for any regularly-scheduled payment of principal of, or interest or fees on, any such Loan or Commitment, releases any Guarantor of any such Loan, Facility Letter of Credit Obligations or

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releases any substantial portion of Collateral, if any, securing any such Loan or Facility Letter of Credit Obligations.

         (c) Benefit of Setoff. The Borrower agrees that each Participant shall be deemed to have the right of setoff provided in Section 11.01 in respect of its participating interest in amounts owing under the Loan Documents to the same extent as if the amount of its participating interest were owing directly to it as a Lender under the Loan Documents, provided that each Lender shall retain the right of setoff provided in Section 11.01 with respect to the amount of participating interests sold to each Participant. The Lenders agree to share with each Participant, and each Participant, by exercising the right of setoff provided in Section 11.01, agrees to share with each Lender, any amount received pursuant to the exercise of its right of setoff, such amounts to be shared in accordance with Section 11.02 as if each Participant were a Lender.

         SECTION 12.03. Assignments.

         (a) Permitted Assignments. Any Lender (or any Lender together with one or more other Lenders) may (x) assign all or (subject to Section 12.03(d)) a portion of its Commitments (and related outstanding Obligations) (i) to one or more other Lenders or to such assigning Lender's parent company and/or any Affiliate of such Lender which is at least 50% owned by such Lender or its parent company or (ii) in the case of any Lender that is a fund that invests in bank loans, any other fund that invests in bank loans and is managed by the same investment advisor or such Lender or by an Affiliate of such investment advisor of (y) assign all or, if less than all (but subject to Section 12.03(d)), a portion equal to at least $5,000,000 in the aggregate for the assigning Lender or Lenders of such Commitments (and related outstanding Obligations) to one or more Eligible Assignees (treating, solely for purposes of the foregoing $5,000,000 minimum limitation but not for any other purpose, including the fee payable to the Administrative Agent as hereinafter provided, (A) any fund that invests in bank loans and (B) any other fund that invests in bank loans and is managed by the same investment advisor as such fund or by an Affiliate of such investment advisor, as a single Eligible Assignee), each of which assignees shall become a party to this Agreement as a Lender by execution of an assignment and assumption agreement ("Assignment and Assumption Agreement") substantially in form of Exhibit V (appropriately completed), provided that (i) at such time
Schedule I shall be deemed modified to reflect the Commitments and/or outstanding Loans, as the case may be) of such new Lender or the existing Lenders, (ii) upon surrender of the relevant Notes, new Notes will be issued by the Company to such new Lender and to the assigning Lender upon the request of such new Lender or assigning Lender (but the Company shall not be obligated to pay the Administrative Agent's or any Lender's costs and expenses with respect to the issuance of such Note or Notes unless the assignment is made pursuant to
Section 2.27), (iii) the consent of the Administrative Agent shall be required in connection with any assignment (which consent shall not be unreasonably withheld), (iv) from and after May 21, 2000 and unless an Event of Default has occurred and is continuing, the consent of the Company shall be required in connection with any assignment of Commitments to an assignee pursuant to clause
(y) above (which consent shall not be unreasonably withheld), and (v) the Administrative Agent shall receive at the time of each such assignment the payment of a non-refundable assignment fee of $3,500 payable by the assignor or assignee (as agreed to by them) and, provided further, that such transfer or assignment will not be effective until recorded by the Administrative Agent on the Register pursuant to Section 13.07. To the extent of any assignment pursuant to this Section 12.03, the

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assigning Lender shall be relieved of its obligations hereunder with respect to its assigned Commitments.

         (b) Tax Requirements. At the time of each assignment pursuant to this
Section 12.03 to a Person which is not already a Lender hereunder and which is not a United States person (as such term is defined in Section 7701(a)(3) of the Code) for U.S. federal income tax purposes, the respective assignee shall provide to the Company and the Administrative Agent, the appropriate Internal Revenue Service Forms described in Section 2.23.

         (c) Dissemination of Information. The Company and the Co-Borrower authorize each Lender to disclose to any Participant or any other Person acquiring an interest in the Loan Documents by operation of law (each a "Transferee") and any prospective Transferee any and all information in such Lender's possession concerning the creditworthiness of the Company and its Subsidiaries.

         (d) Co-Borrower. Unless and until the Co-Borrower Termination Conditions are satisfied, no Lender may assign or transfer any interest in Facility A or in Facility B unless it simultaneously transfers to the same Purchaser identical percentage interests in the Facility A Commitment, the Co-Borrower Facility A Sublimit, the Facility A Loans, the Facility Letter of Credit Obligations, the Facility B Commitment and the Facility B Revolver Loans.

                                  ARTICLE XIII

                                  MISCELLANEOUS

         SECTION 13.01. Notice.

         (a) Except as otherwise permitted by Section 2.14(b) with respect to borrowing notices, all notices and other communications provided to any party hereto under this Agreement or any other Loan Document shall be in writing or by telex or by facsimile and addressed or delivered to such party at its address set forth below its signature hereto or at such other address as may be designated by such party in a notice to the other parties. Any notice, if mailed and properly addressed with postage prepaid, shall be deemed given when received (or when delivery is refused); any notice, if transmitted by telex or facsimile, shall be deemed given when transmitted (answerback confirmed in the case of telexes and facsimile confirmation in the case of a facsimile).

         (b) The Company, the Administrative Agent and any Lender may each change the address for service of notice upon it by a notice in writing to the other parties hereto.

         (c) Any notice to the Company shall be deemed notice to the Co-Borrower.

         SECTION 13.02. Survival of Representations. All covenants, agreements, representations and warranties made herein and in the certificates delivered pursuant hereto shall survive the making by the Lenders of any Loans herein contemplated and the execution and delivery to the Lenders of the Notes evidencing the Commitments, and shall continue in full force and effect until all of the Obligations have been paid in full, all Facility Letters of Credit have been terminated and all of the Commitments have been terminated.

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         SECTION 13.03. Expenses. The Borrower shall pay (a) all expenses, including attorneys' fees and disbursements (which attorneys may be employees of the Administrative Agent or any Lender), incurred by the Administrative Agent and any Lender in connection with the administration of this Agreement and the other Loan Documents, any amendments, modifications or waivers with respect to any of the provisions thereof and the enforcement and protection of the rights of the Lenders and the Administrative Agent under this Agreement or any of the other Loan Documents, including all recording and filing fees, documentary stamp, intangibles and similar taxes, title insurance premiums, appraisal fees and other costs and disbursements incurred in connection with the taking of collateral and the perfection and preservation of the Lenders' security therein, and (b) the reasonable fees and the disbursements of Administrative Agent's attorneys (which attorneys may be employees of the Administrative Agent) in connection with the preparation, negotiation, execution, delivery and review of this Agreement, the Notes and the other Loan Documents (whether or not the transactions contemplated by this Agreement shall be consummated) and the closing of the transactions contemplated hereby.

         SECTION 13.04. Indemnification of the Lenders and the Administrative Agent. The Borrower shall indemnify and hold harmless the Administrative Agent and each Lender, and their respective directors, officers and employees against all losses, claims, damages, penalties, judgments, liabilities and expenses (including, without limitation, all expenses of litigation or preparation therefor whether or not the Administrative Agent or any Lender is a party thereto) which any of them may pay or incur arising out of or relating to, directly or indirectly, this Agreement, the other Loan Documents, the transactions contemplated hereby or the direct or indirect application or proposed application of the proceeds of any Loan hereunder; provided, however, that in no event shall the Administrative Agent or a Lender have the right to be indemnified hereunder for its own gross negligence or willful misconduct nor shall the Administrative Agent be indemnified against any liabilities which arise as a result of any claims made or actions, suits or proceedings commenced or maintained against any Lender (including the Administrative Agent, in its capacity as such) (i) by that Lender's shareholders or any governmental regulatory body or authority asserting that such Lender or any of its directors, officers, employees or agents violated any banking or securities law or regulation or any duty to its own shareholders, customers (excluding the Borrower) or creditors in any manner whatsoever in entering into or performing any of its obligations contemplated by this Agreement or (ii) by any other Lender. The obligations of the Borrower under this Section shall survive the termination of this Agreement.

         SECTION 13.05. Maximum Interest Rate. It is the intention of the Lenders and the Borrower that the interest (as defined under applicable law) on the Indebtedness evidenced by the Notes which may be charged to, or collected or received from the Borrower shall not exceed the maximum rate permissible under applicable law. Accordingly, anything herein or in any of the Notes to the contrary notwithstanding, should any interest (as so defined) be charged to, or collected or received from the Borrower by the Lenders pursuant hereto or thereto in excess of the maximum legal rate, then the excess payment shall be applied to the Obligations with respect to which such excess payment applies or, if such excess payment applies to all Obligations, then pro rata among the Facility A Obligations, the Facility B Obligations and (except with respect to payments by the Co-Borrower prior to the satisfaction of the Co-Borrower Termination

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Conditions) Facility C Obligations, and any portion of the excess payment remaining after payment in full thereof shall be returned by the Lenders to the Borrower.

         SECTION 13.06. Modification of Agreement.

         (a) Neither this Agreement nor any Note or Guaranty or (if applicable) the Lennar Guaranty or the Co-Borrower Guaranties nor any terms hereof or thereof may be changed, waived, discharged or terminated unless such change, waiver, discharge or termination is in writing signed by the Company (or other applicable Loan Party to such Loan Document) and the Required Lenders, provided that no such change, waiver, discharge or termination shall, without the consent of each Lender (with Obligations being directly affected in the case of the following clause (i)): (i) extend the final scheduled maturity of any Loan or Note or any portion thereof or extend the stated maturity of any Facility Letter of Credit beyond the Facility A Maturity Date, or reduce the rate or extend the time of payment of interest or fees thereon, or reduce the principal amount thereof (except to the extent repaid in cash), (ii) amend, modify or waive any provision of Article XI or this Section 13.06, (iii) reduce the percentage specified in the definition of the Required Lenders or change the definitions of Applicable Pro Rata Share, Facility A Pro Rata Share, Facility B Revolver Pro Rata Share, Facility B Term Pro Rata Share or Facility C Pro Rata Share, (iv) consent to the assignment or transfer by the Company of any of its rights and obligations under this Agreement, (v) other than pursuant to a transaction permitted by the terms of this Agreement, release all or substantially all of the Collateral, or (vi) other than pursuant to a transaction permitted by the terms of this Agreement, release any Guarantor from its obligations under its Guaranty or (unless and until the Co-Borrower Termination Conditions are satisfied) release the Company from its obligations under the Lennar Guaranty; provided, further, that no such change, waiver, discharge or termination shall
(A) increase any Commitment of any Lender over the amount thereof then in effect (it being understood that waivers or modifications of conditions precedent, covenants, any Unmatured Default or Event of Default or of a mandatory reduction to the Aggregate Facility A Commitment or Aggregate Facility B Commitment or of a mandatory prepayment shall not constitute an increase of the Commitment of any Lender, and that an increase in the available portion of any Commitment of any Lender shall not constitute an increase in the Commitment of such Lender), without the consent of such Lender, (B) without the consent of each Issuer affected thereby, amend, modify or waive any provision of Section 2.21 or alter its rights or obligations with respect to Facility Letters of Credit, (C) without the consent of the Swing Line Bank, amend, modify or waive any provision relating to the rights or obligations of the Swing Line Bank or with respect to the Swing Line Loans (including, without limitation, the obligations of the Lenders to make Advances in repayment of Swing Line Loans) or (D) without the consent of the Administrative Agent, amend, modify or waive any provision of
Article X or any other provision relating to the rights or obligations of the Administrative Agent; provided, however, that in any case the Required Banks may waive, in whole or in part, any such prepayment, repayment or Commitment reduction, so long as the application of any such prepayment, repayment or Commitment reduction which is still required to be made is not altered.

         (b) If, in connection with any proposed change, waiver, discharge or termination of or to any of the provisions of this Agreement or other Loan Documents as contemplated in clauses (i) through (vi), inclusive, of the first proviso to Section 13.06(a), the consent of the Required

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Lenders is obtained but the consent of one or more of such other Lenders whose consent is required is not obtained, then the Company shall have the right, so long as all non-consenting Lenders whose individual consent is required are treated as described in either clauses (i) or (ii) below, either (i) to replace each such non-consenting Lender with one or more Replacement Lenders pursuant to
Section 2.27 so long as at the time of such replacement, each such Replacement Lender consents to the proposed change, waiver, discharge or termination or (ii) to terminate each such non-consenting Lender's Commitments and repay in full its outstanding Loans, provided that, unless the Commitments that are terminated, and Loans that are repaid, pursuant to the preceding clause (ii) are immediately replaced in full at such time through the addition of new Lenders or the increase of the Commitments and/or outstanding Loans of existing Lenders (who in each case must specifically consent thereto in writing), then in the case of any action pursuant to preceding clause (ii) the Required Lenders (determined before giving effect to the proposed action) shall specifically consent thereto and, provided further, that in any event the Company shall not have the right to replace a Lender, terminate its Commitments or repay its Loans solely as a result of the exercise of such Lender's rights (and the withholding of any required consent by such Lender) pursuant to the second proviso to Section 13.06(a).

         (c) Anything in this Agreement to the contrary notwithstanding, if at a time when the conditions precedent set forth in Article V hereof to any Loan are, in the opinion of the Required Lenders, satisfied, any Lender (a "Defaulting Lender") shall fail to fulfill its obligations to make such Loan and such failure continues for at least two Business Days then, for so long as such failure shall continue, such Defaulting Lender shall (unless the Required Lenders, determined as if such Defaulting Lender were not a "Lender" hereunder, shall otherwise consent in writing) be deemed for all purposes relating to changes, waivers, discharges and termination under this Agreement (including, without limitation, under Section 13.06(a)) to have no Loans or Commitments, shall not be treated as a "Lender" hereunder when performing the computation of Required Lenders, and shall have no rights under the first proviso of Section 13.06(a); provided that any action taken by the other Lenders with respect to the matters referred to in clauses (i) through (iv), inclusive, of the first proviso of Section 13.06(a) shall not be effective as against such Defaulting Lender.

         SECTION 13.07. Register. The Agent shall maintain a register (the "Register") on which it will record the Commitments from time to time of each of the Lenders, the Loans made by each of the Lenders and each repayment in respect of the principal amount of the Loans of each Lender. Failure to make any such recordation, or any error in such recordation, shall not affect the Borrower's obligations in respect of such Loans. With respect to any Lender, the transfer of the Commitments of such Lender and the rights to the principal of, and interest on, any Loan made pursuant to such Commitment shall not be effective until such transfer is recorded on the Register maintained by the Administrative Agent with respect to ownership of such Commitments and Loans, and prior to such recordation all amounts owing to the transferor with respect to such Commitments and Loans shall remain owing to the transferor. The registration of assignment or transfer of all or part of any Commitments and Loans shall be recorded by the Administrative Agent on the Register only upon the acceptance by the Administrative Agent of a properly executed and delivered Assignment and Assumption Agreement pursuant to Section 12.03. Coincident with the delivery of such an Assignment and Assumption Agreement to the Administrative Agent for acceptance and registration of assignment or transfer of all or part of a Loan, or as soon thereafter as practicable, the assigning

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or transferor Lender shall surrender the applicable Note evidencing such Loan, and thereupon the Borrower shall, promptly upon request by the Administrative Agent, issue one or more new Notes in the same aggregate principal amount to the assigning or transferor Lender and/or the new Lender.

         SECTION 13.08. Preservation of Rights. No notice to or demand of the Borrower in any case shall entitle the Borrower to any other or further notice or demand in the same or similar circumstances. No delay or omission of the Lenders or the Administrative Agent to exercise any right under the Loan Documents shall impair such right or be construed to be a waiver of any Event of Default or an acquiescence therein, and the making of a Loan notwithstanding the existence of an Event of Default or Unmatured Default, or the inability of the Borrower to satisfy the conditions precedent to such Loan shall not constitute any waiver or acquiescence. Any single or partial exercise of any such right shall not preclude other or further exercise thereof or the exercise of any other right, and no waiver, amendment or other variation of the terms, conditions or provisions of the Loan Documents whatsoever shall be valid unless in writing signed by the Lenders required pursuant to Section 13.06, and then only to the extent in such writing specifically set forth. All remedies contained in the Loan Documents or by law afforded shall be cumulative and all shall be available to the Administrative Agent and the Lenders until the Obligations have been paid in full and all Facility Letters of Credit have terminated and all Commitments have terminated.

         SECTION 13.09. Several Obligations of Lenders. The respective obligations of the Lenders hereunder are several and not joint, and no Lender shall be the partner or agent of any other (except to the extent to which the Administrative Agent is authorized to act as such). The failure of any Lender to perform any of its obligations hereunder shall not relieve any other Lender from any of its obligations hereunder. This Agreement shall not be construed so as to confer any right or benefit upon any Person other than the parties to this Agreement and their respective successors and assigns.

         SECTION 13.10. Severability. If any one or more of the provisions contained in this Agreement or the Notes is held invalid, illegal or unenforceable in any respect, the validity, legality or enforceability of the remaining provisions contained herein and therein shall not in any way be affected or impaired thereby.

         SECTION 13.11. Counterparts. This Agreement may be executed in two or more counterparts, each of which may be executed by one or more of the parties hereto, but all of which, when taken together, shall constitute a single agreement binding on all the parties hereto.

         SECTION 13.12. The Company as Agent for the Co-Borrower. The Co-Borrower hereby appoints the Company as its agent and attorney-in-fact to execute and deliver any and all documents for and on behalf of the Co-Borrower in connection with the transactions contemplated by this Agreement or any of the other Loan Documents, or in connection with the amendment, modification or termination of any thereof, and hereby agrees that upon execution of any such documents or instruments they shall be binding upon the Co-Borrower. The Co-Borrower further agrees that the Lenders may rely upon written representations from the Company that it is acting on behalf of the Co-Borrower in accordance with the provisions of this Section 13.12 until such time as the Administrative Agent receives notice in writing from the Co-

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Borrower of the termination of the designation of the Company as agent and attorney-in-fact for the Co-Borrower.

         SECTION 13.13. Loss, etc., Notes. Upon receipt by the Borrower of reasonably satisfactory evidence of the loss, theft, destruction or mutilation of any of the Notes, upon reimbursement to the Borrower of all reasonable expenses incidental thereto and upon surrender and cancellation of the relevant Note, if mutilated, the Borrower shall make and deliver in lieu of that Note (the "Prior Note") a new Note of like tenor, except that no reference need be made in the new Note to any installment or installments of principal, if any, previously due and paid upon the Prior Note. Any Note made and delivered in accordance with the provisions of this Section shall be dated as of the date to which interest has been paid on the unpaid principal amount of the Prior Note.

         SECTION 13.14. Governmental Regulation. Anything contained in this Agreement to the contrary notwithstanding, no Lender shall be obligated to extend credit to the Borrower in violation of any limitation or prohibition provided by any applicable statute or regulation.

         SECTION 13.15. Taxes. Any taxes (excluding federal, state or local income taxes on the overall net income of any Lender) or other similar assessments or charges payable or ruled payable by any governmental authority in respect of the Loan Documents shall be paid by the Borrower, together with interest and penalties, if any.

         SECTION 13.16. Headings. Section headings in the Loan Documents are for convenience of reference only, and shall not govern the interpretation of any of the provisions of the Loan Documents.

         SECTION 13.17. Entire Agreement. This Agreement sets forth the entire agreement of the parties hereto with respect to the subject matter hereof, provided, however, that the fees payable by Company are set forth in the Fee Letters.

         SECTION 13.18. CHOICE OF LAW. THE LOAN DOCUMENTS (OTHER THAN THOSE CONTAINING A CONTRARY EXPRESS CHOICE OF LAW PROVISION) SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAWS (AND NOT THE LAW OF CONFLICTS) OF THE STATE OF NEW YORK BUT GIVING EFFECT TO FEDERAL LAWS APPLICABLE TO NATIONAL BANKS.

         SECTION 13.19. CONSENT TO JURISDICTION. THE BORROWER HEREBY IRREVOCABLY SUBMITS TO THE NON-EXCLUSIVE JURISDICTION OF ANY UNITED STATES FEDERAL OR NEW YORK STATE COURT SITTING IN NEW YORK CITY IN ANY ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO ANY LOAN DOCUMENTS AND THE BORROWER HEREBY IRREVOCABLY AGREES THAT ALL CLAIMS IN RESPECT OF SUCH ACTION OR PROCEEDING MAY BE HEARD AND DETERMINED IN ANY SUCH COURT AND IRREVOCABLY WAIVES ANY OBJECTION IT MAY NOW OR HEREAFTER HAVE AS TO THE VENUE OF ANY SUCH SUIT, ACTION OR PROCEEDING BROUGHT IN SUCH A COURT OR THAT SUCH COURT IS AN INCONVENIENT FORUM. NOTHING HEREIN SHALL LIMIT THE RIGHT OF THE ADMINISTRATIVE AGENT OR ANY LENDER TO BRING PROCEEDINGS AGAINST

THE BORROWER IN THE COURTS OF ANY OTHER JURISDICTION. ANY JUDICIAL PROCEEDING BY THE BORROWER AGAINST THE ADMINISTRATIVE AGENT OR ANY LENDER OR ANY AFFILIATE OF THE ADMINISTRATIVE AGENT OR ANY LENDER INVOLVING, DIRECTLY OR INDIRECTLY, ANY MATTER IN ANY WAY ARISING OUT OF, RELATED TO, OR CONNECTED WITH ANY LOAN DOCUMENT SHALL BE BROUGHT ONLY IN A COURT IN NEW YORK, NEW YORK.

         SECTION 13.20. WAIVER OF JURY TRIAL. THE BORROWER, THE ADMINISTRATIVE AGENT AND EACH LENDER HEREBY WAIVE TRIAL BY JURY IN ANY JUDICIAL PROCEEDING INVOLVING, DIRECTLY OR INDIRECTLY, ANY MATTER (WHETHER SOUNDING IN TORT, CONTRACT OR OTHERWISE) IN ANY WAY ARISING OUT OF, RELATED TO, OR CONNECTED WITH ANY LOAN DOCUMENT OR THE RELATIONSHIP ESTABLISHED THEREUNDER.

                     [Signatures appear on following pages]

         IN WITNESS WHEREOF, the Company, the Co-Borrower and the Lenders have caused this Agreement to be duly executed as of the date first above written.

                                    Company:

                                    LENNAR CORPORATION

                                    By: /s/ DAVID MCCAIN
                                       -----------------------------------------
                                       David McCain, Vice President

                                    Address:
                                    Lennar Corporation
                                    700 Northwest 107th Avenue
                                    Miami, Florida  33172
                                    Attention:  Bruce Gross,
                                                Chief Financial Officer
                                    Fax No.:  (305) 227-7115

                                    with copies to:

                                    Lennar Corporation
                                    700 Northwest 107th Avenue
                                    Miami, Florida  33172
                                    Attention:  David McCain, General Counsel
                                    Fax No.:  (305) 229-6650

                                    and

                                    Bilzin Sumberg Dunn Price & Axelrod LLP
                                    2500 First Union Financial Center
                                    200 South Biscayne Boulevard
                                    Miami, FL 33131-2336
                                    Attention:  Brian Bilzin
                                    Fax No.:  (305) 374-7593

                                    Lenders:

                                    BANK ONE, NA,
                                    As Lender, Administrative Agent, Issuer
                                    and Swing Line Bank

                                    By:
                                       -----------------------------------------
                                       Name:
                                            ------------------------------------
                                       Its:
                                           -------------------------------------

                                    Address:

                                    Bank One, NA
                                    1 Bank One Plaza
                                    14th Floor, Mail Suite IL1-0315
                                    Chicago, Illinois  60670-0151
                                    Attention:  Patt Schiewitz
                                    Fax No.:  (312) 732-1117

                                    with a copy to:

                                    Bank One, NA
                                    1 Bank One Plaza, Mail Suite 0801
                                    Chicago, Illinois 60670-0801
                                    Attention: Law Department
                                    Fax No.:  (312) 732-5144

                                    BANKERS TRUST COMPANY,
                                    As Lender and Syndication Agent

                                    By:
                                       -----------------------------------------
                                       Name:
                                            ------------------------------------
                                       Its:
                                           -------------------------------------
                                       Address:

                                   SCHEDULE IV

                                 PERMITTED LIENS

                                      None

                                   SCHEDULE V

                                REQUIRED CONSENTS

                                      None

                                  SCHEDULE VIII

                                SUBORDINATED DEBT

                                      None

                                   SCHEDULE IX

                            Loan Facilities Required
                              to be Repaid Debt Off

                  Fourth Amended and Restated Credit Agreement dated as of February 14, 2000 among U.S. Home Corporation, Bank One NA as Administrative Agent and the lenders party hereto.

                                   SCHEDULE X

                             PERMITTED DISPOSITIONS

                                      None